UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

C3.ai, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☒	No fee required
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C3.ai, Inc.
1400 Seaport Blvd
Redwood City, California 94063
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on October 4, 2023
Dear Stockholder:
We are pleased to invite you to attend the 2023 Annual Meeting of Stockholders of C3.ai, Inc., a Delaware corporation. The Annual Meeting will be held virtually on Wednesday, October 4, 2023 at 10:00 a.m. Pacific Time, via live webcast at www.virtualshareholdermeeting.com/AI2023.
The Annual Meeting will be held for the following purposes, which are more fully described in the accompanying materials:
1.To elect four Class III directors, each to hold office until our 2026 Annual Meeting of Stockholders, and until his or her successor is duly elected and qualified or until his or her earlier death, resignation, or removal;
2.To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement;
3.To approve the Company’s 2020 Equity Incentive Plan, as amended, to increase the maximum number of shares that may be automatically added to the share reserve on May 1 of each year from May 1, 2024 through May 1, 2030 from 5.0% to 7.0% of the total number of shares of our capital stock outstanding on April 30 of the immediately preceding fiscal year;
4.To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2024; and
5.To conduct any other business properly brought before the Annual Meeting.
On or about August 23, 2023, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access the Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended April 30, 2023. The Notice of Internet Availability of Proxy Materials provides instructions on how to vote online or by telephone and how to receive a paper copy of proxy materials by mail. The Proxy Statement for the Annual Meeting and our 2023 Annual Report can be accessed directly at www.proxyvote.com using the control number located on your Notice of Internet Availability of Proxy Materials, on your proxy card, or in the instructions that accompanied your proxy materials.
A list of stockholders entitled to vote will be available for 10 days prior to the Annual Meeting at our headquarters located at 1400 Seaport Blvd, Redwood City, California 94063. If you would like to view the stockholder list, please contact our Investor Relations department at ir@c3.ai.
Our board of directors has fixed the close of business on August 8, 2023, as the record date for the Annual Meeting. Only stockholders of record at the close of business on August 8, 2023, are entitled to notice of, and to vote at, the Annual Meeting.
By Order of the Board of Directors,
Thomas M. Siebel
Chief Executive Officer and Chairman
August 23, 2023

Your vote is important. Whether or not you plan to attend the Annual Meeting, please ensure that your shares are voted during the Annual Meeting by signing and returning a proxy card or by using our internet or telephonic voting system. Even if you have voted by proxy, you may still vote online if you attend the Annual Meeting. Please note, however, that if your shares are held on your behalf by a broker, bank, or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that nominee.

Proxy Statement for 2023 Annual Meeting of Stockholders
To Be Held on October 4, 2023
Table of Contents

Proxy Statement for 2023 Annual Meeting of Stockholders
To Be Held on October 4, 2023
This proxy statement and the enclosed form of proxy are being provided to you in connection with the solicitation of proxies by our board of directors for use at the 2023 Annual Meeting of Stockholders of C3.ai, Inc., a Delaware corporation. Throughout this proxy statement, we refer to the 2023 Annual Meeting of Stockholders, including any postponements, adjournments, or continuations thereof, as the “Annual Meeting,” and we refer to C3.ai, Inc. as “C3 AI,” “we,” “us,” “our,” and the “Company.”
The Annual Meeting will be held as a virtual meeting on Wednesday, October 4, 2023 at 10:00 a.m. Pacific Time, via a live audio webcast on the internet at www.virtualshareholdermeeting.com/AI2023 where you will be able to listen to the meeting, submit questions, and vote online. The Notice of Internet Availability of Proxy Materials containing instructions on how to access this proxy statement and our annual report is first being mailed on or about August 23, 2023 to all stockholders entitled to vote at the Annual Meeting. The Notice of Internet Availability of Proxy Materials provides instructions on how to vote online or by telephone and how to receive a paper copy of proxy materials by mail. The proxy statement for the Annual Meeting and our 2023 Annual Report can be accessed directly at www.proxyvote.com using the control number located on your Notice of Internet Availability of Proxy Materials, on your proxy card, or in the instructions that accompanied your proxy materials.
The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement, and references to our website address in this proxy statement are inactive textual references only.
QUESTIONS AND ANSWERS
What matters am I voting on?
You will be asked to vote on the following matters at the Annual Meeting:
1.The election of four Class III directors, each to hold office until our 2026 Annual Meeting of Stockholders, and until his or her successor is duly elected and qualified or until his or her earlier death, resignation, or removal;
2.Advisory approval of the compensation of our named executive officers, as disclosed in this proxy statement;
3.Approval of the Company’s 2020 Equity Incentive Plan, as amended, to increase the maximum number of shares that may be automatically added to the share reserve on May 1 of each year from May 1, 2024 through May 1, 2030 from 5.0% to 7.0% of the total number of shares of our capital stock outstanding on April 30 of the immediately preceding fiscal year;
4.The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2024; and
5.Any other business properly brought before the Annual Meeting.
How does our board of directors recommend that I vote on these matters?
Our board of directors recommends that you vote:
•“FOR” the election of each of Michael G. McCaffery, Condoleezza Rice, Jim H. Snabe, and Stephen M. Ward, Jr. as Class III directors;

•“FOR” the advisory approval of the compensation of our named executive officers, as disclosed in this proxy statement;
•“FOR” the approval of the Company’s 2020 Equity Incentive Plan, as amended, to increase the maximum number of shares that may be automatically added to the share reserve on May 1 of each year from May 1, 2024 through May 1, 2030 from 5.0% to 7.0% of the total number of shares of our capital stock outstanding on April 30 of the immediately preceding fiscal year; and
•“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2024.
Who is entitled to vote?
Holders of either class of our common stock as of the close of business on August 8, 2023, the record date, may vote at the Annual Meeting. As of the record date, there were 114,460,704 shares of our Class A common stock outstanding and 3,499,992 shares of our Class B common stock outstanding.
Our Class A common stock and Class B common stock will vote as a single class on all matters described in this proxy statement for which your vote is being solicited. Each share of Class A common stock is entitled to one vote on each proposal, and each share of Class B Common Stock is entitled to 50 votes on each proposal. Our Class A common stock and Class B common stock are collectively referred to in this proxy statement as our common stock. Stockholders are not permitted to cumulate votes with respect to the election of directors.
Registered Stockholders. If your shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote live at the Annual Meeting.
Street Name Stockholders. If your shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name.” As the beneficial owner, you have the right to direct your broker, bank, or other nominee as to how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock live at the Annual Meeting unless you follow your broker, bank, or other nominee’s procedures for obtaining a legal proxy. If you request a printed copy of our proxy materials by mail, your broker, bank, or other nominee will provide a voting instruction form for your use.
How many votes are needed for approval of each proposal?
•Proposal No. 1. The election of directors requires a plurality of the voting power of the shares of our common stock present virtually or by proxy at the Annual Meeting and entitled to vote generally thereon to be approved. “Plurality” means that the nominees who receive the largest number of votes cast “FOR” such nominees are elected as directors. As a result, any shares not voted “FOR” a particular nominee (whether due to votes withheld or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. You may vote “FOR” or “WITHHOLD” on each nominee for election. Withheld votes and broker non-votes will have no effect on the outcome of this proposal.
•Proposal No. 2. This proposal, commonly referred to as the “say-on-pay” vote, must receive “FOR” votes from the holders of a majority of the voting power of the shares of our common stock present virtually or by proxy at the Annual Meeting and entitled to vote generally thereon to be approved. Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “AGAINST” this proposal. Broker non-votes will have no effect on the outcome of this proposal. Since this proposal is an advisory vote, the result will not be binding on our board of directors. However, our board of directors values our stockholders’ opinions, and our board of directors and the compensation committee will take into account the outcome of the advisory vote when considering future executive compensation decisions.

•Proposal No. 3. The approval of the Company’s 2020 Equity Incentive Plan, as amended, to increase the maximum number of shares that may be automatically added to the share reserve on May 1 of each year from May 1, 2024 through May 1, 2030 from 5.0% to 7.0% of the total number of shares of our capital stock outstanding on April 30 of the immediately preceding fiscal year, requires the affirmative vote of a majority of the voting power of the shares of our common stock present virtually or by proxy at the Annual Meeting and entitled to vote generally thereon to be approved. Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “AGAINST” this proposal. Broker non-votes will have no effect on the outcome of this proposal.
•Proposal No. 4. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2024, requires the affirmative vote of a majority of the voting power of the shares of our common stock present virtually or by proxy at the Annual Meeting and entitled to vote generally thereon to be approved. Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “AGAINST” this proposal. Broker non-votes will have no effect on the outcome of this proposal.
What is a quorum?
A quorum is the minimum number of shares required to be present at the Annual Meeting to properly hold an annual meeting of stockholders and conduct business under our amended and restated bylaws and Delaware law. The presence, virtually or by proxy, of a majority of the voting power of all issued and outstanding shares of our common stock entitled to vote at the Annual Meeting will constitute a quorum for the conduct of business at the Annual Meeting. Abstentions, withheld votes, and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum.
How do I vote?
If you are a stockholder of record, there are four ways to vote:
•by internet at www.proxyvote.com, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time, on October 3, 2023;
•by toll-free telephone at 1-800-690-6903 until 11:59 p.m. Eastern Time, on October 3, 2023;
•by completing and mailing your proxy card so it is received prior to the Annual Meeting (if you received printed proxy materials); and
•by attending and voting at the Annual Meeting by visiting www.virtualshareholdermeeting.com/AI2023, where stockholders may vote and submit questions (before and during) the Annual Meeting.
Even if you plan to attend the Annual Meeting, we recommend that you also vote by proxy prior to the Annual Meeting so that your vote will be counted if you later decide not to attend the Annual Meeting.
If you hold your shares in “street name,” you will receive voting instructions from your broker, bank, or other nominee. You must follow the voting instructions provided by your broker, bank, or other nominee in order to direct your broker, bank, or other nominee on how to vote your shares. As discussed above, if you hold shares in “street name,” you may not vote your shares live at the Annual Meeting unless you obtain a legal proxy from your broker, bank, or other nominee.
If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?
If you are a stockholder of record and do not vote through the internet, by telephone, by completing a proxy card, or online during the Annual Meeting, your shares will not be voted.
If you return a signed and dated proxy card or otherwise vote without marking voting selections on each proposal, your shares will be voted in accordance with the recommendations of our board of directors on any proposal for which you have not marked a voting selection:
•“FOR” the election of each of our board of directors’ four nominees for Class III director;

•“FOR” the advisory approval of the compensation of our named executive officers, as disclosed in this proxy statement;
•“FOR” the approval of the Company’s 2020 Equity Incentive Plan, as amended, to increase the maximum number of shares that may be automatically added to the share reserve on May 1 of each year from May 1, 2024 through May 1, 2030 from 5.0% to 7.0% of the total number of shares of our capital stock outstanding on April 30 of the immediately preceding fiscal year; and
•“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2024.
If any other matter is properly presented at the Annual Meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
What if another matter is properly brought before the Annual Meeting?
Our board of directors does not intend to bring any other matters to be voted on at the Annual Meeting, and currently knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
Can I change my vote?
Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting by:
•entering a new vote by internet or by telephone;
•completing and returning a later-dated proxy card; or
•attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).
If you hold your shares in “street name,” your broker, bank, or other nominee can provide you with instructions on how to change your vote.
How do I attend the Annual Meeting?
We will be hosting the Annual Meeting via live, audio-only webcast. You can attend the Annual Meeting live online by visiting www.virtualshareholdermeeting.com/AI2023 and logging in with your control number. The meeting will start at 10:00 a.m. Pacific Time, on Wednesday, October 4, 2023. We recommend that you log in a few minutes before 10:00 a.m. Pacific Time, to ensure you are logged in when the Annual Meeting starts. The webcast will open 15 minutes before the start of the Annual Meeting. Stockholders attending the Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting.
In order to enter the Annual Meeting, you will need your control number, which is included on your Notice of Internet Availability of Proxy Materials or your proxy card if you are a stockholder of record. If you hold your shares in “street name,” your control number is included with your voting instruction card and voting instructions received from your broker, bank, or other nominee. Instructions on how to attend and participate at the Annual Meeting are available at www.virtualshareholdermeeting.com/AI2023.
To help ensure that we have a productive and efficient meeting, and in fairness to all stockholders in attendance, you will find posted our rules of conduct for the Annual Meeting when you log in prior to its start. We will answer as many questions submitted in accordance with the rules of conduct as possible in the time allotted for the Annual Meeting. Only questions that are relevant to an agenda item to be voted on by stockholders at the Annual Meeting will be answered.

What if I have technical difficulties or trouble accessing the Annual Meeting?
We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing the Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted at www.virtualshareholdermeeting.com/AI2023.
Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?
In accordance with the rules of the Securities and Exchange Commission, or the SEC, we have elected to furnish our proxy materials, including this proxy statement and our annual report, primarily via the internet. The Notice of Internet Availability of Proxy Materials contains instructions on how to access our proxy materials for the Annual Meeting and vote your shares. You may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice of Internet Availability of Proxy Materials. We encourage you to take advantage of the availability of our proxy materials on the internet to help reduce the environmental impact and cost of our annual meetings of stockholders.
What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials?
If you receive more than one Notice of Internet Availability of Proxy Materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice of Internet Availability of Proxy Materials to ensure that all of your shares are voted.
Can I vote my shares by filling out and returning the Notice of Internet Availability of Proxy Materials?
No. The Notice of Internet Availability of Proxy Materials identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking and returning it. The Notice of Internet Availability of Proxy Materials provides instructions on how to vote by proxy in advance of the Annual Meeting through the internet, by telephone, using a printed proxy card, or online during the Annual Meeting.
How are proxies solicited for the Annual Meeting?
Our board of directors is soliciting proxies for the Annual Meeting. All expenses associated with this solicitation will be borne by us. We will reimburse brokers, banks, or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker, bank, or other nominee holds shares of our common stock on your behalf. In addition, our directors and employees may also solicit proxies in person, by telephone, or by other means. Our directors and employees will not be paid any additional compensation for soliciting proxies.
How may my broker, bank, or other nominee vote my shares if I fail to provide timely directions?
Brokers, banks, or other nominees holding shares of our common stock in street name for their customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on “routine” matters, as determined under New York Stock Exchange, or NYSE, rules. The only “routine” matter being considered at the Annual Meeting is the proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2024. Your broker will not have discretion to vote on any other proposals, all of which are considered “non-routine” matters, absent direction from you. If you are a beneficial owner of shares held in street name, and you do not plan to attend the Annual Meeting, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank, or other nominee by the deadline provided in the materials you receive from your nominee.
What are “broker non-votes”?
As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker, bank, or other nominee holding the shares as to how to vote on matters deemed to be “non-routine,” the broker, bank, or other nominee cannot vote the shares. These unvoted shares are “broker non-votes.”
Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to the Current Report on Form 8-K as soon as they become available.
I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice of Internet Availability of Proxy Materials and, if applicable, our proxy materials to multiple stockholders who share the same address unless we have received contrary instructions from one or more of such stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice of Internet Availability of Proxy Materials and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of the Notice of Internet Availability of Proxy Materials and, if applicable, our proxy materials, such stockholder may contact us at the following address:
C3.ai, Inc.
Attention: Investor Relations
1400 Seaport Blvd
Redwood City, California 94063
Tel: (650) 503-2200
Email: ir@c3.ai
If you hold your shares in “street name,” you may contact your broker, bank, or other nominee to request information about householding.
What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?
Stockholder Proposals. Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at next year’s annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for the 2024 annual meeting of stockholders, our Secretary must receive the written proposal at our principal executive offices not later than April 25, 2024. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:
C3.ai, Inc.
Attention: General Counsel
1400 Seaport Blvd
Redwood City, California 94063
Our amended and restated bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our amended and restated bylaws provide that the only business that may be conducted at an annual meeting of stockholders is business that is (i) specified in the notice with respect to such annual meeting delivered to stockholders, (ii) brought specifically by or at the direction of our board of directors, or a duly authorized committee of our board of directors, or (iii) properly brought before the meeting in accordance with our amended and restated bylaws by a stockholder of record entitled to vote at the meeting. To be properly brought, notice of the proposal must contain the information required by our amended and restated bylaws and must be received by our Secretary at our principal executive offices not earlier than the close of business on June 6, 2024 and not later than the close of business on July 6, 2024.
In the event that we hold the 2024 annual meeting of stockholders more than 30 days before or after the one-year anniversary of the Annual Meeting, notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than the close of business on the 120th day before the 2024 annual meeting of stockholders and no later than the close of business on the later of the following two dates:

•the 90th day prior to the 2024 annual meeting of stockholders; or
•the 10th day following the day on which public announcement of the date of our 2024 annual meeting of stockholders is first made.
If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting of stockholders does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.
Director Nominations. Our amended and restated bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director candidate, you must provide the information required by our amended and restated bylaws. In addition, you must give timely notice to our Secretary in accordance with our amended and restated bylaws, which, in general, require that the notice be received by our Secretary within the time periods described above for stockholder proposals that are not intended to be included in a proxy statement.
In addition to satisfying the foregoing requirements under our amended and restated bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in connection with the 2024 annual meeting in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than August 5, 2024.

INFORMATION REGARDING OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
The following table sets forth certain information as of August 8, 2023 concerning the Class III nominees for election at the Annual Meeting and our other directors who will continue in office after the Annual Meeting:

Name	Class	Age	Position	Director Since	Current Term Expires

Director Nominees
Michael G. McCaffery	III	70	Lead Independent Director	2009	2023
Condoleezza Rice	III	68	Director	2009	2023
Jim H. Snabe	III	57	Director	2021	2023
Stephen M. Ward, Jr.	III	68	Director	2009	2023

Continuing Directors
Thomas M. Siebel	I	70	CEO and Chairman	2009	2024
KR Sridhar	I	62	Director	2023	2024
Richard C. Levin	II	76	Director	2010	2025
Bruce Sewell	II	65	Director	2017	2025
Lisa A. Davis	II	59	Director	2021	2025
Set forth below is biographical information for the Class III director nominees and each person whose term of office as a director will continue after the Annual Meeting. This includes information regarding each director’s experience, qualifications, attributes, or skills that led our board of directors to recommend them for board service.
Nominees for Election at the Annual Meeting
Michael G. McCaffery. Mr. McCaffery has served as a member of our board of directors since March 2009. Since December 2005, Mr. McCaffery has served as the Managing Director for Makena Capital Management, LLC, an investment management firm, and was Chief Executive Officer of Makena Capital Management, LLC from December 2005 to January 2013. Since February 2015, Mr. McCaffery has also served on the board of directors for NVIDIA Corporation, a technology company. Mr. McCaffery holds a B.A. from the Woodrow Wilson School of Public and International Affairs at Princeton University, a B.A. Honours and an M.A. in Politics, Philosophy and Economics from Merton College at Oxford University as a Rhodes Scholar, and an M.B.A. from the Stanford Graduate School of Business.
We believe Mr. McCaffery is qualified to serve as a member of our board of directors because of his extensive market, investment and business expertise in the technology industry.
Condoleezza Rice. Dr. Rice has served as a member of our board of directors since December 2009. Since September 2020, Dr. Rice has served as the Tad and Dianne Taube Director of the Hoover Institution at Stanford University. In addition, Dr. Rice has served as the Denning Professor of Global Business and the Economy for the Stanford Graduate School of Business since September 2010. Since March 2009, Dr. Rice has served as the Thomas and Barbara Stephenson Senior Fellow of Public Policy for the Hoover Institution at Stanford University and as a Professor of Political Science for Stanford University. Dr. Rice has also served as a partner at Rice, Hadley, Gates & Manuel LLC, an international strategic consulting firm that Dr. Rice founded, since November 2009. From January 2005 to January 2009, Dr. Rice served as the Secretary of State of the United States of America and from January 2001 to January 2005, Dr. Rice served as Chief National Security Advisor to President George W. Bush. Dr. Rice currently serves on the board of directors of Makena Capital Management, LLC, a private endowment firm. From April 2014 to May 2021, Dr. Rice served on the board of directors of Dropbox, Inc., a cloud-based file sharing company. Dr. Rice holds a Ph.D. in Political Science from the University of Denver, an M.A. in Political Science from the University of Notre Dame, and a B.A. in Political Science from the University of Denver.
We believe Dr. Rice is qualified to serve as a member of our board of directors because of her global business expertise and service on the boards of directors of various public companies.

Jim H. Snabe. Mr. Snabe has served as a member of our board of directors since February 2021. From September 2020 to February 2021, he served as a senior advisor to our Chief Executive Officer. Mr. Snabe served as Co-Chief Executive Officer of SAP AG, a technology company, from February 2010 to May 2014, and as a member of the SAP AG supervisory board from May 2014 to May 2018. Mr. Snabe currently serves as Chairman of the Supervisory Board of Siemens AG, an industrial technology company. Mr. Snabe served as Vice Chairman of the Supervisory Board of Allianz SE, an insurance and financial asset management company, from 2014 to May 2022, and Chairman of the Board of A.P. Møller – Mærsk A/S, a shipping and transportation company, from 2014 to March 2022. Mr. Snabe also currently serves as a member of the Board of Trustees of the World Economic Forum, a non-profit organization.
We believe Mr. Snabe is qualified to serve as a member of our board of directors because of his extensive management experience and his service on the boards of directors of various public companies.
Stephen M. Ward, Jr. Mr. Ward has served as a member of our board of directors since January 2009. Mr. Ward served as the Chief Executive Officer for Lenovo Group Limited, the international personal computer company formed by the acquisition of IBM’s personal computer division by Lenovo, from April 2005 to January 2006. Prior to that acquisition, Mr. Ward held a number of management positions with IBM from September 1978 to April 2005, including Senior Vice President and General Manager of the Personal Systems and Retail Systems Group from March 2003 to April 2005, General Manager of the Industrial Sector from February 2000 to March 2003, General Manager of the Thinkpad and Mobile division from January 1998 to March 2000 and Chief Information Officer from February 1997 to March 2000. Mr. Ward has served on the board of directors of Carpenter Technology Corporation, a specialty metals company, since March 2001. He has also served on the board of directors of Molekule, an air purification, monitoring equipment and software company, since November 2022. From July 2021 until its sale to LM Ericsson Telephone Company in July 2022, Mr. Ward served as a member of the board of directors of Vonage Holdings Corp., an internet communications company. From December 2014 until its sale to The Boeing Company in October 2018, Mr. Ward served as a member the board of directors of KLX Inc., an aerospace solutions and supply chain company, and from September 2018 to June 2021, he served as a member of the board of directors of KLX Energy Services Holdings, Inc., an oilfield services company spun out from KLX Inc. Mr. Ward also previously served as a member of the board of directors of E2Open, a supply chain SAS company he co-founded, from January 2001 to March 2015, E-Ink Corporation, a maker of electronic paper displays, from December 2006 to December 2009 and QD Vision, Inc., a nanomaterials product company, from June 2014 until its sale to Samsung in November 2016. Mr. Ward holds a B.S. in Mechanical Engineering from California Polytechnic State University, San Luis Obispo.
We believe Mr. Ward is qualified to serve as a member of our board of directors because of his extensive management experience in the technology industry and his service on the boards of directors of various public companies.
Directors Continuing in Office Until the 2024 Annual Meeting of Stockholders
Thomas M. Siebel. Mr. Siebel is the founder of our company and has served as the Chairman of our board of directors since January 2009, and as our Chief Executive Officer since July 2011. Prior to founding our company, Mr. Siebel founded and served as the Chief Executive Officer of Siebel Systems, a global CRM software company. Siebel Systems merged with Oracle Corporation in January 2006. Mr. Siebel served in various leadership positions with Oracle Corporation from January 1984 to September 1990. Mr. Siebel currently serves as a member of the College of Engineering boards at the University of Illinois at Urbana-Champaign and the University of California, Berkeley. He was elected a member of the American Academy of Arts and Sciences in April 2013. Mr. Siebel holds a B.A. in History, an M.B.A., and an M.S. in Computer Science, each from the University of Illinois at Urbana-Champaign. He is the author of four books, including most recently the best-selling Digital Transformation: Survive and Thrive in an Era of Mass Extinction (RosettaBooks, 2019).
We believe Mr. Siebel is qualified to serve as a member of our board of directors because of his perspective and experience as our founder and Chief Executive Officer, as well as his extensive experience with technology companies.

KR Sridhar. Mr. Sridhar has served as a member of our board of directors since February 2023. Mr. Sridhar is the Founder, Chairman, and Chief Executive Officer of Bloom Energy since 2002. Prior to founding Bloom Energy, Mr. Sridhar was Director of the Space Technologies Laboratory (STL) at the University of Arizona where he was also a Professor of Aerospace and Mechanical Engineering. Mr. Sridhar has served as an advisor to the National Aeronautics and Space Administration and has led major consortia of industry, academia, and national labs. Mr. Sridhar also serves as a Strategic Limited Partner at Kleiner Perkins, a venture capital firm, and as a special advisor to New Enterprise Associates. Mr. Sridhar holds a bachelor’s degree in mechanical engineering with honors from the University of Madras, India (now called NIT, Trichy), a master’s degree in nuclear engineering and a PhD in Mechanical Engineering from the University of Illinois at Urbana-Champaign.
We believe Dr. Sridhar is qualified to serve as a member of our board of directors because of his significant executive and management experience in the energy industry.
Directors Continuing in Office Until the 2025 Annual Meeting of Stockholders
Richard C. Levin. Dr. Levin has served as a member of our board of directors since August 2010. Since June 2017, Dr. Levin has served as a Senior Advisor to Coursera Inc., an online learning platform company, for which Dr. Levin served as the Chief Executive Officer from April 2014 until June 2017. Prior to his roles at Coursera, Dr. Levin served as President of Yale University from July 1993 to June 2013. Dr. Levin served as a director of American Express Co. from January 2007 to May 2019. Dr. Levin is currently a Fellow of the American Academy of Arts and Sciences and the American Philosophical Society and is a former trustee of The William and Flora Hewlett Foundation. Dr. Levin also served as an advisor on President Obama’s Council of Advisors on Science and Technology. Dr. Levin holds a B.A. in History from Stanford University, a B.Litt. in Politics from Oxford University, and a Ph.D. in Economics from Yale University.
We believe Dr. Levin is qualified to serve as a member of our board of directors because of his significant management experience and financial expertise.
Bruce Sewell. Mr. Sewell has served as a member of our board of directors since May 2017. Mr. Sewell served as the Senior Vice President, General Counsel and Secretary of Apple Inc., a technology company, from September 2009 to December 2017. From October 1996 to September 2009, Mr. Sewell served in various leadership positions with Intel Corporation, including as Senior Vice President, General Counsel from September 2002 to September 2009. Since January 2013, Mr. Sewell has served on the board of directors for Vail Resorts, Inc., a mountain resort company. Mr. Sewell holds a B.S. from Lancaster University (U.K.) and a J.D. from The George Washington University Law School.
We believe Mr. Sewell is qualified to serve as a member of our board of directors because of his significant executive experience in the technology industry.
Lisa A. Davis. Ms. Davis has served as a member of our board of directors since December 2021. Since May 2017, Ms. Davis has served on the board of directors of Penske Automotive Group, Inc. an international transportation services company. Since March 2020 she has also served on the board of directors of Air Products and Chemicals, Inc., an international industrial gasses product and project company. Ms. Davis also serves on the board of directors of Phillips 66, an international downstream oil and gas company, having joined in October 2020. From November 2019 to June 2022, Ms. Davis served on the board of directors of Kosmos Energy Ltd., an international energy and petroleum company. From August 2014 to February 2020, Ms. Davis was a member of the managing board of Siemens AG with responsibility as Chief Executive Officer for Siemens Gas and Power and, from 2017, as a member of the board of directors of Siemens Gamesa Renewable Energy SA. Prior to joining Siemens AG, Ms. Davis served as an Executive Vice President of Downstream Strategy, Portfolio and Alternate Energy for Royal Dutch Shell PLC. From 2000 to 2012, she served in various capacities for Royal Dutch Shell PLC including Refining Operations, Supply and Trading, and Lubricants and Bulk Fuels Sales and Marketing. From 2015 to 2016, Ms. Davis served as on the board of directors of Spectris PLC, an industrial productivity enhancement products company. Ms. Davis holds a B.S., with honors, in Chemical Engineering from the University of California, Berkeley.
We believe Ms. Davis is qualified to serve as a member of our board of directors because of her significant executive and management experience in the energy industry and her service on the boards of directors of various public companies.

Director Independence
Our Class A common stock is listed on the NYSE. Under NYSE listing standards, independent directors must comprise a majority of our board of directors. In addition, NYSE listing standards require that, subject to specified exceptions, each member of our audit, compensation, and nominating and corporate governance committees be independent. Under NYSE listing standards, a director will only qualify as an “independent director” if our board of directors determines that the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In addition, members of the audit and compensation committees must satisfy heightened independence requirements. For compensation committee members, our board of directors must consider all factors specifically relevant to determining whether each compensation committee member has a relationship with us that is material to the director’s ability to be independent from management in connection with the duties of a compensation committee member. Audit committee members must satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. To be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries, or be an affiliated person of the listed company or any of its subsidiaries.
Our board of directors has undertaken a review of the independence of each director. Based on information provided by each director concerning his or her background, employment, and affiliations, our board of directors has determined that each of Mses. Rice and Davis and Messrs. Levin, McCaffery, Sridhar, Sewell, and Ward do not have relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under NYSE listing standards. In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our shares held by each non-employee director and the transactions described in the section titled “Transactions with Related Persons.”
Board Leadership Structure
Our nominating and governance committee periodically considers the leadership structure of our board of directors and makes such recommendations to our board of directors as our nominating and governance committee deems appropriate. Currently, Mr. Siebel serves as both Chief Executive Officer and Chairman of our board of directors. Our corporate governance guidelines provide that if the chairman of the board of directors is not an independent director, our independent directors will designate one of the independent directors to serve as lead independent director, and if the chairman of the board of directors is an independent director, our board of directors may determine whether it is appropriate to appoint a lead independent director. The corporate governance guidelines provide that if our board of directors elects a lead independent director (currently Mr. McCaffery), such lead independent director will work with our Chief Executive Officer to develop board meeting schedules and agendas, provide our Chief Executive Officer feedback on the quality, quantity and timeliness of the information provided to our board of directors, develop the agenda for and moderate executive sessions of the independent members of our board of directors, preside over board meetings when the chairperson is not present, act as principal liaison between the independent members of the board and our Chief Executive Officer, convene meetings of the independent directors as appropriate, be available for consultation with major stockholders if requested and appropriate, and perform other duties as our board of directors may determine from time to time.
Role of the Board in Risk Oversight
Risk is inherent with every business, and we face a number of risks, including strategic, financial, business and operational, cyber security, legal and compliance, and reputational. We have designed and implemented processes to manage risk in our operations. Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and assisted by its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are appropriate and functioning as designed.

While our board of directors is ultimately responsible for risk oversight, our board committees assist our board of directors in fulfilling its oversight responsibilities in certain areas of risk. Our audit committee assists our board of directors in fulfilling its oversight responsibilities with respect to risk management in our major financial risk exposures and the areas of internal control over financial reporting and disclosure controls and procedures. Our nominating and corporate governance committee assists our board of directors in fulfilling its oversight responsibilities with respect to risk management associated with board organization, membership and structure, and corporate governance. Our compensation committee assesses risks created by the incentives inherent in our compensation policies and practices. Our board of directors appreciates the evolving nature of our business and industry and is actively involved with monitoring new threats and risks as they emerge.
Our board of directors believes that open communication with management is essential for effective risk management and oversight. Our board of directors meets with our Chief Executive Officer and other members of our senior management team at quarterly meetings of our board of directors, where, among other topics, management reports to and seeks guidance from our board of directors and its committees with respect to the most significant risks that could affect our business, such as legal risks, information security, cyber security, and privacy risks, and financial, tax, and compliance related risks. In addition, among other matters, management provides our audit committee periodic reports on our compliance programs and investment policy and practices.
Board Meetings and Committees
Our board of directors is responsible for the oversight of management and the strategy of our company and for establishing corporate policies. Our board of directors meets periodically during the year to review significant developments affecting us and to act on matters requiring the approval of our board of directors. Our board of directors met four times during our last fiscal year and acted by unanimous written consent four times following discussions between meetings.
Our board of directors has also established a standing audit committee, compensation committee, and nominating and governance committee to aid our board of directors in the discharge of its duties. The composition and responsibilities of each of the standing committees of our board of directors are described below. Members serve on these committees until their resignation or until otherwise determined by our board of directors. Our board of directors may establish other committees as it deems necessary or appropriate from time to time.
Directors are expected to attend meetings of our board of directors and of committees on which they serve and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. During our last fiscal year, each director attended at least 75% of (i) the total number of meetings of our board of directors held during the period for which he or she had been a director and (ii) the total number of meetings held by all committees of our board of directors on which he or she served during the periods that he or she served.
Although we do not have a formal policy regarding attendance by members of our board of directors at annual meetings of stockholders, we encourage all directors to attend. Nine of our then-current directors attended our 2022 annual meeting of stockholders.
Audit Committee
Our audit committee consists of Ms. Davis and Messrs. Levin and McCaffery. Our board of directors has determined that each member of the audit committee satisfies the independence requirements under NYSE listing standards and Rule 10A-3(b)(1) of the Exchange Act. The chair of our audit committee is Mr. McCaffery. Our board of directors has determined that each of Ms. Davis and Messrs. Levin and McCaffery is an “audit committee financial expert” within the meaning of SEC regulations. Each member of our audit committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, our board of directors has examined each audit committee member’s scope of experience and the nature of his employment.
The primary purpose of the audit committee is to discharge the responsibilities of our board of directors with respect to our corporate accounting and financial reporting processes, systems of internal control and financial statement audits, and to oversee our independent registered public accounting firm. Specific responsibilities of our audit committee include:
•helping our board of directors oversee our corporate accounting and financial reporting processes;
•managing the selection, engagement, qualifications, independence, and performance of a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;

•discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;
•developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
•reviewing and approving related person transactions;
•obtaining and reviewing a report by the independent registered public accounting firm at least annually that describes our internal quality control procedures, any material issues with such procedures and any steps taken to deal with such issues when required by applicable law; and
•approving or, as permitted, pre-approving, audit and permissible non-audit services to be performed by the independent registered public accounting firm.
Our audit committee operates under a written charter that satisfies the applicable NYSE listing standards. A copy of the charter of our audit committee is available on the Governance section of our investor relations website ir.c3.ai. During the fiscal year ended April 30, 2023, our audit committee held six meetings.
Compensation Committee
Our compensation committee consists of Messrs. Sewell, Sridhar, and Ward. The chair of our compensation committee is Mr. Ward. Our board of directors has determined that each member of the compensation committee is independent under NYSE listing standards and a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.
The primary purpose of our compensation committee is to discharge the responsibilities of our board of directors in overseeing our compensation policies, plans and programs and to review and determine the compensation to be paid to our executive officers, directors and other senior management, as appropriate. Specific responsibilities of our compensation committee include:
•reviewing and recommending to our board of directors the compensation of our chief executive officer and other executive officers;
•reviewing and recommending to our board of directors the compensation of our directors;
•administering our equity incentive plans and other benefit programs;
•reviewing, adopting, amending and terminating incentive compensation and equity plans, severance agreements, profit sharing plans, bonus plans, change-of-control protections and any other compensatory arrangements for our executive officers and other senior management; and
•reviewing and establishing general policies relating to compensation and benefits of our employees, including our overall compensation philosophy.
Our compensation committee operates under a written charter that satisfies the applicable NYSE listing standards. A copy of the charter of our compensation committee is available on the Governance section of our investor relations website ir.c3.ai. During the fiscal year ended April 30, 2023, our compensation committee held nine meetings and acted by unanimous written consent fourteen times following discussions outside of meetings.

Under its charter, our compensation committee has the right to retain or obtain the advice of compensation consultants, independent legal counsel, and other advisers. For the fiscal year ended April 30, 2023 and for prior fiscal years, our compensation committee retained Compensia, Inc. (Compensia), a compensation consulting firm with compensation expertise relating to technology companies, to provide it with market information, analysis, and other advice relating to executive compensation on an ongoing basis. Compensia was engaged directly by our compensation committee to, among other things, assist in developing an appropriate group of peer companies to help us determine the appropriate level of overall compensation for our executive officers and non-employee directors, as well as to assess each separate element of executive officer and non-employee director compensation, with a goal of ensuring that the compensation we offer to our executive officers and non-employee directors is competitive, fair, and appropriately structured. Compensia does not provide any non-compensation related services to us, and maintains a policy that is specifically designed to prevent any conflicts of interest. In addition, our compensation committee has assessed the independence of Compensia, taking into account, among other things, the factors set forth in Exchange Act Rule 10C-1 and the listing standards of the NYSE, and concluded that no conflict of interest exists with respect to the work that Compensia performs for our compensation committee.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee consists of Messrs. McCaffery, Sewell, and Ward. The chair of our nominating and corporate governance committee is Mr. Sewell. Our board of directors has determined that each member of the nominating and corporate governance committee is independent under NYSE listing standards.
The primary purpose of our nominating and corporate governance committee is to discharge the responsibilities of our board of directors in overseeing our corporate governance functions and identifying and evaluating candidates to serve on our board of directors and its committees. Specific responsibilities of our nominating and corporate governance committee include:
•identifying and evaluating candidates, including the nomination of incumbent directors for reelection and nominees recommended by stockholders, to serve on our board of directors;
•considering and making recommendations to our board of directors regarding the composition and chairmanship of the committees of our board of directors;
•developing and making recommendations to our board of directors regarding corporate governance guidelines and related matters; and
•overseeing periodic evaluations of the board of directors’ performance, including committees of the board of directors.
Our nominating and corporate governance committee operates under a written charter that satisfies the applicable NYSE listing standards. A copy of the charter of our nominating and corporate governance committee is available on the Governance section of our investor relations website ir.c3.ai. During the fiscal year ended April 30, 2023, our nominating and corporate governance committee held four meetings.
Compensation Committee Interlocks and Insider Participation
None of the members of our compensation committee is currently or has been at any time one of our officers or employees. None of our executive officers currently serves, or has served during the last year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or compensation committee.

Considerations in Evaluating Director Nominees
Our nominating and corporate governance committee is responsible for identifying, reviewing, evaluating and recommending candidates to serve as directors, and our board of directors is responsible for nominating persons for election to the board by our stockholders. Our nominating and corporate governance committee and our board of directors use a variety of qualifications for identifying and evaluating director nominees. In considering and evaluating candidates, our nominating and corporate governance committee and our board of directors consider, among other relevant factors, age, skills, character, integrity, judgment, independence, potential conflicts of interest, diversity (including diversity of gender, ethnic background, and country of origin), relevant expertise, the ability to offer relevant and meaningful support and guidance to our management, ability to devote sufficient time to company affairs, personal excellence in his or her field, the ability to exercise sound business judgment, and a commitment to represent the long-term interests of our stockholders. In evaluating director candidates, our nominating and corporate governance committee and our board of directors will also consider the current composition of our board of directors, our company's operating requirements, and the long-term interests of our stockholders.
Our board of directors believes that our board of directors should be a diverse body, and our nominating and corporate governance committee and our board of directors consider a broad range of backgrounds and experiences in evaluating director candidates. In making determinations regarding nominations of directors, our nominating and corporate governance committee and our board of directors take into account the benefits of diverse viewpoints and the candidate’s status as a member of an underrepresented community.
Stockholder Recommendations for Nominations to Our Board of Directors
Our nominating and corporate governance committee will consider candidates for director recommended by stockholders, so long as the recommendations comply with our amended and restated certificate of incorporation and amended and restated bylaws and all applicable laws, rules, and regulations. Our nominating and corporate governance committee will evaluate stockholder recommendations in accordance with its charter, our amended and restated bylaws, our corporate governance guidelines, our policies and procedures for director candidates, and the regular director nominee criteria described above. This process is designed to ensure that our board of directors includes members with diverse backgrounds, skills, and experience, including appropriate financial and other expertise relevant to our business. Stockholders wishing to recommend a candidate for nomination should contact our Secretary in writing at C3.ai, Inc., Attention: Secretary, 1400 Seaport Blvd, Redwood City, California 94063. Our nominating and corporate governance committee has discretion to decide which individuals to recommend for nomination as directors.
Under our amended and restated bylaws, stockholders may also nominate persons for our board of directors. Any nomination must comply with the requirements set forth in our amended and restated certificate of incorporation, our amended and restated bylaws, and all applicable laws, rules, and regulations, and should be sent in writing to our Secretary at C3.ai, Inc., Attention: Secretary, 1400 Seaport Blvd, Redwood City, California 94063. To be timely for our 2024 annual meeting of stockholders, our Secretary must receive the nomination at our principal executive offices not earlier than the close of business on June 6, 2024 and not later than the close of business on July 6, 2024.
Communications with Our Board of Directors
Interested parties wishing to communicate with our board of directors or with an individual member or members of our board of directors may do so by writing to our board of directors or to the particular member or members of our board of directors, and mailing the correspondence to our Secretary at C3.ai, Inc., Attention: Secretary, 1400 Seaport Blvd, Redwood City, California 94063. Our Secretary, in consultation with appropriate members of our board of directors as necessary, will review all incoming communications and, if appropriate, all such communications will be forwarded to the appropriate member or members of our board of directors, or if none is specified, to the chairperson of our board of directors or to the lead independent director if the chairperson of our board of directors is not independent.
Corporate Governance Guidelines and Code of Business Conduct and Ethics
Our board of directors has adopted corporate governance guidelines that address items such as the qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. In addition, our board of directors has adopted a code of business conduct and ethics that applies to all of our employees, officers, and directors, including our Chief Executive Officer, Chief Financial Officer, and other executive and senior financial officers. The full text of our corporate governance guidelines and our code of business conduct and ethics is posted on the Governance section of our investor relations website ir.c3.ai. We intend to post on our website all disclosures that are required by law or NYSE listing standards concerning any amendments to, or waivers from, any provision of the code.

Prohibition on Hedging, Short Sales, and Pledging
Our board of directors has adopted an insider trading policy that applies to all of our employees, officers, and directors. This policy prohibits hedging or similar transactions designed to decrease the risks associated with holding shares of our common stock. In addition, our insider trading policy prohibits trading in derivative securities related to our common stock, which include publicly traded call and put options, engaging in short selling of our common stock, purchasing our common stock on margin or holding it in a margin account, and pledging our shares as collateral for a loan.

NON-EMPLOYEE DIRECTOR COMPENSATION
During the fiscal year ended April 30, 2023, we did not pay cash compensation to any of our non-employee directors for service on our board of directors. We have reimbursed and will continue to reimburse all of our non-employee directors for their reasonable out-of-pocket expenses incurred in attending board and committee meetings.
Fiscal Year 2023 Director Compensation Table
The following table sets forth information regarding the compensation earned or paid to our directors during the fiscal year ended April 30, 2023, other than Thomas M. Siebel, our Chief Executive Officer, who is also a member of our board of directors but did not receive any additional compensation for service as a director. The compensation paid to Mr. Siebel as a named executive officer is set forth in “Executive Compensation.”

Name	Stock Awards ($)(1)(2)	Option Awards ($)(1)(3)	Total ($)
Lisa A. Davis(4)(5)	349,998	349,996	699,994
Richard C. Levin(4)	—	349,996	349,996
Michael G. McCaffery(4)(6)	—	414,999	414,999
Condoleezza Rice(4)	—	349,996	349,996
Bruce Sewell(4)(7)	—	369,995	369,995
Jim H. Snabe(4)(8)	—	349,996	349,996
KR Sridhar (4)	—	899,996	899,996
Stephen M. Ward, Jr.(4)(9)	—	369,995	369,995
Patricia A. House(10)(11)	—	369,995	369,995
S. Shankar Sastry(12)	—	349,996	349,996
(1)The amounts disclosed represent the aggregate grant date fair value of each restricted stock unit or stock option, as applicable, granted under our 2020 Equity Incentive Plan (the “2020 Plan”), in each case computed in accordance with the provisions of Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) Topic 718. The assumptions used in calculating these amounts are set forth in the notes to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended April 30, 2023. This amount does not reflect the actual economic value that may be realized by each non-employee director.
(2)Five percent of the shares underlying the restricted stock unit (the “RSUs”) awards vest on a quarterly basis over the five-year period following the grant date subject to continuous service with us on each vesting date, provided, however, that if the director fails to attend any regularly scheduled meeting of our board of directors during a quarter, any portion of the RSU award eligible to vest upon attendance at such regularly scheduled quarterly meeting shall be forfeited without consideration on the date of such board of directors meeting. Any portion of the RSU award eligible to vest upon attendance at a regularly scheduled quarterly meeting which the director did not attend shall not be forfeited without consideration if such director failed to attend such meeting due (i) to significant medical issues related to themselves or a family member, (ii) personal or professional commitments made before the scheduling of such meeting and that were noted by such director at the time of such scheduling, or (iii) other personal or professional circumstances deemed significant and unavoidable by the Chairman of the Board, such determination to be made not later than the date of such board of directors meeting. Each RSU award also vests in full upon a change in control (as defined in the 2020 Plan), subject to the director remaining in service until the closing of the change in control.
(3)Generally, five percent of the shares subject to the option vest on a quarterly basis over the five-year period following the grant date subject to continuous service with us on each vesting date, provided, however, that if the director fails to attend any regularly scheduled meeting of our board of directors during a quarter, vesting for such quarter shall not occur and will be suspended. If the director satisfies the attendance requirements in subsequent quarters, then any shares that did not vest during prior quarters will vest upon the fifth anniversary of the applicable grant date. Each option also vests in full upon a change in control (as defined in the 2020 Plan), subject to the director remaining in service until the closing of the change in control. In addition, the options permit early exercise, whereby the director may purchase shares subject to such options prior to vesting, subject to our right to repurchase such shares, lapsing over time in accordance with the vesting schedule of the option.
(4)As of April 30, 2023, the number of shares subject to outstanding equity awards held by each non-employee director was as follows: 110,333 shares subject to outstanding options for Ms. Davis; 23,351 shares subject to outstanding stock awards for Ms. Davis; 304,304 shares subject to outstanding options for Dr. Levin; 281,721 shares subject to outstanding options for Mr. McCaffery; 518,806 shares subject to outstanding options for Dr. Rice; 670,223 shares subject to outstanding options for Mr. Sewell; 650,849 shares subject to outstanding options for Mr. Snabe; 60,202 shares subject to outstanding options for Mr. Sridhar; and 520,285 shares subject to outstanding options for Mr. Ward.
(5)The amounts disclosed include RSUs granted under the 2020 Plan in connection with Ms. Davis’s initial appointment to the board of directors.
(6)The amounts disclosed include certain options granted under the 2020 Plan in connection with Mr. McCaffery’s service as lead independent director and chair of the audit committee, each with a grant date fair value approximately equal to $45,000 and $20,000, respectively.

(7)The amounts disclosed include certain options granted under the 2020 Plan in connection with Mr. Sewell’s service as chair of the nominating and corporate governance committee with a grant date fair value approximately equal to $20,000.
(8)541,667 shares subject to Mr. Snabe’s outstanding options were initially granted in fiscal year 2021 as consideration for his services as special advisor to our Chief Executive Officer, with vesting tied to Mr. Snabe’s continued provision of such advice and counsel under his amended and restated advisor agreement with us. Since becoming a member of our board of directors, these options vest based on Mr. Snabe’s service as a director. Five percent of these options vest on a quarterly basis over the five-year period following the grant date subject to continuous service with us on each vesting date, provided, however, that if Mr. Snabe fails to attend any regularly scheduled meeting of our board of directors during a quarter, vesting for such quarter shall not occur and will be suspended. Any options where vesting is suspended will instead vest in a subsequent fiscal quarter following the fifth anniversary of the grant date if Mr. Snabe satisfies the attendance requirements in such subsequent fiscal quarter, subject to the limitation that no more than five percent of these options may vest in any fiscal quarter. Each option also vests in full upon a change in control (as defined in the option agreement with Mr. Snabe) so long as Mr. Snabe remaining in service as a director until the closing of the change in control. In addition, the options permit early exercise, whereby Mr. Snabe may purchase shares subject to such options prior to vesting, subject to our right to repurchase such shares, lapsing over time in accordance with the vesting schedule of the option.
(9)The amounts disclosed include certain options granted under the 2020 Plan in connection with Mr. Ward’s service as chair of the compensation committee with a grant date fair value approximately equal to $20,000.
(10)Ms. House resigned from our board of directors, effective February 24, 2023.
(11)The amounts disclosed include certain options granted under the 2020 Plan in connection with Ms. House’s service to the board of directors in connection with certain special projects of the board of directors with a grant date fair value approximately equal to $20,000.
(12)Dr. Sastry resigned from our board of directors, effective February 27, 2023.
Non-Employee Director Equity Compensation
Pursuant to our non-employee director compensation program for the fiscal year ended April 30, 2023, we compensated our non-employee directors with stock options for such fiscal year as described below. We believe this program reinforces alignment with our stockholders and is consistent with our overall compensation philosophy.
Each new non-employee director who joined the board of directors was granted an option to purchase shares of our Class A common stock having a value of no more than $900,000 based on the grant date fair value of the option for financial reporting purposes (the “Initial Award”). Each Initial Award vests over five years, with 5% of the Initial Award vesting quarterly after the date of grant, provided the grantee remains as a director and attends in person the regularly scheduled meeting of the board of directors during each fiscal quarter commencing following such grant (such shares, the “Initial Quarterly Shares”); however, if the grantee fails to attend any such regularly scheduled meeting, then vesting for the Initial Quarterly Shares will not occur and will be suspended (any such shares being referred to collectively as the “Initial Suspended Shares”). For any Initial Suspended Shares, such shares will vest following the fifth anniversary of the date of grant, if the director satisfies the attendance requirements in subsequent periods. Such Initial Awards were “early exercisable” such that the non-employee director may purchase shares underlying the Initial Award prior to vesting, subject to our right of repurchase, lapsing in accordance with the vesting schedule of the Initial Award. Each Initial Award vests in full upon a change in control (as defined in the 2020 Plan), subject to the director remaining in service until the closing of the change in control.
On the date of the annual meeting of our stockholders, each person who was then a non-employee director was granted an option to purchase shares of our Class A common stock having a value of $350,000 based on the grant date fair value of the option for financial reporting purposes on the date of such annual meeting (the “Annual Award”); however, for a non-employee director who was appointed to the board of directors less than 365 days prior to the annual meeting of our stockholders, the $350,000 value was pro-rated based on the number of days from the date of appointment until such annual meeting. Each Annual Award vests over five years, with 5% of the Annual Award vesting quarterly after the date of grant, provided the grantee remains as a director and attends in person the regularly scheduled meeting of the board of directors during each fiscal quarter commencing following such grant (such shares, the “Annual Quarterly Shares”); however, if the grantee fails to attend any such regularly scheduled meeting, then vesting for the Annual Quarterly Shares will not occur and will be suspended (any such shares being referred to collectively as the “Annual Suspended Shares”). For any Annual Suspended Shares, such shares will vest following the fifth anniversary of the date of grant, if the director satisfies the attendance requirements in subsequent periods. Such Annual Awards were “early exercisable” such that the non-employee director may purchase shares underlying the Annual Award prior to vesting, subject to our right of repurchase, lapsing in accordance with the vesting schedule of the Annual Award. Each Annual Award vests in full upon a change in control (as defined in the option agreement with each director), subject to the director remaining in service until the closing of the change in control.
In addition to the Initial Awards and Annual Awards described above, for the fiscal year ended April 30, 2023, certain non-employee directors were granted the following stock options as equity fee compensation for services on our board of directors and its committees, as applicable, with each such option vesting in the same manner as the Annual Awards:

•an additional option to purchase shares of our Class A common stock having a value of $45,000 based on the average fair market value of the underlying Class A common stock on the date of grant for service as lead independent director of the board of directors, if any;
•an additional option to purchase shares of our Class A common stock having a value of $20,000 based on the average fair market value of the underlying Class A common stock on the date of grant for service as the Chair of a committee of the board of directors; and
•an additional option to purchase shares of our Class A common stock having a value of $20,000 based on the average fair market value of the underlying Class A common stock on the date of grant for service in a special projects role for the board of directors (equivalent to Chair status).
Our non-employee director compensation program and compensation outside such program for non-employee directors are reviewed periodically by our compensation committee and our board of directors.

PROPOSAL ONE
ELECTION OF DIRECTORS
Our board of directors currently consists of nine members and is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election until the third annual meeting following the election and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation, or removal.
At the Annual Meeting, stockholders are being asked to elect four Class III directors, each to serve a three-year term as outlined above to succeed the current Class III directors.
Director Nominees
Our nominating and corporate governance committee has recommended, and our board of directors has approved, Michael G. McCaffery, Condoleezza Rice, Jim H. Snabe, and Stephen M. Ward, Jr. as nominees for election as Class III directors at the Annual Meeting. If elected, each of Ms. Rice and Messrs. McCaffery, Snabe and Ward will serve as Class III directors for a full term of three years and until their successors are duly elected and qualified, or until his or her earlier death, resignation, or removal. Each of the nominees is currently a director serving on our board of directors. For information concerning each of the nominees, please see the section titled “Information Regarding Our Board of Directors and Corporate Governance.”
If you are a stockholder of record and you sign your proxy card or vote by telephone or over the internet but do not give instructions with respect to the voting of directors, your shares will be voted “FOR” the election of Ms. Rice and Messrs. McCaffery, Snabe, and Ward. If you hold your shares of our common stock in “street name” and you do not give voting instructions to your broker, bank, or other nominee, your shares will not be voted on this matter.
Vote Required
Directors are elected by a plurality of the votes of the holders of shares present by virtual attendance or represented by proxy and entitled to vote on the election of directors. Accordingly, the four nominees receiving the highest number of “FOR” votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the four nominees named above. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our board of directors.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH DIRECTOR NOMINEE NAMED ABOVE.

PROPOSAL TWO
APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
In accordance with the requirements of Section 14A of the Exchange Act, we are providing our stockholders the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers (as disclosed under “Executive Compensation—Compensation Discussion and Analysis,” the compensation tables included under the heading “Executive Compensation” and the accompanying narrative).
You are encouraged to review the section titled “Executive Compensation” and, in particular, the section titled “Executive Compensation—Compensation Discussion and Analysis” in this proxy statement, which provide a comprehensive review of our executive compensation program and its elements, objectives and rationale.
The vote on this resolution is not intended to address any specific element of compensation, rather the vote relates to the compensation of our named executive officers in its totality, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC.
In accordance with Section 14A of the Exchange Act rules, stockholders are asked to approve the following non-binding resolution:
“RESOLVED, that the Company’s stockholders hereby approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2023 Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative.”
The approval of this non-binding proposal requires the affirmative vote of a majority of the voting power of the shares of our common stock present at the meeting (by virtual attendance) or by proxy and entitled to vote thereon.
Since this proposal is an advisory vote, the result will not be binding on our board of directors or our compensation committee. However, our board of directors values our stockholders’ opinions, and our board of directors and the compensation committee will take into account the outcome of the advisory vote when considering future executive compensation decisions.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE NON-BINDING RESOLUTION ON NAMED EXECUTIVE OFFICER COMPENSATION.

PROPOSAL THREE
APPROVAL OF 2020 EQUITY INCENTIVE PLAN, AS AMENDED
We believe that equity incentives can play an important role in our success by encouraging and enabling key talent whose judgment, initiative and efforts are critical to our success to acquire a proprietary interest in the Company. The board of directors believes that providing such individuals with a direct stake in the Company creates a closer alignment of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.
On August 15, 2023 and August 21, 2023, respectively, our compensation committee and our board of directors approved the amendment of our 2020 Equity Incentive Plan, or 2020 Plan, subject to stockholder approval, to increase the maximum number of shares of our Class A common stock that may be automatically added to the share reserve of the 2020 Plan on May 1 of each year from May 1, 2024 until (and including) May 1, 2030 pursuant to the “evergreen” provision of the 2020 Plan, as described below, from 5.0% to 7.0% of the total number of shares of our capital stock outstanding on April 30 of the immediately preceding fiscal year.
Accordingly, our board of directors is requesting stockholder approval of our 2020 Plan, as amended, or the Amended 2020 Plan. The Amended 2020 Plan, as proposed to be amended in accordance with this Proposal No. 3, is attached as Appendix A to this proxy statement and is incorporated herein by reference. The Amended 2020 Plan will become effective immediately upon stockholder approval of this Proposal No. 3 at the Annual Meeting. In the event our stockholders do not approve this Proposal No. 3, the 2020 Plan will continue in its current form.
Background
In November 2020, the board of directors initially adopted, and our stockholders subsequently approved, the 2020 Plan. The initial maximum number of shares of our Class A common stock issuable pursuant to awards under the 2020 Plan at the time of our initial public offering was 67,535,205 shares, which number was the sum of (i) 22,000,000 new shares, plus (ii) an additional number of shares not to exceed 45,535,205 shares, consisting of (a) shares that remained available for the issuance of awards under our 2012 Equity Incentive Plan, or 2012 Plan, at the time our 2020 Plan became effective and (b) any shares of our Class A common stock subject to outstanding stock options or other stock awards granted under our 2012 Plan that at the time our 2020 Plan became effective: (A) terminate or expire prior to exercise or settlement; (B) are not issued because the award is settled in cash; (C) are forfeited because of the failure to vest; or (D) are reacquired or withheld (or not issued) to satisfy a tax withholding obligation or the purchase or exercise price. In addition, pursuant to the evergreen provision of the 2020 Plan, the aggregate number of shares of our Class A common stock reserved for issuance under the 2020 Plan was automatically increased by (i) 5,108,355 shares on May 1, 2021, (ii) 5,311,251 shares on May 1, 2022, and (iii) 5,697,128 shares on May 1, 2023.
The board of directors and compensation committee believe that our ability to provide competitive equity compensation has been, and will continue to be, vital to our ability to attract and retain highly qualified and skilled employees and to provide incentives for our employees and directors to exert maximum efforts for the success of the Company. For the reasons discussed below, the compensation committee determined that increasing the maximum number of shares of our Class A common stock that may be automatically added to the share reserve of the 2020 Plan on May 1 of each year from May 1, 2024 until (and including) May 1, 2030 pursuant to the evergreen provision of the 2020 Plan, from 5.0% to 7.0% of the total number of shares of our capital stock outstanding on April 30 of the immediately preceding fiscal year, would be appropriate to facilitate the continued growth of our business by enabling us to continue to attract, retain and incentivize employees through the grant of equity compensation.
The Size of Our Share Reserve Increase Request Is Reasonable
As of August 8, 2023, we had 9,990,775 shares of our Class A common stock available for grant under the 2020 Plan. If the Amended 2020 Plan is approved by our stockholders, we anticipate that the increased automatic annual increase provided for in the Amended 2020 Plan will result in approximately an additional 8,257,248 shares of our Class A common stock being added to the share reserve of the Amended 2020 Plan on May 1 of each year from May 1, 2024 through May 1, 2030, assuming our capitalization as of August 8, 2023 on each such date. We expect this increase to the share reserve of the 2020 Plan would provide a predictable amount of shares that could be used for retaining and motivating employees, key talent and senior leadership. If the Amended 2020 Plan is not approved by our stockholders, the existing 2020 Plan will continue in effect, but we will be limited in the grants that we will be able to make, which could place us in a disadvantageous position as compared with our competitors.

We Manage Our Equity Award Use Carefully
Our compensation philosophy reflects broad-based eligibility for equity incentive awards, and we grant awards to substantially all of our employees and non-employee directors. However, we also recognize that equity incentive awards dilute existing stockholders, which requires that we responsibly manage the growth of our equity compensation program. We have managed our long-term stockholder dilution to date by limiting the number of equity incentive awards granted. The board of directors and the compensation committee monitor our burn rate and dilution, among other factors, in their efforts to maximize stockholders’ value by granting what, in the compensation committee's judgment, are the appropriate number of equity incentive awards necessary to attract, reward, and retain employees, consultants and directors.
Increased Headcount, Annual RSU Bonuses, and Market Volatility Driving Need for More Shares
Since the initial adoption of the 2020 Plan, we have aggressively invested in the growth of our business, including hiring additional employees, resulting in rapid growth in our headcount and operations, with the number of our full-time employees increasing from approximately 440 as of April 30, 2020 to approximately 914 as of April 30, 2023, representing an increase of approximately 108%.
Our strongest asset is unquestionably the human capital that we have been able to attract, retain, and motivate. We attract exceptionally talented, highly educated, experienced, motivated employees. We operate in a hypercompetitive market for talent in our industry. A key component for attracting and retaining top caliber talent has been our equity-based compensation programs, including the grant of time-based RSUs that provide employees the opportunity to participate in stock ownership, and in turn, our long-term future performance, helps align the objectives of our shareholders and our employees, and is important in attracting, motivating and retaining the highly skilled talent essential to our success. Currently, we use new hire RSUs broadly as a key tool in attracting top talent for a wide range of roles. During the last fiscal year, we granted annual RSU bonuses to employees, including our executives, on a widespread basis to incentivize retention and performance objectives. This increased our burn rate by 1.6% for the fiscal year ended April 30, 2023. We plan to continue to grant annual RSU bonuses to employees in the future to retain our top caliber talent.
In addition, our stock price has been negatively impacted in the short term by market volatility.
These circumstances along with certain others have resulted in the share reserve of our 2020 Plan being depleted more rapidly than expected. We expect the increased automatic annual increase will allow us to continue to use equity compensation to attract and retain employees and align their interests with those of our stockholders.
Overhang
The following table provides certain additional information regarding our equity incentive program.

As of August 8, 2023 (Record Date)
Total number of Class A common shares subject to outstanding stock options	31,951,146
Weighted-average exercise price of outstanding stock options(1)(2)	$13.32
Weighted-average remaining term of outstanding stock options(1)(2)	6.31 years
Total number of Class A common shares subject to outstanding restricted stock unit awards(3)	22,320,740
Total number of Class A common shares available for grant under the 2020 Plan	9,990,740
Total number of Class A common shares outstanding	114,460,704
Per-share closing price of Class A common stock as reported on New York Stock Exchange	$35.99
Issued equity overhang(4)	47%
Total equity overhang(5)	56%

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(1)	Includes all awards under our 2020 Plan and 2012 Plan. Certain shares subject to awards granted under our 2012 Plan that would have otherwise returned to such plans will become available for future grant under our 2020 Plan.
(2)	Restricted stock units are the only type of full value award outstanding.
(3)	Includes both Class A and Class B common stock, considered together on an as-converted basis.
(4)	Issued equity overhang is calculated as shares subject to outstanding equity incentive awards/Class A common stock shares outstanding as of the record date.
(5)	Total equity overhang is calculated as (shares available for grant + shares subject to outstanding equity incentive awards)/Class A common stock shares outstanding as of the record date.
Burn Rate
The following table provides detailed information regarding the activity related to our 2020 Plan for the fiscal years ended April 30, 2023 and 2022. No awards were granted under our 2012 Plan during this period and no awards may be granted under our 2012 Plan in the future. We define “burn rate” as the number of stock options and restricted stock unit awards (including performance-based equity awards earned during the year) minus forfeitures, divided by the weighted average total number of shares of our Class A common stock outstanding.

	Fiscal Year 2023	Fiscal Year 2022
Total number of shares of Class A common stock subject to stock options granted	—	2,502,646
Total number of shares of Class A common stock subject to restricted stock unit awards granted	15,261,864	11,925,989
Weighted-average shares of Class A common stock outstanding	106,350,538	100,903,604
Burn Rate(1)	14.35%	14.30%
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(1)     Excluding annual RSU bonuses to employees from the “burn rate” formula set forth above, our burn rates for the fiscal years ending April 30, 2023 and 2022, were 12.75% and 14.30%, respectively.
Description of the Amended 2020 Plan
The material features of the Amended 2020 Plan are summarized below. The following description of the Amended 2020 Plan is a summary only and is qualified in its entirety by reference to the Amended 2020 Plan itself, which is attached to this Proxy Statement as Annex A.
General. The Amended 2020 Plan provides for the grant of incentive stock options, or ISOs, nonstatutory stock options, or NSOs, stock appreciation rights, restricted stock awards, restricted stock unit awards, or RSU awards, performance awards and other stock awards, which we refer to collectively as awards. ISOs granted under the Amended 2020 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code. NSOs granted under the Amended 2020 Plan are not intended to qualify as “incentive stock options” under the Code.
All of our (including our affiliates’) employees, consultants and non-employee directors are eligible to participate in the Amended 2020 Plan and may receive all types of awards other than ISOs. ISOs may be granted under the Amended 2020 Plan only to our (including our subsidiary corporations’) employees. As of August 8, 2023, we (including our affiliates) had 962 employees, four consultants and eight non-employee directors.

Our board of directors, or a duly authorized committee of our board of directors, will administer our Amended 2020 Plan. Our board of directors may delegate to one or more of our officers the authority to (i) designate employees (other than officers) to receive specified stock awards; and (ii) determine the number of shares subject to such stock awards. Under our Amended 2020 Plan, our board of directors will have the authority to determine stock award recipients, the types of stock awards to be granted, grant dates, the number of shares subject to each stock award, the fair market value of our Class A common stock, and the provisions of each stock award, including the period of exercisability and the vesting schedule applicable to a stock award. Under our Amended 2020 Plan, our board of directors also generally will have the authority to effect, with the consent of any materially adversely affected participant, (i) the reduction of the exercise, purchase, or strike price of any outstanding option or stock appreciation right; (ii) the cancellation of any outstanding option or stock appreciation right and the grant in substitution therefore of other awards, cash, or other consideration; or (iii) any other action that is treated as a repricing under generally accepted accounting principles.
The board of directors has the power to delegate administration of the Amended 2020 Plan to a committee of the board of directors. The board of directors has delegated concurrent authority to administer the Amended 2020 Plan to our compensation committee. As used in this Proposal No. 3 with respect to the Amended 2020 Plan, the “board of directors” refers to the compensation committee as well as to the board of directors itself.
Authorized Shares Subject to the Amended 2020 Plan. Subject to adjustment for certain changes in our capitalization, the maximum number of shares of our Class A common stock that may be issued pursuant to awards under the Amended 2020 Plan is 83,651,939 shares, which number is the sum of: (i) 22,000,000 shares that were initially reserved for issuance under the 2020 Plan and approved by our stockholders in November 2020; (ii) 5,108,355 shares that were added to the share reserve on May 1, 2021 pursuant to the evergreen provision of the 2020 Plan; (iii) 5,311,251 shares that were added to the share reserve on May 1, 2022 pursuant to the evergreen provision of the 2020 Plan; (iv) 5,697,128 shares that were added to the share reserve on May 1, 2023 pursuant to the evergreen provision of the 2020 Plan; and (v) an additional number of shares not to exceed 45,535,205, consisting of (1) shares that remained available for the issuance of awards under our 2012 Plan as of the time our 2020 Plan became effective and (2) any shares of our Class A common stock subject to outstanding stock options or other stock awards granted under our 2012 Plan that, after our 2020 Plan became effective would have otherwise returned to our 2012 Plan. In addition, if this Proposal No. 3 is approved by our stockholders, pursuant to the evergreen provision of the Amended 2020 Plan, the aggregate number of shares of our Class A common stock reserved for issuance under the Amended 2020 Plan will automatically increase on May 1 of each year, beginning on May 1, 2024 and continuing through (and including) May 1, 2030, by 7.0% of the total number of shares of our capital stock outstanding on April 30 of the immediately preceding fiscal year, or a lesser number of shares determined by the board of directors. Shares issuable under the Amended 2020 Plan will be shares of authorized but unissued or reacquired Class A common stock, including shares repurchased by us on the open market or otherwise.
Shares subject to stock awards granted under our Amended 2020 Plan that expire or terminate without being exercised in full or that are paid out in cash rather than in shares will not reduce the number of shares available for issuance under our Amended 2020 Plan. Shares withheld under a stock award to satisfy the exercise, strike or purchase price of a stock award or to satisfy a tax withholding obligation will not reduce the number of shares available for issuance under our Amended 2020 Plan. If any shares of our Class A common stock issued pursuant to a stock award are forfeited back to or repurchased or reacquired by us (i) because of a failure to meet a contingency or condition required for the vesting of such shares; (ii) to satisfy the exercise, strike or purchase price of a stock award; or (iii) to satisfy a tax withholding obligation in connection with a stock award, the shares that are forfeited or repurchased or reacquired will revert to and again become available for issuance under our Amended 2020 Plan.
Stock Options. Stock options are granted under stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for stock options, within the terms and conditions of the Amended 2020 Plan, except the exercise price of a stock option generally cannot be less than 100% of the fair market value of our Class A common stock on the date of grant. Options granted under the Amended 2020 Plan vest at the rate determined by the plan administrator and can have a term up to a maximum of 10 years. Unless the terms of an optionholder’s stock option agreement provide otherwise, if an optionholder’s service relationship with us or any of our affiliates ceases for any reason other than disability, death, or cause, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. This period may be further extended if following such a termination of service, exercise of the option is prohibited by applicable securities laws or the immediate sale of any shares acquired upon exercise would violate the Company’s insider trading policy. If an optionholder’s service relationship with us or any of our affiliates ceases due to disability or death, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 12 months in the event of disability and 18 months in the event of death . In the event of a termination for cause, options generally terminate upon the termination date. In no event may an option be exercised beyond the expiration of its term.

Tax Limitations on ISOs. The aggregate fair market value, determined at the time of grant, of our Class A common stock with respect to ISOs that are exercisable for the first time by an award holder during any calendar year under all of our stock plans, including the Amended 2020 Plan, may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our parent or subsidiary corporations unless (i) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant; and (ii) the term of the ISO does not exceed five years from the date of grant.
Restricted Stock Unit Awards. Restricted stock unit awards are granted under restricted stock unit award agreements adopted by the plan administrator. A restricted stock unit award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator, or in any other form of consideration set forth in the restricted stock unit award agreement. Except as otherwise provided in the applicable award agreement, restricted stock unit awards that have not vested will be forfeited once the participant’s continuous service ends for any reason.
Restricted Stock Awards. Restricted stock awards are granted under restricted stock award agreements adopted by the administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, past or future services to us, or any other form of legal consideration that may be acceptable to our board of directors and permissible under applicable law. The administrator will determine the terms and conditions of restricted stock awards, including vesting and forfeiture terms. If a participant’s service relationship with us ends for any reason, we may receive any or all of the shares of Class A common stock held by the participant that have not vested as of the date the participant terminates service with us through a forfeiture condition or a repurchase right.
Stock Appreciation Rights. Stock appreciation rights are granted under stock appreciation right agreements adopted by the administrator. The administrator will determine the purchase price or strike price for a stock appreciation right, which generally will not be less than 100% of the fair market value of our Class A common stock on the date of grant. A stock appreciation right granted under our Amended 2020 Plan will vest at the rate specified in the stock appreciation right agreement as will be determined by the administrator. Stock appreciation rights may be settled in cash or shares of our Class A common stock or in any other form of payment as determined by our board of directors and specified in the stock appreciation right agreement. The administrator will determine the term of stock appreciation rights granted under our Amended 2020 Plan, up to a maximum of 10 years. If a participant’s service relationship with us or any of our affiliates ceases for any reason other than cause, disability, or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. This period may be further extended if following such a termination of service, exercise of the stock appreciation right is prohibited by applicable securities laws or the immediate sale of any shares acquired upon exercise would violate the Company’s insider trading policy. If a participant’s service relationship with us, or any of our affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, stock appreciation rights generally terminate upon the termination date. In no event may a stock appreciation right be exercised beyond the expiration of its term.
Performance Awards. Our Amended 2020 Plan permits the grant of performance awards that may be settled in stock, cash or other property. Performance awards may be structured so that the stock or cash will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period. Performance awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, our Class A common stock. The performance goals may be based on any measure of performance selected by our board of directors. The performance goals may be based on company-wide performance or performance of one or more business units, divisions, affiliates, or business segments, and may be either absolute or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by our board of directors at the time the performance award is granted, our board will appropriately make adjustments in the method of calculating the attainment of performance goals as follows: (i) to exclude restructuring or other nonrecurring charges; (ii) to exclude exchange rate effects; (iii) to exclude the effects of changes to generally accepted accounting principles; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; (v) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (vi) to exclude the dilutive effects of acquisitions or joint ventures; (vii) to assume that any business divested by us achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (viii) to exclude the effect of any change in the outstanding shares of our Class A common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to Class A common stockholders other than regular cash dividends; (ix) to exclude the effects of stock based compensation and the award of bonuses under our bonus plans; (x) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (xi) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles.
Other Stock Awards. The administrator will be permitted to grant other awards based in whole or in part by reference to our Class A common stock. The administrator will set the number of shares under the stock award (or cash equivalent) and all other terms and conditions of such awards.
Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid to any non-employee director with respect to any calendar year, including awards granted and cash fees paid by us to such non-employee director, will not exceed $700,000 in total value, except such amount will increase to $900,000 for the calendar year in which the non-employee director is first appointed or elected to the board of directors.
Changes to Capital Structure. In the event there is a specified type of change in our capital structure, such as a stock split, reverse stock split, or recapitalization, appropriate adjustments will be made to (i) the class and maximum number of shares reserved for issuance under our Amended 2020 Plan, (ii) the class and maximum number of shares by which the share reserve may increase automatically each year, (iii) the class and maximum number of shares that may be issued on the exercise of ISOs, and (iv) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.
Corporate Transactions. In the event of a corporate transaction (as defined below), unless otherwise provided in a participant’s stock award agreement or other written agreement with us or one of our affiliates or unless otherwise expressly provided by the administrator at the time of grant, any stock awards outstanding under our Amended 2020 Plan may be assumed, continued or substituted for by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by us with respect to the stock award may be assigned to the successor (or its parent company). If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then (i) with respect to any such stock awards that are held by participants whose continuous service has not terminated prior to the effective time of the corporate transaction, or current participants, the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full (or, in the case of performance awards with multiple vesting levels depending on the level of performance, vesting will accelerate at 100% of the target level) to a date prior to the effective time of the corporate transaction (contingent upon the effectiveness of the corporate transaction), and such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the corporate transaction, and any reacquisition or repurchase rights held by us with respect to such stock awards will lapse (contingent upon the effectiveness of the corporate transaction); and (ii) any such stock awards that are held by persons other than current participants will terminate if not exercised (if applicable) prior to the effective time of the corporate transaction, except that any reacquisition or repurchase rights held by us with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the corporate transaction.
In the event a stock award will terminate if not exercised prior to the effective time of a corporate transaction, the administrator may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but instead will receive a payment equal in value to the excess (if any) of (i) the value of the property the participant would have received upon the exercise of the stock award, over (ii) any per share exercise price payable by such holder, if applicable. In addition, any escrow, holdback, earn out or similar provisions in the definitive agreement for the corporate transaction may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of our Class A common stock.
Under our Amended 2020 Plan, a “corporate transaction” is generally the consummation of (i) a sale or other disposition of all or substantially all of our consolidated assets; (ii) a sale or other disposition of at least 50% of our outstanding securities; (iii) a merger, consolidation or similar transaction following which we are not the surviving corporation; or (iv) a merger, consolidation or similar transaction following which we are the surviving corporation but the shares of our Class A common stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of the transaction.
Change in Control. Stock awards granted under our Amended 2020 Plan may be subject to acceleration of vesting and exercisability upon or after a change in control (as defined below) as may be provided in the applicable stock award agreement or in any other written agreement between us or any affiliate and the participant, but in the absence of such provision, no such acceleration will automatically occur.

Under our Amended 2020 Plan, a “change in control” is generally (i) the acquisition by any person or company of more than 50% of the combined voting power of our then outstanding stock; (ii) a merger, consolidation or similar transaction in which our stockholders immediately before the transaction do not own, directly or indirectly, more than 50% of the combined voting power of the surviving entity (or the parent of the surviving entity) in substantially the same proportions as their ownership immediately prior to such transaction; (iii) stockholder approval of a complete dissolution or liquidation; (iv) a sale, lease, exclusive license or other disposition of all or substantially all of our assets other than to an entity more than 50% of the combined voting power of which is owned by our stockholders in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such transaction; or (v) when a majority of our board of directors becomes comprised of individuals who were not serving on our board of directors on the date of the underwriting agreement related to this offering, or the incumbent board, or whose nomination, appointment, or election was not approved by a majority of the incumbent board still in office.
Plan Amendment or Termination. Our board of directors has the authority to amend, suspend, or terminate our Amended 2020 Plan at any time, as long as such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our stockholders. No ISOs may be granted after the tenth anniversary of the date our board of directors adopts our Amended 2020 Plan. No stock awards may be granted under our Amended 2020 Plan while it is suspended or after it is terminated.
U.S. FEDERAL INCOME TAX CONSEQUENCES
The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the Amended 2020 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired under the Amended 2020 Plan. The Amended 2020 Plan is not qualified under the provisions of Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness and the satisfaction of our tax reporting obligations.
Nonstatutory Stock Options
Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by us or one of our affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date.
We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.
Incentive Stock Options
The Amended 2020 Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss.

If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.
For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.
We are not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, so long as either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.
Restricted Stock Awards
Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.
We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.
Restricted Stock Unit Awards
Generally, the recipient of a restricted stock unit award structured to comply with the requirements of Section 409A of the Code or an exemption to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.
We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.

Stock Appreciation Rights
Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.
NEW PLAN BENEFITS UNDER AMENDED 2020 PLAN
The following table sets forth the benefits or amounts that will be received by or allocated to each of the individuals and groups indicated below under the Amended 2020 Plan, if such benefits or amounts are determinable.

Name and Position	Number of Shares Subject to Awards	Dollar Value of Awards ($)
Thomas M. Siebel	(1)	(1)
Chief Executive Officer and Chairman of the Board
Juho Parkkinen	(1)	(1)
Senior Vice President and Chief Financial Officer
Ed Abbo	(1)	(1)
Chief Technology Officer
Houman Behzadi	(1)	(1)
Executive Vice President (previously President and Chief Product Officer)
Richard J. Lutton Jr.	(1)	(1)
Former Senior Vice President and General Counsel
All current executive officers as a group	(1)	(1)
All current directors who are not executive officers as a group	(2)	(2)
All employees, including all current officers who are not executive officers, as a group	(1)	(1)

(1)	Awards granted under the Amended 2020 Plan to our executive officers and other employees are discretionary and are not subject to set benefits or amounts under the terms of the Amended 2020 Plan, and the board of directors and the compensation committee have not granted any awards under the Amended 2020 Plan subject to stockholder approval of this Proposal No. 3. Accordingly, the benefits or amounts that will be received by or allocated to our executive officers and other employees under the Amended 2020 Plan are not determinable.

(2)
Awards granted under the Amended 2020 Plan to our non-employee directors are discretionary and are not subject to set benefits or amounts under the terms of the Amended 2020 Plan. However, pursuant to our current compensation arrangements for non-employee directors, each of our current non-employee directors is entitled to receive certain equity compensation as detailed in the section of this Proxy Statement entitled “Information Regarding the Board of Directors and Corporate Governance—Non-Employee Director Compensation.” On and after the date of the Annual Meeting, any such equity will be granted under the Amended 2020 Plan if this Proposal No. 3 is approved by our stockholders. For additional information regarding our current compensation arrangements for non-employee directors, please see the section of this Proxy Statement entitled “Information Regarding the Board of Directors and Corporate Governance—Non-Employee Director Compensation.”

PLAN BENEFITS UNDER 2020 PLAN
The following table sets forth, for each of the individuals and groups indicated, the total number of shares of our Class A common stock subject to awards that have been granted (even if not currently outstanding) under the 2020 Plan as of August 8, 2023.

Name and Position	Number of Shares Subject to Awards	Weighted Average Exercise Price of such Awards ($)
Thomas M. Siebel	1,209,000	57.50
Chief Executive Officer and Chairman of the Board
Juho Parkkinen	270,000	28.34
Senior Vice President and Chief Financial Officer
Ed Abbo	1,200,000	50.20
Chief Technology Officer
Houman Behzadi	1,200,000	50.20
Executive Vice President (previously President and Chief Product Officer)
Richard J. Lutton Jr.	—	—
Former Senior Vice President and General Counsel
All current executive officers as a group	2,679,000	51.29
All current directors who are not executive officers as a group	595,880	22.65
Each nominee for election as a director:
Michael G. McCaffery	80,054	21.36
Condoleezza Rice	67,515	21.36
Jim H. Snabe	67,515	21.36
Stephen M. Ward Jr.	71,373	21.36
Each associate of any executive officers, current directors or director nominees	—	—
Each other person who has received or is to receive 5% of awards	—	—
All current employees, including all current officers who are not executive officers, as a group	3,573,733	41.65
Vote Required
The approval of the Amended 2020 Plan, requires the affirmative vote of a majority of the voting power of the shares of our common stock present virtually or by proxy at the Annual Meeting and entitled to vote generally thereon to be approved. Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “AGAINST” this proposal.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
THE APPROVAL OF THE AMENDED 2020 PLAN

PROPOSAL FOUR
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our audit committee has selected Deloitte & Touche LLP, or Deloitte, as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending April 30, 2024. Deloitte has served as our independent registered public accounting firm since 2018. Representatives of Deloitte are expected to be present during the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our amended and restated bylaws nor law require stockholder ratification of the appointment of Deloitte as our independent registered public accounting firm. However, our audit committee is asking our stockholders to ratify its appointment of Deloitte because it values the views of our stockholders. If the stockholders fail to ratify the appointment, our audit committee may review the appointment of Deloitte as our independent registered public accounting firm but is under no obligation to review the appointment. Even if the appointment is ratified, our audit committee may, in its sole discretion, appoint different independent auditors at any time during the fiscal year if they determine that such a change would be in our best interests and the best interests of our stockholders.
Fees Paid to Our Independent Registered Public Accounting Firm
The following table presents fees billed to us by Deloitte for the fiscal years ended April 30, 2023 and 2022.

	Fiscal Year Ended April 30,
	2023	2022
Audit Fees(1)	$2,379,125	$2,063,038
Audit-Related Fees(2)	—	—
Tax Fees(2)	—	—
All Other Fees(3)	3,790	3,790
Total Fees	$2,382,915	$2,066,828
(1)Audit fees consist of fees for professional services provided in connection with the audit of our annual consolidated financial statements, reviews of our quarterly condensed consolidated financial statements, and statutory and regulatory filings or engagements. For the fiscal year ended April 30, 2023 and 2022, this category also included fees for attestation services related to Section 404 of the Sarbanes-Oxley Act of 2002.
(2)There were no audit-related or tax fees billed by Deloitte & Touche LLP during the fiscal years ended April 30, 2023 and 2022.
(3)All other fees consist of software subscription fees.
Pre-Approval Policies and Procedures
Our audit committee approves all audit and non-audit services provided to us by our independent registered public accounting firm in accordance with our Audit Committee Pre-Approval Policy for Services of Independent Auditor. Pre-approval may be given as part of our audit committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual, explicit, case-by-case basis before the independent registered public accounting firm is engaged to provide each service. All of the services relating to the fees described in the table above were pre-approved by our audit committee in accordance with our audit committee’s pre-approval policies and procedures.
Vote Required
The ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending April 30, 2024, requires the affirmative vote of a majority of the voting power of the shares of our common stock present virtually or by proxy at the Annual Meeting and entitled to vote generally thereon to be approved. Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “AGAINST” this proposal.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The audit committee is a committee of the Company’s board of directors composed solely of independent directors as required by the NYSE listing rules and the rules and regulations of the SEC. The audit committee operates under a written charter adopted by the Company’s board of directors. This written charter is reviewed periodically for changes, as appropriate.
With respect to the Company’s financial reporting process, the Company’s management is responsible for establishing and maintaining internal controls, and for preparing the Company’s consolidated financial statements. Deloitte & Touche, LLP, the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s consolidated financial statements. It is the responsibility of the audit committee to oversee these activities. It is not the responsibility of the audit committee to prepare the Company’s consolidated financial statements. In the performance of its oversight function, the audit committee has:
•reviewed and discussed the audited consolidated financial statements with management and Deloitte & Touche LLP;
•discussed with Deloitte & Touche LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, or PCAOB, and the SEC; and
•received the written disclosures and the letter from Deloitte & Touche LLP required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence and has discussed with Deloitte & Touche LLP its independence.
Based on the review and discussions noted above, the audit committee recommended to the Company’s board of directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2023 for filing with the SEC.
Respectfully submitted by the members of the audit committee of the board of directors:
Michael G. McCaffery (Chair)
Richard C. Levin
Lisa A. Davis
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

EXECUTIVE OFFICERS
The following table identifies certain information about our executive officers as of August 8, 2023. Our executive officers are appointed by, and serve at the discretion of, our board of directors. There are no family relationships among any of our directors or executive officers.

Name	Age	Position(s)
Thomas M. Siebel	70	Chief Executive Officer and Chairman of the Board
Juho Parkkinen	39	Senior Vice President and Chief Financial Officer
Edward Y. Abbo	58	President and Chief Technology Officer
For Mr. Siebel's biography, see “Information Regarding Our Board of Directors and Corporate Governance.”
Juho Parkkinen. Mr. Parkkinen has served as our Senior Vice President and Chief Financial Officer since March 2022 and as our principal accounting officer since December 2021. From February 2021 to December 2021, Mr. Parkkinen served as our Vice President and Corporate Controller. From March 2017 to January 2021, Mr. Parkkinen held various positions in the financial reporting group at MongoDB, Inc., a software company, most recently serving as its Senior Director and Assistant Corporate Controller. From September 2009 to February 2017, Mr. Parkkinen held positions at Ernst & Young LLP. Mr. Parkkinen holds a B.S. in Business with an emphasis in Accounting and Mathematics from Santa Clara University and is a Certified Public Accountant (inactive status) in the State of California.
Edward Y. Abbo. Mr. Abbo has served as our Chief Technology Officer since July 2011. He previously served as our Chief Executive Officer from September 2009 to July 2011 and a member of our board of directors from August 2009 to November 2020. Prior to joining us, Mr. Abbo served as Senior Vice President of Engineering and Chief Technology Officer for Siebel Systems from July 1994 until it merged with Oracle Corporation in January 2006, and Senior Vice President of Oracle Corporation from January 2006 to July 2009. Mr. Abbo holds a B.S. in Mechanical and Aerospace Engineering from Princeton University and an M.S. in Mechanical Engineering from the Massachusetts Institute of Technology.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Overview
This Compensation Discussion and Analysis discusses our executive compensation policies and how and why our compensation committee arrived at specific compensation decisions for the individuals who served as our “named executive officers” including our Chairman and Chief Executive Officer, our Chief Financial Officer and the three other most highly compensated executive officers during the fiscal year ended April 30, 2023.
Our named executive officers for the fiscal year ended April 30, 2023 were:

Name	Position(s)
Thomas M. Siebel	Chief Executive Officer and Chairman of our Board of Directors
Juho Parkkinen	Senior Vice President and Chief Financial Officer
Edward Y. Abbo	President and Chief Technology Officer
Houman Behzadi	Previously President and Chief Product Officer[1]
Richard J. Lutton Jr.	Former Senior Vice President and General Counsel
We believe that the members of our current executive team represent best-in-class talent in their respective positions and that retaining and incentivizing each of these individuals is critical for our future success.
Executive Summary
Business Overview
Key Accomplishments during the Last Fiscal Year:
•In our fourth quarter, we launched our C3 Generative AI solution, giving enterprises the ability to rapidly access information from across all their data sources in a secure, transparent, and accurate manner that is unrivaled in the marketplace.
•We successfully transitioned to consumption-based pricing, that we announced in our second quarter to better meet the needs of customers. This model has become common for enterprise software companies, and it is aligned with the pricing method of some of our biggest partners.
•We continued to expand and enhance our go-to-market partnerships. We established a strategic partnership with Booz Allen, focused on providing solutions for the Government, Defense, and Intelligence sectors, and we strengthened our partnerships with Accenture, Azure, AWS, Baker Hughes, and Google Cloud, among others.
•We expanded our application footprint at Shell, Koch Industries, U.S. Air Force Rapid Sustainment Office, PwC, Ball, ExxonMobil, Con Edison, Defense Counterintelligence and Security Agency, Baker Hughes, New York Power Authority, Duke Energy, ATB, Defense Innovation Unit, Roche, Cargill, and Engie, among others.
•We established new customer relationships with Department of Defense – Common DoD Artificial Intelligence Office; Daly City, California; DOW; ExxonMobil; Flex; General Mills; Hexagon; Nucor; O-I; Pantaleon; Riverside County, California; Stark County, Ohio; Telus; DoD-SOCOM; DoD-TRANSCOM; ESAB, and others. Many of these also expanded their C3 AI engagements during the year.
1 Mr. Behzadi transitioned his role from President and Chief Product Officer to Executive Vice President on June 19, 2023, continuing to report to Mr. Siebel.

Our Culture of High Performance
We are dedicated to achieving our mission to accelerate digital transformation of organizations globally by enabling the deployment of Enterprise AI at scale. Our people are domain experts in their fields and are individuals with exceptional education and professional backgrounds. We are uncompromising in the quality of our work product. We build deep relationships with our customers grounded upon the highest levels of business ethics and professionalism, with a laser focus on customer success. We execute with precision.
Rich Human Capital
One of our key assets is unquestionably the human capital that we have been able to attract, retain, and motivate. We attract exceptionally talented, highly educated, experienced, and motivated employees.
We have built a culture of high performance based on four core values:
•Drive and Innovation Propelling Growth. We self-select for people who love to work hard, think with rigor, speak with purpose, and act to achieve great things.
•Natural Curiosity to Solve the Impossible. We are self-learners, always seeking knowledge to accelerate innovation.
•Professional Integrity Governing All Endeavors. We comport ourselves with unwavering ethical integrity, respect, and courtesy.
•Collective Intelligence. We believe the unity of our team is substantially greater than the sum of its parts.
Over the past fiscal year, we have faced a particularly competitive market for talent, including at the executive level. Still, during the last fiscal year, our executives and employees were able to grow our customer engagement by 35%, yielding revenue growth of 6%.2
Our compensation program has been designed to align our executives with our shareholders’ objectives through equity and performance-based compensation, to attract top talent as the Company grows, and, importantly, to retain our employees and leadership team in the face of significant competition for talent.
Executive Compensation Program Highlights
The important features of our executive compensation program include the following:
•A majority of executive pay is performance-based. We structure a majority of our named executive officers’ compensation to be based on achieving specific performance objectives.
•We emphasize long-term equity incentives. Equity awards with multi-year vesting periods are an integral part of our executive compensation program and comprise the primary performance-based portion of our named executive officers’ compensation packages. We award our named executive officers both stock options (including many with five-year vesting schedules) and restricted stock unit (“RSU”) awards. These awards align our named executive officers’ interests with our stockholders’ objectives by providing a long-term financial incentive to maximize value for our stockholders and by encouraging our named executive officers to remain as leaders in C3.AI.
2 Please refer to our earnings releases for detailed business highlights throughout the fiscal year. To supplement our consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles (“GAAP”), we provide investors with certain non-GAAP financial measures. For an explanation of these non-GAAP measures and a full reconciliation to the most directly comparable financial measure stated in accordance with GAAP, please see our earnings press releases for the fiscal quarters and full fiscal year ended April 30, 2023 filed as Exhibit 99.1 to our Current Reports on Form 8-K filed with the SEC on May 31, 2023, March 2, 2023, December 7, 2022 and August 31, 2022.

•Half of the equity awards (at target) granted to our Chief Executive Officer during the prior fiscal year were performance-based RSUs (“PRSUs”), requiring achievement of specified increases in our stock price from our stock price on the date of grant in order to vest.
•We have not provided our named executive officers with excise tax gross ups.
•We have provided limited or no perquisites to our named executive officers, except as discussed in more detail below under the section titled “Other Benefits; Perquisites.”
•We have not provided “single-trigger” accelerated vesting of equity awards to our named executive officers on a change in control of the Company. Instead, we require both a change in control of the Company and a qualifying termination of employment (or “double trigger”) to receive accelerated vesting of equity awards.
•Our compensation committee has retained an independent compensation consultant for guidance and advice in making compensation decisions. The compensation consultant advises the compensation committee on competitive market practices, including identifying a peer group of companies and their compensation practices, so that our compensation committee can regularly assess the Company’s compensation programs and executives’ compensation against these peer companies, the general marketplace, and other relevant industry data points.
•Our compensation committee is comprised of independent members of our board of directors.
•We prohibit hedging, short sales and pledging of Company stock as collateral for a loan.
2022 Advisory Vote on Executive Compensation
At last year’s annual meeting of stockholders, approximately 91% of votes cast approved the “say-on-pay” proposal regarding the compensation awarded to our named executive officers. At last year’s annual meeting of stockholders, we also proposed holding a “say-on-pay” vote annually and the proposal was overwhelmingly approved by our stockholders. We have adopted a policy pursuant to which we plan to hold a say-on-pay vote on an annual basis.
Objectives, Philosophy and Elements of Executive Compensation
Our executive compensation program aims to achieve the following main objectives:
•providing incentives that motivate and reward the achievement of our key performance goals over the long-term;
•attracting and retaining highly qualified executives;
•aligning our executives’ incentive compensation with the interests of our stockholders; and
•linking pay to Company performance and objectives.
Our executive compensation program generally consists of, and is intended to strike a balance among, the following three principal elements: base salary, annual discretionary performance-based bonuses and long-term incentive compensation in the form of equity awards. We also provide our executive officers with benefits available to all our employees, including retirement benefits under the Company’s 401(k) plan and participation in employee health and welfare benefit plans. The following chart summarizes the three main elements of compensation, their objectives and key features.

Element of Compensation	Objectives	Key Features
Base Salary	Provides financial stability and security through a fixed amount of cash for performing job responsibilities.	Generally reviewed annually and determined based on a number of factors (including individual performance and the overall performance of our Company) and competitive market data provided by the independent compensation consultant.
Performance-based Bonus	Serves as a reward for both individual and corporate performance.	Actual bonus amounts earned are determined after the end of the year by the compensation committee taking into account corporate performance, individual contributions to that performance, and the recommendation of the Chief Executive Officer (other than for his own compensation). Performance-based bonuses may be paid in cash or in fully-vested RSUs, as the compensation committee may determine.
Long-Term Incentive Compensation
Serves as a reward for long-term Company performance.

Aligns executives’ interests with stockholder interests and changes in stockholder value.

Attracts highly qualified executives and encourages their continued employment over the long-term.
Individual equity awards are determined based on a number of factors, including current corporate and individual performance and competitive market data provided by the independent compensation consultant.
We focus on providing a competitive compensation package to our executive officers, which provides significant short and long-term incentives for the achievement of measurable corporate objectives. We believe that this approach provides an appropriate blend of short-term and long-term incentives to maximize stockholder value creation.
The majority of our named executive officer compensation is based on equity grants and performance-based compensation. We do not have a fixed ratio of base salary, annual discretionary performance-based bonus awards, and equity awards. Instead, the compensation committee uses the competitive market data obtained from its independent compensation consultant, along with judgement, to establish a total compensation program for each executive officer that is a mix of current, short-term and long-term incentive compensation, and cash and non-cash compensation that it believes appropriate to achieve the goals of our executive compensation program and our corporate objectives.
How We Determine Executive Compensation
Role of our Compensation Committee, Management and our Board of Directors
The compensation committee is appointed by our board of directors and has responsibilities related to the compensation of the Company’s non-employee directors, executive officers, and other members of senior management and the development and administration of the Company’s compensation plans. For details on the compensation committee’s oversight of the executive compensation program, see the section titled “Board Meetings and Committees—Compensation Committee.”
The compensation committee reviews all compensation paid to our executive officers, including our named executive officers. For purposes of executive officers other than himself, the Chief Executive Officer evaluates and provides to the compensation committee performance assessments and compensation recommendations, which are then subject to compensation committee approval. The Chief Executive Officer does not participate in the deliberations concerning, or the determination of, his own compensation.

The compensation committee meets periodically throughout the year to review our executive compensation programs. The compensation committee does not delegate authority to approve named executive officer compensation. The compensation committee does not maintain a fixed schedule regarding the timing of equity awards to our named executive officers.
Role of Compensation Consultant
The compensation committee has the authority to retain compensation consultants to advise it, to provide research and data, and to assist in its evaluation of executive compensation. This includes the authority to approve the consultant’s reasonable fees and terms. The compensation committee has retained Compensia as its compensation consultant. Compensia evaluated current executive pay practices and considered different compensation programs to aid the compensation committee in making executive pay decisions for the fiscal year ended April 30, 2023. Compensia also conducted competitive market research and analysis to assist the compensation committee in developing executive compensation levels.3 The compensation committee has analyzed whether the work of Compensia as its compensation consultant raises any conflict of interest, taking into account relevant factors in accordance with SEC rules and the New York Stock Exchange (“NYSE”) listing standards. Based on its analysis, our compensation committee determined that the work of Compensia and the individual compensation advisors employed by Compensia does not create any conflict of interest pursuant to the SEC rules and NYSE listing standards.
In addition, for purposes of evaluating appropriate and competitive pay for each executive position other than Chief Executive Officer, the Company’s human resources department has historically used competitive compensation data from Compensia and/or Radford (the latter being part of the Rewards Solutions practice at Aon plc) to make recommendations on executive compensation levels for our executives other than our Chief Executive Officer, and the Company has received advice from Infinite Equity in analyzing certain aspects of our executive compensation program.
Use of Competitive Market Compensation Data and Equity Award Holdings for Compensation Decisions
The compensation committee believes that it is important when making its decisions to be informed as to the current practices of comparable public companies with which we compete for top talent. To this end, the following list of peer companies was used in connection with assessing the compensation practices of the publicly traded companies with whom we compete. The compensation committee believes this group to be appropriate, as it is based on companies with whom we are competing for talent and who have similar or comparable positions and needs for comparable skills. The peer group with respect to the fiscal year ended April 30, 2023 was as follows4:

Alteryx	Palantir Technologies	Workday
Coupa Software	Pegasystems	Yext
Datadog	Snowflake
JFrog	Splunk
MongoDB	VMware
In making compensation decisions, the compensation committee also takes into account the value of existing Company equity awards held by our executives and the vested and unvested status of such awards.
Executive Compensation Program for Fiscal Year Ended April 30, 2023
Annual Base Salary
The base salaries for our named executive offices are generally determined by our compensation committee based on its assessment of the base salaries of executives holding comparable positions at the companies in our compensation peer group, its desire to maintain parity in the base salaries of our executive officers, and consideration of the recommendations of our Chief Executive Officer (other than with respect to himself).
3 Compensia also conducted a review of our non-employee director compensation policies and practices for review by our board of directors. Director compensation is discussed in more detail in the section entitled “Non-Employee Director Compensation.”
4 In addition to the specific comparator company data, the compensation committee and Compensia also looked at current compensation trends for a larger cross-section of specific technology industry leaders and considered other compensation data bases, such as those provided by Radford.

Historically, our Chief Executive Officer had received no base salary or a minimal base salary. In July 2022, after consultation with our independent compensation consultant as to base salary for chief executive officers at our peer group of companies, our compensation committee increased the base salary of our Chief Executive Officer as of May 1, 2022. This change was intended to bring Mr. Siebel’s base salary in line with practices at our peer group of companies and to reflect his strong long-term performance and criticality to the Company’s future trajectory. Likewise, in June 2022, after careful review of market data and pay practices for comparable executive positions at our peer group of companies our compensation committee increased each of Mr. Parkkinen’s and Mr. Behzadi’s base salary as of May 1, 2022, to reflect their increased responsibilities. The base salaries of our other named executive officers were not adjusted during the last fiscal year. Set forth below are the annual base salaries of our named executive officers for the fiscal year ended April 30, 2023.

Named Executive Officer	Annual Base Salary at the Start of the Last Fiscal Year($)	Annual Base Salary at the End of the Last Fiscal Year($)
Thomas M. Siebel	1,000,000	1,000,000
Juho Parkkinen	395,000	395,000
Edward Y. Abbo	550,000	550,000
Houman Behzadi	550,000	550,000
Richard J. Lutton, Jr.	400,000	Not employed at year end.
Annual Discretionary Performance-Based Bonus
Each of our named executive officers was eligible to receive an annual discretionary performance-based bonus payment with a target of 100% of base salary for the fiscal year ended April 30, 2023. Previously, Mr. Siebel did not have a target bonus, and the target bonuses of Messrs. Parkkinen, Abbo and Behzadi were 50%, 27% and 30%, respectively. The new target bonus of 100% of base salary for each executive was set after consultation with our independent compensation consultant as to current market practices.
The aggregate bonus pool for employees and executive officers was determined based on the Company’s performance, and then the amount of each individual bonus was determined by the compensation committee based on a recommendation and assessment of the named executive officer’s individual achievements provided by the Chief Executive Officer. To receive an annual bonus for the last fiscal year, a named executive officer generally must have been employed by the Company and in good standing on the date of payment. Set forth in the table below are the target annual bonus opportunity and the actual annual bonus amount that our compensation committee approved.

Named Executive Officer	Target Annual Bonus($)	Actual Annual Bonus Paid($)(1)
Thomas M. Siebel	1,000,000	1,000,000
Juho Parkkinen	395,000	395,000
Edward Y. Abbo	550,000	550,000
Houman Behzadi	550,000	550,000
Richard J. Lutton, Jr.	(2)	(2)
(1)    The annual bonuses in this column were paid in the form of fully-vested RSUs to the applicable named executive officers in June 2023.
(2)    Mr. Lutton left the Company in June 2022 prior to target bonuses being established for the fiscal year ended April 30, 2023, and he received no bonus payment with respect to such fiscal year.
Equity Awards
We view long-term incentive compensation in the form of equity awards as a critical element of our executive compensation program. The realized value of these equity awards bears a direct relationship to our stock price, and, therefore, these awards are an incentive for our executive officers to create value for our stockholders. Equity awards are also a critical component of our plan to retain top leadership talent.

Long-term incentive compensation in the form of equity awards is granted to our Chief Executive Officer and our other executive officers by the compensation committee. As with other elements of compensation, the compensation committee generally determines the amount of long-term incentive compensation for our executive officers as part of its annual compensation review and after taking into consideration the individual executive officer’s responsibilities and performance and existing equity retention profiles, market data and practices for our peer companies, and the other factors described above. For awards to executive officers other than the Chief Executive Officer, the compensation committee also takes into account the recommendations of the Chief Executive. The equity awards are intended to provide total direct compensation that the compensation committee believes is appropriate taking into consideration the factors described herein.
We have historically granted equity awards to our executive officers primarily in the form of stock options (many of which have a five-year vesting period) and RSU awards. Beginning in the fiscal year ended April 30, 2023, we granted only RSU awards to our named executive officers, and we added PRSU awards to the equity award mix we offer Mr. Siebel. Since our initial public offering, a majority of the equity compensation granted to Mr. Siebel has been comprised of performance-based equity awards in the form of PRSU awards or stock options with exercise prices in excess of the fair market value of our Class A common stock on the grant date. Each RSU award and PRSU award represents the right to receive one share of our Class A common stock on or following vesting. The awards reward our executive officers for superior stock price performance, and also encourage executive retention as these awards typically vest over multiple years and can maintain their motivational value during periods when there is volatility in the stock market.
Annual Equity Awards
As part of our annual review process during the last fiscal year, the compensation committee granted Messrs. Siebel, Abbo, Behzadi, and Parkkinen the RSU awards set forth in the table below under the Company’s 2020 Equity Incentive Plan (the “2020 Plan”). The 850,000 target PRSUs shown in the table below vest based on the achievement of specific target objectives. In the event of performance significantly above target, these PRSUs can be earned at up to 200% of the “target” amount (a maximum of 1,700,000 PRSUs).

Named Executive Officer	RSU Award (# of Shares of Class A Common Stock Covered)	PRSU Award (# of Shares of Class A Common Stock Covered at Target)(1)
Thomas M. Siebel	850,000(2)	850,000 (3)
Juho Parkkinen	200,000(4)	-
Edward Y. Abbo	1,264,588(5)	-
Houman Behzadi	1,264,588(5)	-
Richard J. Lutton, Jr.	-	-
(1)    Represents the maximum number of Class A common stock that could be earned pursuant to this PRSU award.
(2)    1/16th of the units subject to the RSU award vest on each quarterly anniversary of the vesting commencement date, subject to Mr. Siebel’s continuous service with the Company through each applicable vesting date. Mr. Siebel’s RSU award is subject to acceleration, as described in the section titled “Potential Payments upon Termination or Change in Control.”
(3)    Mr. Siebel’s PRSU award is divided into three approximately equal tranches, each of which requires both (i) the achievement of the applicable stock price hurdle (as set forth in the table below) and (ii) Mr. Siebel’s continuous service with us as of the applicable earliest vest date (as set forth in the table below) or, if later, the date on which the applicable stock price hurdle is achieved. The stock price hurdles set forth in the table below will be met when the average closing price of the Company’s Class A common stock during a period of 90 consecutive trading days (the “average stock price”) that commences on or following December 16, 2022, equals or exceeds the applicable stock price hurdle. The stock price hurdles are not required to be met prior to the earliest vest date associated with the tranche in the table below, but any tranche of the PRSU award will be forfeited for no consideration if the applicable stock price hurdle is not achieved on or before December 31, 2027. In addition, if on or before the first, second or third earliest vest date, the highest average stock price in the period prior to such earliest vest date (a twelve-month period for the second and third earliest vest date, and for the first earliest vest date, a period from December 16, 2022 until August 2, 2024) is higher than the stock price hurdle for such period as specified in the table below, then up to an additional 283,333 shares (the “additional shares”) will vest on the applicable earliest vest date. If such highest average stock price is at least $21.80 for the first period, $25.60 for the second period or $29.30 for the third period (each, an “overperformance hurdle”), then 283,333 additional shares will vest. If such highest average stock price is above the stock price hurdle but below the overperformance hurdle for any such period, then an amount between 1% and 100% of 283,333 additional shares will vest, calculated on a straight-line basis. However, no additional shares for any of the first, second or third periods will vest on such early basis if such price targets are not achieved before the earliest vest date for such period, even if achieved following such date. Each overperformance hurdle was determined based upon the sum of (i) the respective stock price hurdle, plus (ii) an amount equal to 25% of the difference between (a) the respective stock price hurdle, and (b) $12.90 (the closing price of the Company’s Class A common stock on December 8, 2022). In no event will more than an aggregate of 1,700,000 shares be deemed vested pursuant to the PRSU award. Mr. Siebel’s PRSU award is subject to acceleration, as described in the section titled “Potential Payments upon Termination or Change in Control.”

Tranche	Earliest Vest Date	Stock Price Hurdle*	Number of Shares
1	August 2, 2024	$20.00	283,333
2	August 2, 2025	$23.00	283,333
3	August 2, 2026	$26.00	283,334
			850,000
*The Company’s share price was $12.90 at close on the date of the PRSU grant, December 8, 2022.
(4)    Twenty percent of the shares subject to RSU award vest on the one-year anniversary of vesting commencement date, and five percent of the shares subject to the RSU award vest on a quarterly basis thereafter, subject to Mr. Parkkinen’s continuous service with the Company through each applicable vesting date. Mr. Parkkinen’s RSU award is subject to acceleration, as described in the section titled “Potential Payments upon Termination or Change in Control.”
(5)    1,200,000 of the shares subject to the RSU award vest as to six and one quarter percent on the third month anniversary of the vesting commencement date, and six and one quarter percent will vest on a quarterly basis thereafter, subject to the applicable named executive officer’s continuous service with the Company through each applicable vesting date. 64,588 of the shares vest as to twelve and a half percent on the third month anniversary of the vesting commencement date, and twelve and a half percent will vest on a quarterly basis thereafter, subject to the applicable named executive officer’s continuous service with the Company through each applicable vesting date.
Incentive RSU Awards
On March 10, 2023, based on a review of competitive market data for comparable executives, the compensation committee granted each of Messrs. Abbo and Behzadi an RSU award for 300,000 shares of our Class A common stock in order to further incentivize them to achieve the Company’s performance objectives and to remain with the Company long term. 6.25% of each of these RSU awards vests on the last day of each fiscal quarter of the Company following the vesting commencement date, subject to the applicable executive’s continuous service with us.
Vesting Acceleration Amendment to Mr. Parkkinen’s Equity Awards
In June 2022, based on its determination of market practice with respect to public company chief financial officers, the compensation committee amended Mr. Parkkinen’s outstanding equity awards to provide for certain acceleration vesting provisions, as described below in the section titled “Potential Payments upon Termination or Change in Control.”
Other Features of Our Executive Compensation Program
Employment Offer Letters
We have executed employment offer letters containing the terms and conditions of employment with each of our named executive officers, except for Mr. Siebel. Each offer letter has no specific term and provides for at-will employment. The other material terms of each offer letter are described below. In addition, each named executive officer has executed our standard form of confidential information and inventions assignment agreement.
Thomas M. Siebel
We do not maintain an employment offer letter or employment agreement with Thomas M. Siebel, our Chief Executive Officer and the Chairman of our board of directors. Mr. Siebel’s current annual base salary is $1,000,000.
Juho Parkkinen
We entered into a new employment letter with Juho Parkkinen, in March 2022 when he was promoted to Senior Vice President and Chief Financial Officer, under which he receives an annual base salary, which is currently $395,000, and is eligible for an annual discretionary performance-based bonus.
Edward Y. Abbo
We entered into an employment offer letter agreement with Edward Y. Abbo, our President and Chief Technology Officer in July 2009, which was amended in 2011. Under this letter, Mr. Abbo receives an annual base salary, which is currently $550,000, and is eligible for an annual discretionary performance-based bonus.

Houman Behzadi
Mr. Behzadi currently receives an annual base salary of $220,000 and is eligible for an annual discretionary performance-based bonus.
Richard J. Lutton, Jr.
Mr. Lutton left the Company in June 2022.
Severance and Change in Control Benefits
Equity Awards
Certain equity awards we have granted to our named executive officers are subject to vesting acceleration rights as further described below in the section titled “Potential Payments upon Termination or Change in Control.”
Severance Benefits
Richard J. Lutton Jr.’s employment with us ended in June 2022. We entered into a separation agreement with Mr. Lutton, and payments received under this agreement are set forth below in the section titled “Potential Payments upon Termination or Change in Control.”
Other Benefits; Perquisites
All of our current named executive officers are eligible to participate in our broad-based employee benefit plans, generally available to our employees, including our medical, dental, vision, life, disability, and accidental death and dismemberment insurance plans, in each case on the same basis as all of our other employees. We pay the premiums for the life, disability, and accidental death and dismemberment insurance for all of our employees, including our named executive officers.
We maintain a 401(k) plan that provides eligible U.S. employees, including our named executive officers, with an opportunity to save for retirement on a tax advantaged basis. Eligible employees are able to defer eligible compensation up to certain Internal Revenue Code limits, which are updated annually. Currently, we do not make matching contributions or discretionary contributions to the 401(k) plan. The 401(k) plan is intended to be qualified under Section 401(a) of the Code, with the related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan are deductible by us when made and contributions and earnings on those amounts are not generally taxable to the employees until withdrawn or distributed from the 401(k) plan.
We generally do not provide perquisites or personal benefits to our named executive officers, except certain security-related services for our Chief Executive Officer. We believe the security related services provided to Mr. Siebel serve the Company’s interest by allowing Mr. Siebel to securely and safely perform his duties and conduct Company business and that the expenses we incur for such security services are reasonable and necessary and for the benefit of the Company (and not a personal benefit) given Mr. Siebel’s position as Chief Executive Officer, Chairman of our board of directors.
Clawbacks
As a public company, if we are required to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws as a result of misconduct, our Chief Executive Officer and Chief Financial Officer may be legally required to reimburse us for any bonus or other incentive-based or equity-based compensation they receive in accordance with the provisions of section 304 of the Sarbanes-Oxley Act of 2002. Additionally, we intend to implement a Dodd-Frank Wall Street Reform and Consumer Protection Act-compliant clawback policy to reflect the final New York Stock Exchange listing standards during the required timeframe in compliance with those standards.

Prohibition on Hedging, Short Sales, and Pledging
Our board of directors has adopted an insider trading policy that applies to all of our employees, officers, and directors. This policy prohibits hedging or similar transactions designed to decrease the risks associated with holding shares of our common stock. In addition, our insider trading policy prohibits trading in derivative securities related to our common stock, which include publicly traded call and put options, engaging in short selling of our common stock, purchasing our common stock on margin or holding it in a margin account, and pledging our shares as collateral for a loan.
Accounting and Tax Considerations
Under ASC 718, we are required to estimate and record an expense for each award of equity compensation over the vesting period of the award. We record share-based compensation expense on an ongoing basis according to ASC 718.
Under Section 162(m) of the Internal Revenue Code (“Section 162(m)”), compensation paid to each of our “covered employees” that exceeds $1 million per taxable year is generally non-deductible. Although the compensation committee will continue to consider tax implications as one factor in determining executive compensation, the compensation committee also looks at other factors in making its decisions and retains the flexibility to provide compensation for our named executive officers in a manner consistent with the goals of our executive compensation program and the best interests of our stockholders, which may include providing for compensation that is not deductible due to the deduction limit under Section 162(m).
Compensation Risk Assessment
The compensation committee has reviewed our compensation policies and practices, in consultation with Compensia and outside counsel, to assess whether they encourage employees to take inappropriate risks. After conducting this review of compensation-related risk, the compensation committee has concluded that our compensation policies and practices are not reasonably likely to have a material adverse effect on our Company.
Compensation Committee Report*
The compensation committee has reviewed and discussed with management the “Compensation Discussion and Analysis” contained in this proxy statement. Based on this review and discussion, the compensation committee has recommended to our board of directors that the “Compensation Discussion and Analysis” be included in this proxy statement and incorporated into our Annual Report on Form 10-K for the fiscal year ended April 30, 2023.
Respectfully submitted by the members of the compensation committee of the board of directors:
Stephen M. Ward, Jr. (Chair)
Bruce Sewell
KR Sridhar

*The material in this report is not “soliciting material,” is furnished to, but not deemed “filed” with, the SEC and is not deemed to be incorporated by reference in any of our filings under the Securities Act or the Exchange Act, other than our Annual Report on Form 10-K for the fiscal year ended April 30, 2023, where it shall be deemed to be “furnished,” whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Summary Compensation Table
The following table presents all of the compensation awarded to or earned by or paid to our named executive officers during the fiscal years ended April 30, 2023, 2022, and 2021.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)	Total ($)
Thomas M. Siebel	2023	1,000,000	—	29,540,333	—	1,000,000	171,867(4)	31,712,200
Chief Executive Officer and Chairman	2022	5,524	2,000,000(3)	—	24,701,889	—	158,566(5)	26,865,979
	2021	5,646	—	—	29,791,785	—	—	29,797,431
Juho Parkkinen (6)(7)	2023	395,000	—	3,550,000	—	395,000	846(8)	4,340,846
Senior Vice President and Chief Financial Officer	2022	312,500	—	4,554,150(9)	3,442,506(9)	122,475	846(8)	8,432,477
Edward Y. Abbo	2023	550,000	—	28,827,437	—	550,000	2,682(10)	29,930,119
President and Chief Technology Officer	2022	550,000		4,581,825	26,629,090	500,000	3,432(11)	32,264,347
	2021	550,000	—	—	898,438	150,000	—	1,598,438
Houman Behzadi (12)	2023	550,000	—	28,827,437	—	550,000	990(13)	29,928,427
Executive Vice President (previously President and Chief Product Officer)	2022	500,000	—	4,581,825	26,629,090	250,000	1,650(14)	31,962,565
Richard J. Lutton Jr. (15)	2023	56,061	—	—	—	626,923(16)	16,758 (17)	699,742
Former Senior Vice President and General Counsel	2022	254,546(18)	100,000(19)	22,120,000	—	126,923(20)	1,191(17)	22,602,660
(1)The amounts disclosed represent the aggregate grant date fair value of the RSUs, PRSUs and options granted under the C3.ai, Inc. 2020 Equity Incentive Plan, computed in accordance with Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) Topic 718. The assumptions used in calculating the grant date fair value of the RSUs and options are set forth in the notes to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended April 30, 2023. The amounts do not reflect the actual economic value that may be realized by each named executive officer. The amounts included in this column for the PRSU awards are based on a Monte Carlo simulation model as outlined in Note 10 of our financial statements included in our Annual Report on Form 10-K for the fiscal year ended April 30, 2023. Under FASB ASC Topic 718, the vesting condition related to the PRSU awards is considered a market condition. For additional information regarding the specific terms of the PRSUs granted to Mr. Siebel in fiscal year 2023, see the “Grants of Plan-Based Awards Table in 2023” below.
(2)The amounts disclosed in this column include bonus payments made under our annual discretionary cash performance-based bonus program, the terms of which are summarized under “Compensation Discussion and Analysis—Executive Compensation Programs for Fiscal Year Ended April 30, 2023—Annual Discretionary Performance-Based Bonus,” as determined by our compensation committee.
(3)The amounts reported represents discretionary bonuses paid to Mr. Siebel.
(4)The amount reported represents (a) amounts paid by us for personal security services for Mr. Siebel provided based on an independent security study, in an aggregate amount of approximately $167,471, with such costs being calculated based on an allocation of total costs incurred by us attributable to personal use of such security services and (b) life insurance premiums paid by us on behalf of Mr. Siebel.
(5)The amount reported represents (a) amounts paid by us for personal security services for Mr. Siebel provided based on an independent security study, in an aggregate amount of approximately $158,561, with such costs being calculated based on an allocation of total costs incurred by us attributable to personal use of such security services and (b) life insurance premiums paid by us on behalf of Mr. Siebel.
(6)The table reflects Mr. Parkkinen’s increased base salary and additional equity awards in connection with his appointment as Senior Vice President and Chief Financial Officer in March 2022.
(7)Mr. Parkkinen was not a named executive officer in 2021.
(8)The amount reported represents life insurance premiums paid by us on behalf of Mr. Parkkinen.

(9)The amounts reported include one-time equity awards in connection with Mr. Parkkinen’s appointment as Senior Vice President and Chief Financial Officer as follows: (a) RSUs with a grant date fair value of $2,719,200 and (b) options with a grant date fair value of $1,559,121.
(10)The amount reported represents life insurance premiums paid by us on behalf of Mr. Abbo.
(11)The amount reported represents life insurance premiums paid by us on behalf of Mr. Abbo and the nominal value of a gift card.
(12)Mr. Behzadi was not a named executive officer in 2021.
(13)The amount reported represents life insurance premiums paid by us on behalf of Mr. Behzadi.
(14)The amount reported represents life insurance premiums paid by us on behalf of Mr. Behzadi and the nominal value of a gift card.
(15)Mr. Lutton was not a named executive officer in 2021.
(16)Mr. Lutton left us in June 2022 and was paid (i) an aggregate separation payment of $600,000, payable in equal bi-monthly installments on the Company’s normal payroll schedule over a 12-month period, of which $500,000 was paid in the fiscal year ended April 30, 2023, and (ii) a prorated annual bonus for his services in the fiscal year ended April 30, 2022 in the amount of $126,923, which was fully paid in the fiscal year ended April 30, 2023.
(17)The amounts reported represents life insurance premiums paid by us on behalf of Mr. Lutton.
(18)Mr. Lutton was hired as our Senior Vice President and General Counsel in September 2021. His annualized base salary as of April 30, 2022 was $400,000.
(19)Represents a one-time, sign-on bonus payment made in connection with Mr. Lutton’s employment.
(20)Mr. Lutton became entitled to receive the annual bonus shown in the table above pursuant to the terms of the separation agreement he entered into with us in connection with the termination of his employment.
Grants of Plan-Based Awards in 2023
The following table shows, for the fiscal year ended April 30, 2023, certain information regarding grants of plan-based awards to our named executive officers:

			Estimated Future Payouts Under Non- Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)(3)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(4) ($)
Name	Grant Type	Grant Date	Threshold ($)	Target ($)	Max ($)	Threshold (#)	Target (#)	Max (#)
Thomas M. Siebel	RSU	7/2/2022	—	—	—	—	—	—	850,000	—	—	16,277,500
	PRSU	12/8/2022	—	—	—	—	850,000	1,700,000	—	—	—	13,262,833
	Cash	N/A	—	1,000,000	—	—	—	—	—	—	—	—
Juho Parkkinen	RSU	6/22/2022	—	—	—	—	—	—	200,000	—	—	3,550,000
	Cash	N/A	—	395,000	—	—	—	—	—	—	—	—
Edward Y. Abbo	RSU	06/22/22	—	—	—	—	—	—	64,588	—	—	1,146,437
	RSU	06/22/22	—	—	—	—	—	—	1,200,000	—	—	21,300,000
	RSU	03/10/23	—	—	—	—	—	—	300,000	—	—	6,381,000
	Cash	N/A	—	550,000	—	—	—	—	—	—	—	—
Houman Behzadi	RSU	06/22/22	—	—	—	—	—	—	64,588	—	—	1,146,437
	RSU	06/22/22	—	—	—	—	—	—	1,200,000	—	—	21,300,000
	RSU	03/10/23	—	—	—	—	—	—	300,000	—	—	6,381,000
	Cash	N/A	—	550,000	—	—	—	—	—	—	—	—
Richard J. Lutton Jr.	—	—	—	—	—	—	—	—	—	—	—	—
(1)Represents annual cash bonus target opportunity pursuant to our annual discretionary cash performance-based bonus program, the terms of which are summarized under “Compensation Discussion and Analysis—Executive Compensation Programs for Fiscal Year Ended April 30, 2023—Annual Discretionary Performance-Based Bonus” and “Compensation Discussion and Analysis—How We Determine Executive Compensation” above and do not represent actual compensation earned by our named executive officers for the year ended April 30, 2023. For the actual amounts paid to each of the other named executive officers, see the “Summary Compensation Table” above and the applicable footnotes. The plan does not provide for threshold or maximum payout amounts.

(2)The amounts disclosed represent the threshold, target, and maximum units for PRSUs granted under the C3.ai, Inc. 2020 Equity Incentive Plan (the “2020 Plan”) with a grant date established in accordance with Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) Topic 718. Because the grant date under FASB ASC Topic 718 occurs when the performance targets are approved, the target number of PRSUs is calculated based on that portion of an award for which performance targets were set in the fiscal year ended April 30, 2023. For additional information regarding the specific terms of the PRSUs granted in the fiscal year ended April 30, 2023, see the sections titled “Compensation Discussion and Analysis—Executive Compensation Programs for Fiscal Year Ended April 30, 2023—Equity Awards” above.
(3)Shares reported represent awards of RSUs, PRSUs and options granted pursuant to our 2020 Plan. Each award is subject to service-based vesting criteria described in the footnotes to the table below titled “Outstanding Equity Awards as of April 30, 2023,” except as otherwise indicated in the footnotes to this table.
(4)The amounts disclosed represent the aggregate grant date fair value of the RSUs, PRSUs and options granted under the 2020 Plan, computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the RSUs, PRSUs and options are set forth in the notes to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended April 30, 2023. The amounts included in this column for the PRSU awards are calculated on a Monte Carlo simulation model as outlined in Note 10 of our financial statements included in our Annual Report on Form 10-K for the fiscal year ended April 30, 2023. Under FASB ASC Topic 718, the vesting condition related to the PRSU awards is considered a market condition. This amount does not reflect the actual economic value that may be realized by each named executive officer.
Outstanding Equity Awards as of April 30, 2023
The following table presents the outstanding equity incentive plan awards held by each named executive officer as of April 30, 2023.

	Option Awards (1)					Stock Awards (1)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price (2)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares of Units of Stock that have not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights that have not Vested ($)(3)
Thomas M. Siebel	11/30/2016 (4)(5)	1,336,066	—	$1.86	11/29/2026	—	—	—	—
	11/8/2017 (4)(5)	3,000,000	—	$2.04	11/7/2027	—	—	—	—
	11/28/2018 (4)(5)	3,000,000	—	$3.90	11/27/2028	—	—	—	—
	10/19/2019 (4)(5)	5,438,182	—	$4.68	10/18/2029	—	—	—	—
	8/27/2020 (4)(5)	6,166,667	—	$11.16	8/26/2030	—	—	—	—
	7/16/2021(6)	314,398	340,602	$63.30(7)	7/15/2031	—	—	—	—
	7/16/2021(6)	265,918	288,082	$50.64	7/15/2031	—	—	—	—
	7/2/2022(8)	—	—	—	—	690,625	12,306,938	—	—
	12/8/2022	—	—	—	—	—	—	8,500,000(9)	15,147,000
Juho Parkkinen	9/3/2021(10)	16,666	33,334	$50.61	9/2/2031	—	—	—	—
	12/23/2021(11)	13,333	36,667	$34.25	12/22/2031	—	—	—	—
	3/4/2022(12)	36,831	133,169	$20.05	3/3/2032	—	—	—	—
	3/19/2021(13)	—	—	—	—	15,000	267,300	—	—
	6/23/2021(13)	—	—	—	—	9,750	173,745	—	—
	3/2/2022(14)	—	—	—	—	90,000	1,603,800	—	—
	6/22/2022(15)	—	—	—	—	200,000	3,564,000	—	—
Edward Y. Abbo	1/21/2014 (16)(5)	179,191	—	$1.56	1/20/2024	—	—	—	—
	7/13/2016 (16)(5)	107,143	—	$1.68	7/12/2026	—	—	—	—
	11/30/2016 (16)(5)	250,000	—	$1.86	11/29/2026	—	—	—	—
	5/23/2018 (17)(5)	47,874	—	$2.82	5/22/2028	—	—	—	—
	6/13/2019 (17)(5)	144,738	—	$4.56	6/12/2029	—	—	—	—

	7/6/2020 (17)(5)	144,738	—	$4.56	7/5/2030	—	—	—	—
	6/23/2021(17)	146,664	253,336	$61.65	6/22/2031	—	—	—	—
	9/3/2021(10)	166,664	333,336	$50.61	9/2/2031	—	—	—	—
	12/23/2021(18)	79,999	220,001	$34.25	12/22/2031	—	—	—	—
	6/22/2022(19)	—	—	—	—	40,368	719,358	—	—
	6/22/2022(20)	—	—	—	—	975,000	17,374,500	—	—
	3/10/2023(21)	—	—	—	—	300,000	5,346,000	—	—
Houman Behzadi	7/13/2016(16)(5)	85,673	—	$1.68	7/12/2026	—	—	—	—
	11/30/2016(16)(5)	63,807	—	$1.86	11/29/2026	—	—	—	—
	6/8/2017(17)(5)	218,781	—	$1.86	6/7/2027	—	—	—	—
	5/23/2018(17)(5)	41,667	—	$2.82	5/22/2028	—	—	—	—
	6/13/2019(17)(5)	125,001	—	$4.56	6/12/2029	—	—	—	—
	7/6/2020(17)(5)	166,667	—	$4.56	7/5/2030	—	—	—	—
	6/23/2021(17)	146,664	253,336	$61.65	6/22/2031	—	—	—	—
	9/3/2021(10)	166,664	333,336	$50.61	9/2/2031	—	—	—	—
	12/23/2021(18)	79,999	220,001	$34.25	12/22/2031	—	—	—	—
	6/22/2022(19)	—	—	—	—	40,368	719,358	—	—
	6/22/2022(20)	—	—	—	—	975,000	17,374,500	—	—
	3/10/2023(21)	—	—	—	—	300,000	5,346,000	—	—
Richard J. Lutton Jr.(22)	—	—	—	—	—	—	—	—	—
(1)All equity awards listed in this table were granted under the C3.ai, Inc. 2012 Equity Incentive Plan (the “2012 Plan”) or the C3.ai, Inc. 2020 Equity Incentive Plan (the “2020 Plan”), as applicable.
(2)Except as otherwise noted, all options were granted with a per share exercise price equal to the fair market value of one share of our Class A common stock on the grant date, as determined in good faith by our board of directors or compensation committee, as applicable.
(3)Market value is calculated based on the closing price of our Class A common stock on April 28, 2023, which was $17.82, as reported on NYSE.
(4)The shares subject to this option vest in equal quarterly installments over five years, subject to Mr. Siebel’s continuous service as our Chief Executive Officer or Executive Chairman as of each vesting date. The stock option is subject to acceleration upon certain events as described in the section titled “Potential Payments upon Termination or Change in Control.”
(5)All options may be early exercised prior to vesting.
(6)Three percent of the shares subject to the stock option vest monthly for 12 months following July 16, 2021 and the remainder of the unvested shares subject to the stock option vest and become exercisable in equal monthly installments over the 48 month period thereafter, subject to Mr. Siebel’s continuous service through each vesting date. The stock option is subject to acceleration upon certain events as described in the section titled “Potential Payments upon Termination or Change in Control.”
(7)The shares subject to this option were granted with a per share exercise price equal to 125% of the fair market value of one share of our Class A common stock on the grant date, as determined in good faith by our board of directors or compensation committee, as applicable
(8)1/16th of the total number of shares underlying this RSU vest on each quarterly anniversary of May 1, 2022, subject to the holder’s continuous service with us as of each applicable vesting date. The RSU is subject to acceleration upon certain events as described in the section titled “Potential Payments upon Termination or Change in Control.”
(9)Represents the PRSUs granted in the fiscal year ended April 30, 2023, as described in the specific terms of the PRSUs in the section titled “Compensation Discussion and Analysis—Executive Compensation Programs for Fiscal Year Ended April 30, 2023—Equity Awards—Annual Equity Awards” above. The shares of Class A common stock underlying the PRSUs reflected in this column are assuming performance conditions will be achieved at target as described in the section referenced above. The PRSUs are subject to acceleration upon certain events as described in the section titled “Potential Payments upon Termination or Change in Control.”
(10)Twenty percent of the shares subject to this option vested on August 15, 2022, and the remaining 80% of the shares subject to this option vest in equal monthly installments over the four years thereafter, subject to the option holder's continuous service with us as of each vesting date. The stock option is subject to acceleration upon certain events as described in the section titled “Potential Payments upon Termination or Change in Control.”
(11)Twenty percent of the shares subject to this option vested on December 15, 2022, and the remaining 80% of the shares subject to this option vest in equal monthly installments over the four years thereafter, subject to the option holder's continuous service with us as of each vesting date. The stock option is subject to acceleration upon certain events as described in the section titled “Potential Payments upon Termination or Change in Control.”
(12)The shares subject to this option vest in equal monthly installments over five years beginning on March 1, 2022, subject to option holder’s continuous service with us as of each vesting date. The stock option is subject to acceleration upon certain events as described in the section titled “Potential Payments upon Termination or Change in Control.”

(13)Twenty percent of the shares underlying this RSU vest on the one-year anniversary of the grant date, and the remaining 80% of the shares underlying this RSU vest in equal quarterly installments over the following four years, subject to the holder’s continuous service with us as of each vesting date. The RSU is subject to acceleration upon certain events as described in the section titled “Potential Payments upon Termination or Change in Control.”
(14)Five percent of the shares underlying this RSU vest in equal quarterly installments over the following five years, subject to the holder’s continuous service with us as of each vesting date. The RSU is subject to acceleration upon certain events as described in the section titled “Potential Payments upon Termination or Change in Control.”
(15)Twenty percent of the shares underlying this RSU vested on June 15, 2023, and the remaining 80% of the shares underlying this RSU vest in equal quarterly installments over the following four years, subject to the holder’s continuous service with us as of each vesting date. The RSU is subject to acceleration upon certain events as described in the section titled “Potential Payments upon Termination or Change in Control.”
(16)Fully vested.
(17)Twenty percent of the shares subject to this option vest on the one-year anniversary of the grant date, and the remaining 80% of the shares subject to this option vest in equal monthly installments over the four years thereafter, subject to the option holder's continuous service with us as of each vesting date.
(18)Twenty percent of the shares subject to this option vested on December 15, 2022, and the remaining 80% of the shares subject to this option vest in equal monthly installments over the four years thereafter, subject to the option holder's continuous service with us as of each vesting date.

(19)Twelve and a half percent of the shares underlying this RSU vested on September 15, 2022 and 12.5% of the shares underlying this RSU shall vest in equal quarterly installments thereafter, subject to the holder’s continuous service with us as of each vesting date.
(20)Six and a half percent of the shares underlying this RSU vested on September 15, 2022 and 6.5% of the shares underlying this RSU shall vest in equal quarterly installments thereafter, subject to the holder’s continuous service with us as of each vesting date.
(21)Six and a half percent of the shares underlying this RSU shall vest in a series of equal quarterly installments on the last day of each fiscal quarter following May 1, 2025, subject to the holder’s continuous service with us as of each vesting date.
(22)Mr. Lutton’s employment with us ended in June 2022 and he had no outstanding equity awards as of April 30, 2023.

Option Exercises and Stock Vested
The following table shows for the fiscal year ended April 30, 2023, certain information regarding option exercises and stock vested during the last fiscal year with respect to our named executive officers:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Thomas M. Siebel	—	—	159,375	2,832,094
Juho Parkkinen	—	—	47,584	826,903
Edward Y. Abbo	—	—	349,720	5,479,951
Houman Behzadi	—	—	349,720	5,479,951
Richard J. Lutton Jr.	—	—	100,000	1,957,000
(1)The value realized on exercise is based on the difference between the closing price of our Class A common stock on the date of exercise and the applicable exercise price of those options, and does not represent actual amounts received by our named executive officers as a result of the option exercises.
(2)The value realized on vesting is determined by multiplying the number of vested RSUs by the closing price of our Class A common stock on the vesting date. The value realized on vesting does not reflect the actual value received by each named executive officer because a portion of the shares reflected in the table above were withheld by us to satisfy the named executive officer’s tax withholding obligations.
Potential Payments upon Termination or Change in Control
Certain of our named executive officers serving as of the end of the fiscal year ended April 30, 2023 hold equity awards that provide for vesting acceleration benefits or are entitled to severance benefits in the event of involuntary termination of employment without cause or a change in control. The following table presents information concerning estimated payments and benefits that would be provided to such named executive officers upon a termination or a change in control. The payments and benefits set forth below are estimated assuming that the termination or change in control event occurred on the last business day of our fiscal year ended April 30, 2023 using the closing market price of our Class A common stock on that date. Actual payments and benefits could be different if such events were to occur on any other date or at any other price or if any other assumptions are used to estimate potential payments and benefits.

Name	Equity Acceleration: Termination in Connection with a Change in Control (1)($)	Equity Acceleration: Termination of Employment Without Cause (1)($)	Cash Severance: Termination of Employment Without Cause ($)
Thomas M. Siebel	90,837,221(2)(3)	—	—
Juho Parkkinen	5,608,845(4)	—	—
Edward Y. Abbo	—(5)(6)	—	—
Houman Behzadi	—(5)(6)	—	—
(1)The value of stock option and RSU award vesting acceleration is based on the closing price of $17.82 per share of our Class A common stock as of April 28, 2023 (the last business day of the fiscal year ended April 30, 2023), minus, in the case of stock options, the exercise price of the unvested stock options subject to acceleration.
(2)If a Change in Control (as defined in the 2012 Plan) occurs while Mr. Siebel is serving as either our Chief Executive Officer or Executive Chairman of our board of directors, 100% of the unvested shares subject to stock options granted to Mr. Siebel on November 30, 2016, November 18, 2017, November 28, 2018, October 18, 2019, and August 27, 2020 will immediately vest and become exercisable. In addition, if a Change in Control (as defined in the 2020 Plan) occurs while Mr. Siebel is serving as either our Chief Executive Officer or Executive Chairman of our board of directors and his service is terminated without Cause (as defined in the 2020 Plan) by us or as a result of a Constructive Termination (as defined in the applicable award agreement) in each case, in connection with or following the Change in Control, then (i) 100% of the unvested shares subject to stock options granted to Mr. Siebel on July 16, 2021 will immediately vest and become exercisable and (ii) 100% of the RSUs granted to Mr. Siebel on July 2, 2022 will immediately vest.

(3)In addition, in connection with the PRSUs granted to Mr. Siebel as described in the section titled “Compensation Discussion and Analysis—Executive Compensation Programs for Fiscal Year Ended April 30, 2023—Equity Awards—Annual Equity Awards” above, if a Change in Control (as defined in the 2020 Plan) occurs while Mr. Siebel is serving as either our Chief Executive Officer or Executive Chairman of our board of directors and his service is terminated without Cause (as defined in the 2020 Plan) by us or as a result of a Constructive Termination (as defined in the applicable award agreement) in each case, in connection with or following the Change in Control, then the applicable stock price hurdle for such PRSU will be deemed achieved if the per share price paid to the Company’s stockholders in such Change in Control is equal to or higher than the applicable stock price hurdle.
(4)If a Change in Control (as defined in the applicable award agreement) occurs while Mr. Parkkinen is serving as our Senior Vice President and Chief Financial Officer and his employment is terminated by us without Cause (as defined in the applicable award agreement) or he is not offered an equivalent position with us or our successor entity, (a) 100% of the unvested shares subject to all stock options held by Mr. Parkkinen will immediately vest and become exercisable, and (b) 100% of the unvested portion of all RSU awards held by Mr. Parkkinen will vest 12 months following the Change in Control or upon his earlier termination of employment.
(5)If a Change in Control (as defined in the Plan) occurs and the named executive officer’s continuous service in his position prior to the Change in Control is terminated or the named executive officer has a Constructive Termination (as defined in the applicable award agreement), 100% of the unvested shares subject to the stock option granted to such named executive officer in September 2021 will immediately vest and become exercisable.
(6)The stock option granted to such named executive officer in September 2021 was underwater as of April 28, 2023 (the last business day of the fiscal year ended April 30, 2023) and does not have intrinsic value.

In addition, during the fiscal year ended April 30, 2023, certain of our named executive officers left their positions with us. The following table presents information concerning the payments and benefits that were provided to each such named executive officer. The payments and benefits set forth below reflect actual payments and benefits provided to such named executive officers.

Name	Equity Acceleration: Termination of Employment Without Cause (1)($)	Cash Severance: Termination of Employment Without Cause ($)
Chip Lutton (2)(3)	1,782,000	626,923
(1)    The value of RSU award vesting acceleration is based on the closing price of $17.82 per share of our Class A common stock as of April 28, 2023 (the last business day of the fiscal year ended April 30, 2023).
(2)Mr. Lutton left us in June 2022. Pursuant to the terms of the separation agreement entered into in June 2022, and in exchange for timely signing the separation agreement, which included a general release of claims in our favor, Mr. Lutton was entitled to (i) an aggregate separation payment of $600,000, payable in equal bi-monthly installments over 12 months on the Company’s normal payroll schedule, of which $500,000 was paid in the fiscal year ended April 30, 2023 (ii) retain the entire amount of his $100,000 sign-on bonus, which was subject to a right of repayment in our favor, (iii) receive a prorated annual bonus for his services in the fiscal year ended April 30, 2022 in the amount of $126,923, and (iv) the equity acceleration benefit described in footnote 3 below.
(3)Pursuant to the terms of his offer letter, if Mr. Lutton was terminated without Cause (as defined in his offer letter) within the first year of his employment: (i) he was entitled to a cash severance payment equivalent to twelve months of his base salary and annual bonus subject to federal and state taxation and (ii) 20% of the RSU awards held by Mr. Lutton would immediately vest. Such severance benefits were contingent upon Mr. Lutton executing a separation agreement in form and substance mutually acceptable to us and Mr. Lutton (or our successor entity), including at a minimum, a general release of claims in our favor.

PAY VERSUS PERFORMANCE
Pay Versus Performance
As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation that the SEC deems to have been actually paid to our principal executive officer (“PEO”) and other named executive officers (“NEOs”) and certain indicators of our financial performance. Please note that Item 402(v) requires the amounts included in the “compensation actually paid” columns of the table below to be calculated according to a particular formula that treats the increase or decrease in the value of outstanding equity awards as amounts “actually paid” to the NEO, regardless of whether the NEO realized any gain from such fluctuation in equity value. For further information concerning the Company’s pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to “Executive Compensation – Compensation Discussion and Analysis.”

Year	Summary Compensation Table Total for PEO[1]	Compensation Actually Paid to PEO[2]	Average Summary Compensation Table Total for Non-PEO NEOs[3]	Average Compensation Actually Paid to Non-PEO NEOs[4]	Value of Initial Fixed $100 Investment Based On:		Net Income (millions)[7]	Revenue (millions)[8]
					Total Shareholder Return[5]	Peer Group Total Shareholder Return[6]
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2023	$31,712,200	$49,955,502	$16,224,783	$14,368,424	$19.27	$123.97	$(268.8)	$266.8
2022	$26,865,979	$(488,891,227)	$17,608,679	$(8,285,912)	$18.37	$114.70	$(192.1)	$252.8
2021	$29,797,431	$839,062,199	$5,356,345	$43,728,783	$71.64	$112.57	$(55.7)	$183.2
1 The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. Siebel (our Chief Executive Officer since 2011) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to the section entitled “Executive Compensation – Summary Compensation Table.”
2 The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. Siebel, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Siebel during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Siebel’s total compensation for each year to determine the compensation actually paid (adjustments for pension benefits are not covered, as the Company does not have any defined benefit or actuarial pension plans):

Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards(a)	Equity Award Adjustments(b)	Compensation Actually Paid to PEO
2023	$31,712,200	$(29,540,333)	$47,783,635	$49,955,502
2022	$26,865,979	$(24,701,889)	$(491,055,317)	$(488,891,227)
2021	$29,797,431	$(29,791,785)	$839,056,553	$839,062,199
(a)    The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.
(b)    The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; and (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, the amount equal to the fair value at the end of the prior fiscal year. Adjustments for dividend payments are not covered, as the Company does not pay dividends on equity awards. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Equity Awards	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Total Equity Award Adjustments
2023	$36,582,938	$5,360,813	$2,832,094	$3,007,791	$—	$47,783,635
2022	$2,321,554	$(406,419,968)	$3,664,525	$(90,621,428)	$—	$(491,055,317)
2021	$312,557,351	$392,742,431	$34,395,964	$99,360,807	$—	$839,056,553
3 The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s NEOs as a group (excluding Mr. Siebel, who has served as our Chief Executive Officer since 2011) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding Mr. Siebel) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2023, Edward Abbo, Juho Parkkinen, Houman Behzadi and Richard Lutton; (ii) for 2022, David Barter, Edward Abbo, Juho Parkkinen, Houman Behzadi, Richard Lutton and Adeel Manzoor; and (iii) for 2021, David Barter and Edward Abbo.
4 The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding Mr. Siebel), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding Mr. Siebel) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group (excluding Mr. Siebel) for each year to determine the compensation actually paid, using the same methodology described above in Note 2 (adjustments for pension benefits are not covered, as the Company does not have any defined benefit or actuarial pension plans):

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustments(a)	Average Compensation Actually Paid to Non-PEO NEOs
2023	$16,224,783	$(15,301,219)	$13,444,859	$14,368,424
2022	$17,608,679	$(17,052,861)	$(8,841,730)	$(8,285,912)
2021	$5,356,345	$(4,786,313)	$43,158,751	$43,728,783
(a)    The amounts deducted or added in calculating the total average equity award adjustments are as follows (adjustments for dividend payments are not covered, as the Company does not pay dividends on equity awards):

Year	Average Year End Fair Value of Equity Awards	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Total Average Equity Award Adjustments
2023	$12,610,929	$420,007	$1,996,250	$116,673	$(1,699,000)	$13,444,859
2022	$4,025,654	$(3,096,374)	$42,067	$(2,082,512)	$(7,730,565)	$(8,841,730)
2021	$35,417,084	$4,953,402	$—	$2,788,265	$—	$43,158,751
5 Represents the total stockholder return (“TSR”) of a $100 investment in our stock as of December 9, 2020, the date that our Class A common stock began trading on the NYSE, valued again on each of April 30, 2021, 2022, and 2023. Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period. The initial public offering price of our Class A common stock was $42.00 per share (the disclosure of the Company’s initial public offering price in this footnote is supplemental disclosure that is not required by Item 402(v) of Regulation S-K).
6 Represents the TSR of the S&P 500 Information Technology Index based on a $100 investment in our Class A common stock as of December 9, 2020, valued again on each of April 30, 2021, 2022, and 2023.
7 The dollar amounts reported represent the amount of net income (loss) reflected in the Company’s audited financial statements for the applicable year.
8    Reflects “revenue” for each fiscal year as set forth in our Consolidated Statements of Operations included in our Annual Report on Form 10-K for each of the fiscal years.

Financial Performance Measures
As described in greater detail in “Executive Compensation – Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a pay-for-performance philosophy. The metrics that the Company uses for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our shareholders. The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:
•Net income
•Revenue
•Stock Price
•TSR
Analysis of the Information Presented in the Pay versus Performance Table
As described in more detail in the section “Executive Compensation – Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.
Compensation Actually Paid and Cumulative TSR
The chart below shows the relationship between the compensation actually paid to Mr. Siebel and the average compensation actually paid to our other NEOs, on the one hand, to our cumulative TSR measured over the period commencing on December 9, 2020 (which is the date our Class A common stock commenced trading on the NYSE) and ending on April 30, 2023 (which is the last day of our last completed fiscal year), on the other.

C3.ai & Peer TSR vs. Compensation Actually Paid
$1,000
$800
$600
$400
$200
$0
($200)
($400)
($600)
Compensation Actually Paid ($M)
$140
$120
$100
$80
$60
$40
$20
$0
Value of $100 Investment From 12/9/2020
$839.06
$43.73
($488.89)
($8.29)
$49.96
$14.37
$112.57
$114.70
$123.97
$71.64
$18.37
$19.27
The graph assumes $100 was invested at a closing stock price of $92.49 on December 9, 2020, which was our initial trading date, of our Class A common stock. The initial public offering price of our Class A common stock was $42.00 per share.
4/30/2021
4/30/2022
4/30/2023
PEO CAP ($M)
Average NEO CAP ($M)
AI
S&P 500 Information Technology (Sector)

Compensation Actually Paid and Net Income (Loss)
The following graph shows the relationship between the compensation actually paid to Mr. Siebel and the average compensation actually paid to our other NEOs, on the one hand, to our annual net income (loss) for each of the periods presented in the Pay Versus Performance table.

C3.ai Net Income vs. Compensation Actually Paid
$1,000
$800
$600
$400
$200
$0
($200)
($400)
($600)
Compensation Actually Paid ($M)
$0
($50)
($100)
($150)
($200)
($250)
($300)
Value of Net Income
$839.06
($55.70)
$43.73
($8.29)
($192.07)
($488.89)
$49.96
$14.37
($268.84)
4/30/2021
4/30/2022
4/30/2023
PEO CAP ($M)
Average NEO CAP ($M)
Net Income

Compensation Actually Paid and Revenue
The following graph shows the relationship between the compensation actually paid to Mr. Siebel and the average compensation actually paid to our other NEOs, on the one hand, to our annual revenue for each of the periods presented in the Pay Versus Performance table.

Cumulative TSR of the Company and Cumulative TSR of the Peer Group
The chart below shows the relationship between our cumulative TSR for the period commencing on December 9, 2020 (which is the date our Class A common stock commenced trading on the NYSE) and ending on April 30, 2023 (which is the last day of our last completed fiscal year) to the cumulative TSR of the companies comprising the S&P 500 Information Technology Index for the same period.
All of the information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

PAY RATIO
As required by Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our median employee and the annual total compensation of our Chairman and Chief Executive Officer, Thomas M. Siebel:
For our fiscal year ended April 30, 2023:
•The median of the annual total compensation of our employees (other than our Chief Executive Officer) was $194,200;
•The annual total compensation of our Chief Executive Officer, as reported in the Summary Compensation Table included in this proxy statement, was $31,712,200; and
•The ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of our employees was 163 to 1. This ratio is a reasonable estimate calculated in a manner consistent with SEC rules.
We identified the employee with compensation at the median of the annual total compensation of all our employees using the following methodology:
In determining our median employee in our fiscal year ended April 30, 2023, we considered the individuals, excluding our Chief Executive Officer, who were employed by us on April 30, 2023, whether employed on a full-time, part-time, seasonal or temporary basis. Thus, our employee population used to determine our median employee consisted of approximately 918 individuals.
To identify our median employee, we chose to use the actual base salary paid and actual bonus paid during the fiscal year ending April 30, 2023.
For employees paid other than in U.S. dollars, we converted their compensation to U.S. dollars using a 12-month average of monthly exchange rates during the 2023 fiscal year. We did not make any cost-of-living adjustments.
Once we determined our median employee, we then calculated the fiscal year ended April 30, 2023 total compensation for this individual using the same methodology we use to calculate the amount reported for our Chief Executive Officer in the “Total” column of the 2023 Summary Compensation Table as set forth in this proxy statement.
Because SEC rules for identifying the median of the annual total compensation of all employees allow companies to adopt a variety of methodologies, apply certain exclusions, and make reasonable estimates and assumptions that reflect their employee population and compensation practices, the pay ratio reported by other companies may not be comparable to our pay ratio, as other companies have different employee populations and compensation practices and may have used different methodologies, exclusions, estimates and assumptions in calculating their pay ratios. As explained by the SEC when it adopted these rules, the rule was not designed to facilitate comparisons of pay ratios among different companies, even companies within the same industry, but rather to allow stockholders to better understand and assess each particular company’s compensation practices.

EQUITY COMPENSATION PLAN INFORMATION
The following table summarizes our equity compensation plan information as of April 30, 2023. Information is included for equity compensation plans approved by our stockholders. We do not have any equity compensation plans not approved by our stockholders:

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(2)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity plans approved by stockholders(4)	34,695,624	$12.75	11,515,382 (3)
Equity plans not approved by stockholders	—	—	—
(1)Includes the 2012 Plan and the 2020 Plan, but does not include future rights to purchase Class A common stock under our 2020 ESPP, which depend on a number of factors described in our 2020 ESPP and will not be determined until the end of the applicable purchase period.
(2)The weighted-average exercise price excludes any outstanding RSUs, which have no exercise price.
(3)Includes the 2020 Plan and 2020 ESPP. Options, RSUs, or other stock awards granted under the 2012 Plan that are forfeited, terminated, expired, or repurchased become available for issuance under the 2020 Plan.
(4)The 2020 Plan provides that the total number of shares of our Class A common stock reserved for issuance thereunder will automatically increase on May 1st of each fiscal year for a period of up to ten years commencing on May 1, 2021 and ending on (and including) May 1, 2030, in an amount equal to 5% of the total number of shares of Class A and Class B common stock outstanding on April 30th of the preceding fiscal year, or such lesser number of shares as determined by our board of directors prior to May 1st of a given fiscal year. In addition, the 2020 ESPP provides that the total number of shares of our Class A common stock reserved for issuance thereunder will automatically increase on May 1st of each fiscal year for a period of up to ten years commencing on May 1, 2021 and ending on (and including) May 1, 2030, in an amount equal to the least of:
•1% of the total number of shares of common stock outstanding on April 30th of the preceding fiscal year;
•4,500,000 shares of Class A common stock; and
•such lesser number of shares of Class A common stock as determined by our board of directors prior to May 1 of a given fiscal year. Accordingly, on May 1, 2023, the number of shares of Class A common stock available for issuance under the 2020 Plan and the 2020 ESPP increased by 5,697,128 shares and 1,139,425 shares, respectively, pursuant to these provisions. These increases are not reflected in the table above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the ownership of our common stock as of August 8, 2023 by:
•each named executive officer;
•each of our directors;
•our directors and executive officers as a group; and
•each person known by us to own beneficially more than 5% of our Class A or Class B common stock.
We have determined beneficial ownership in accordance with SEC rules and regulations, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares that they beneficially own, subject to community property laws.
We have based percentage ownership on 114,460,704 shares of Class A common stock and 3,499,992 shares of Class B common stock outstanding as of August 8, 2023. In computing the number of shares beneficially owned by a person and the percentage ownership of such person, we deemed to be outstanding all shares subject to options held by the person that are currently exercisable or would be exercisable within 60 days of August 8, 2023 and any shares convertible by such person. However, except as described above, we did not deem such shares outstanding for the purpose of computing the percentage ownership of any other person.
Unless otherwise indicated, the address for each beneficial owner listed in the table below is c/o C3.ai, Inc., 1400 Seaport Blvd, Redwood City, California 94063.

Name	Class A Common Stock		Class B Common Stock		% of Total Voting Power(1)
	Shares	%	Shares	%
5% Stockholders
Thomas M. Siebel(2)(3)	29,578,711	21.6	3,072,820	87.8	55.5
Entities affiliated with Vanguard Group(4)	9,138,390	8.0	—	—	3.2

Directors and Named Executive Officers
Thomas M. Siebel(2)	29,069,495	21.3	2,572,820	73.5	46.8
Shares subject to voting proxy(3)	509,216	*	500,000	14.3	8.6
Total	29,578,711	21.6	3,072,820	87.8	55.5
Edward Y. Abbo(5)	1,770,338	1.5	—	—	*
Houman Behzadi(6)	721,731	*	—	—	*
Lisa A. Davis(7)	115,522	*	—	—	*
Richard C. Levin(8)	465,968	*	—	—	*
Richard J. Lutton Jr.(9)	—	—	—	—	—
Michael G. McCaffery(10)	1,269,349	1.1	—	—	*
Juho Parkkinen(11)	148,534	*	—	—	*
Condoleezza Rice(12)	593,780	*	—	—	*
Bruce Sewell(13)	670,223	*	—	—	*
Jim H. Snabe(14)	688,849	*	—	—	*
KR Sridhar(15)	60,202	*	—	—	*
Stephen M. Ward, Jr.(16)	946,780	*	—	—	*
All directors and executive officers (13 persons)	37,029,987	26.2%	3,072,820	87.8%	56.5%
* Less than 1%.
(1)Represents the voting power with respect to all shares of our Class A common stock and Class B common stock, voting together as a single class. Each share of Class A common stock will be entitled to one vote per share, and each share of Class B common stock will be entitled to 50 votes per share. The Class A common stock and Class B common stock will vote together on all matters (including the election of directors) submitted to a vote of stockholders, except under limited circumstances.
(2)Consists of (a) 9,216 shares of Class A common stock held by First Virtual Holdings, LLC, (b) 1,756,390 shares of Class A common stock held by Thomas M. Siebel, (c) 170,294 shares of Class A common stock held by Siebel Asset Management, L.P., (d) 72,695 shares of Class A common stock held by Siebel Asset Management III, L.P., (e) 1,237,115 shares of Class A common stock held by The Siebel 2011 Irrevocable Children’s Trust, (f) 3,649,137 shares of Class A common stock held by The Siebel Living Trust u/a/d 7/27/1993, (g) 19,601,828 shares of Class A common stock subject to options exercisable within 60 days of August 8, 2023 of which 15,167,286 were vested as of August 8, 2023, (h) 500,000 shares of Class B common stock held by First Virtual Holdings, LLC and (i) 2,072,820 shares of Class B common stock held by The Siebel Living Trust u/a/d 7/27/1993.
(3)Consists of 9,216 shares of Class A common stock and 500,000 shares of Class B common stock over which Mr. Siebel holds an irrevocable proxy pursuant to a voting agreement between Mr. Siebel and Patricia A. House. We do not believe that the parties to these voting agreements constitute a “group” under Section 13 of the Exchange Act as Mr. Siebel exercises voting control over these shares.
(4)Based upon the information provided by The Vanguard Group - 23-1945930, or Vanguard, in a Schedule 13G filed on February 9, 2023, and reporting ownership as of December 31, 2022. The principal business address of Vanguard is 100 Vanguard Blvd., Malvern, PA 19355. Vanguard has sole voting power over zero shares of Class A common stock, shared voting power over 55,053 shares of Class A common stock, sole dispositive power over 9,010,164 shares of Class A common stock and shared dispositive power over 128,226 shares of common stock.
(5)Consists of (a) 650,777 shares of Class A common stock held by Mr. Abbo, (b) 149,577 shares of Class A common stock held by the Abbo 2012 Children’s Trust FBO Casey Cecile Abbo, (c) 149,578 shares of Class A common stock held by the Abbo 2012 Children’s Trust FBO Dana Lauren Abbo, (d) 149,578 shares of Class A common stock held by the Abbo 2012 Children’s Trust FBO Layla Grace Abbo, (e) 587,755 shares of Class A common stock subject to options exercisable within 60 days of August 8, 2023, 498,879 of which were vested as of such date and (f) 83,073 shares of Class A common stock issuable upon vesting within 60 days of August 8, 2023 of RSUs granted to Mr. Abbo.

(6)Consists of (a) 142,604 shares of Class A common stock held by Mr. Behzadi, (b) 544,272 shares of Class A common stock subject to options exercisable within 60 days of August 8, 2023, 461,071 of which were vested as of such date and (c) 34,855 shares of Class A common stock issuable upon vesting within 60 days of August 8, 2023 of RSUs granted to Mr. Behzadi.
(7)Consists of (a) 3,891 shares of Class A common stock held by Ms. Davis and (b)110,333 shares of Class A common stock subject to options exercisable within 60 days of August 8, 2023, 25,546 of which were vested as of such date and (b) 1,298 shares of Class A common stock issuable upon vesting within 60 days of August 8, 2023 of RSUs granted to Ms. Davis.
(8)Consists of (a) 161,664 shares of Class A common stock held by Dr. Levin, 3,516 of which were subject to a right of repurchase by us as of August 8, 2023, and (b) 304,304 shares of Class A common stock subject to options exercisable within 60 days of August 8, 2023, 176,035 of which were vested as of such date.
(9)Mr. Lutton’s employment with us ended in June 2022 and did not beneficially own any shares as of April 30, 2023.
(10)Consists of (a) 321,699 shares of Class A common stock held by Mr. McCaffery, 55,421 of which were subject to a right of repurchase by us as of August 8, 2023, (b) 665,929 shares of Class A common stock held by the McCaffery Family Trust as amended 12/18/00, and (c) 281,721 shares of Class A common stock subject to options exercisable within 60 days of August 8, 2023, 137,081 of which were vested as of such date.
(11)Consists of (a) 44,372 shares of Class A common stock held by Mr. Parkkinen, (b) 92,162 shares of Class A common stock subject to options exercisable within 60 days of August 8, 2023, all of which were vested as of such date and (c) 12,000 shares of Class A common stock issuable upon vesting within 60 days of August 8, 2023 of RSUs granted to Mr. Parkkinen.
(12)Consists of (a) 74,387 shares of Class A common stock held by Dr. Rice, (b) 587 shares of Class A common stock held by the Condoleezza Rice Trust U/A/D 11/24/99 and (c) 518,806 shares of Class A common stock subject to options exercisable within 60 days of August 8, 2023, 383,505 of which were vested as of such date.
(13)Consists of 670,223 shares of Class A common stock subject to options exercisable within 60 days of August 8, 2023, 438,485 of which were vested as of such date.
(14)Consists of (a) 10,000 shares of Class A common stock held by Mr. Snabe, (b) 28,000 shares of Class A common stock held by BJHS Invest ApS, of which Mr. Snabe is the sole member, and (c) 650,849 shares of Class A common stock subject to options exercisable within 60 days of August 8, 2023, 351,759 of which were vested as of such date.
(15)Consists of 60,202 shares of Class A common stock subject to options exercisable within 60 days of August 8, 2023, 3,010 of which were vested as of such date.
(16)Consists of (a) 546,495 shares of Class A common stock held by Mr. Ward and (b) 400,285 shares of Class A common stock subject to options exercisable within 60 days of August 8, 2023, 227,296 of which were vested as of such date.

CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH RELATED PERSONS
The following is a summary of transactions since May 1, 2022, to which we have been a participant in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, executive officers, or holders of more than five percent of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.
Transactions with Baker Hughes
In June 2019, we entered into multiple agreements with the Baker Hughes Company, or Baker Hughes, a holder of more than five percent of our capital stock during the fiscal year ended April 30, 2023, under which Baker Hughes received a three-year subscription to our software, as well as the exclusive right to resell our offerings worldwide in the oil and gas market and non-exclusively in other markets. These agreements were revised in June 2020 to extend the term to five years and modify the subscription fees due. Under the revised agreements, Baker Hughes has made minimum, non-cancellable revenue commitments, which are inclusive of their direct subscription fees and third party revenue generated through a joint marketing arrangement with Baker Hughes, in the amount of $46.7 million in fiscal year 2020, $53.3 million in the fiscal year ending April 30, 2021, $75.0 million in the fiscal year ending April 30, 2022, $125.0 million in the fiscal year ending April 30, 2023, and $150.0 million in the fiscal year ending April 30, 2024. The Company also agreed to pay Baker Hughes a sales commission on subscriptions and services offerings it resold in excess of these minimum revenue commitments.
We and Baker Hughes revised the agreements in October 2021 to extend the term by an additional year, for a total of six years, with an expiration date in the fiscal year ending April 30, 2025, to modify the amount of Baker Hughes’ annual commitments to $85.0 million in fiscal year 2023, $110.0 million in fiscal year 2024, and $125.0 million in fiscal year 2025, and to revise the structure of the arrangement to further incentivize Baker Hughes’ sales of the Company’s products and services.
Beginning in the fiscal year ending April 30, 2023, Baker Hughes’ annual commitments are reduced by any revenue we generate from certain customers. Known and estimable revenue from certain customers related to the arrangement is a form of variable consideration, which was determined at contract inception and reduced the revenue recognized from the arrangement. We acknowledged that Baker Hughes had met its minimum annual revenue commitment for the fiscal year ended April 30, 2022 and recognized $16.0 million of sales commission as deferred costs during the fiscal quarter ended October 31, 2021 related to this arrangement, which will be amortized over an expected period of five years.
We and Baker Hughes further revised and expanded the agreements in January 2023. Pursuant to this revised arrangement, the frequency of payments due from Baker Hughes to us is accelerated, Baker Hughes obtained expanded reseller rights and we will provide additional products and services. This results in an increase of the overall transaction price of the arrangement by eliminating potential variable consideration attributable to any revenue we generated from certain customers. The amount of consideration may increase if Baker Hughes exceeds certain thresholds. We also provide Baker Hughes the option to extend the subscription term upon payment of a renewal fee.
Revenues recognized under the arrangement were as follows (in thousands):

	Fiscal Year Ended April 30,
	2023	2022	2021
Direct subscription	$ 75,452	$ 60,425	$ 30,557
Direct professional services	16,774	16,872	4,825
Total revenue from direct subscription and professional services	$ 92,226	$ 77,297	$ 35,382
During the fiscal year ended April 30, 2023, we recognized revenue of $22.1 million from certain customers in the oil and gas field related to the Baker Hughes arrangement through the date of the revised arrangement in January 2023. We recognized revenue of $27.7 million and $20.5 million from certain customers in the oil and gas field related to the Baker Hughes arrangement during the fiscal years ended April 30, 2022 and 2021, respectively. Pursuant to the January 2023 revised agreements, the transaction price of Baker Hughes arrangement is not impacted by revenue the Company recognizes from certain customers in oil and gas field.

As of April 30, 2023 and 2022, balances related to Baker Hughes that are reported within accounts receivable, net (inclusive of unbilled receivables of $70.7 million and $16.5 million, respectively) included $74.6 million and $35.8 million, respectively and deferred revenue, current included $0.2 million and $0.1 million, respectively.
We recognized cost of subscription revenue related to services purchased from Baker Hughes to be used for third party customer of nil, $0.6 million and $0.1 million for the fiscal years ended April 30, 2023, 2022 and 2021, respectively. We recognized sales and marketing expenses related to Baker Hughes of $14.0 million, $8.2 million and less than $0.1 million for the fiscal years ended April 30, 2023, 2022 and 2021, respectively. As of April 30, 2023 and 2022, accounts payable related to Baker Hughes included $2.2 million and $18.5 million, respectively.
The remaining performance obligations related to Baker Hughes, which includes both direct subscriptions and reseller arrangements, is comprised of (in thousands):

	As of April 30,
	2023	2022
Deferred revenue	$249	$2,337
Commitments from non-cancellable contracts	161,920	212,934
Total remaining performance obligations	$162,169	$215,271
As of April 30, 2023 and 2022, the current portion of deferred costs of $5.0 million and $4.9 million, respectively, was included in prepaid expenses and other current assets and the non-current portion of $11.3 million and $16.1 million, respectively, was included in other assets, non-current. We amortized $4.9 million, $3.3 million and nil of deferred commissions during the fiscal years ended April 30, 2023, 2022 and 2021, respectively, and these amounts were included in sales and marketing expense in the consolidated statements of operations. We paid sales commission of $16.0 million and $3.4 million during the fiscal years ended April 30, 2023 and 2022, respectively, related to this arrangement.
As of April 30, 2023 and 2022, accrued and other current liabilities related to Baker Hughes included $2.4 million and $2.5 million, respectively, and other long-term liabilities included nil and $2.4 million, respectively.
Travel Expense Reimbursement
Our board of directors has approved an aircraft reimbursement policy which provides for reimbursement for an eligible executive who uses his or her own aircraft for business travel at a rate determined by the audit committee to be below market rates for the charter of similar aircraft. Thomas M. Siebel, our Chief Executive Officer, owns an aircraft which he uses from time to time for business travel. In addition, Mr. Siebel has personally leased aircraft which he uses from time to time for business travel. Pursuant to this policy, approximately $2.0 million has been, or will be, paid to Mr. Siebel with respect to eligible business travel occurring during the fiscal year ended April 30, 2023, representing reimbursement for such period of business-related travel. Due to the fact that the hourly reimbursement rate for the use of the aircraft is less than the actual operational costs incurred by Mr. Siebel as owner of the aircraft or lessor of the leased aircraft, as applicable, Mr. Siebel does not profit from the use of the aircraft or the aircraft reimbursement policy.
Lease Transactions
Thomas M. Siebel, our Chief Executive Officer, is the Chairman of First Virtual Group, Inc., his family office, or First Virtual, which subleases approximately 3,130 square feet of space from us at market terms. First Virtual made payments to us in an aggregate amount of $25,823 for rent during the fiscal year ended April 30, 2023. In addition to base rent, First Virtual is responsible for its allocated share of costs incurred and expenditures made by us in the operation and management of the subleased space. First Virtual owed expenses to us related to the costs of facilities and one-time facilities build out expenses in the aggregate amount of $85,065 during the fiscal year ended April 30, 2023

Registration Rights Agreement
We are party to an amended and restated registration rights agreement, or the Registration Rights Agreement, with certain holders of our capital stock, including entities affiliated with each of Mr. Siebel and Baker Hughes. The Registration Rights Agreement provides parties thereto with certain registration rights, including the right to demand that we file a registration statement or request that their shares be covered by a registration statement that we are otherwise filing. The registration rights provided pursuant to the Registration Rights Agreement will expire three years after the completion of our initial public offering or, with respect to any particular stockholder, (1) the time that such stockholder can sell all of its shares entitled to registration rights under Rule 144 of the Securities Act during any 90-day period or (2) the time that such stockholder owns less than 1% of our outstanding Class A common stock. We will pay the registration expenses, not to exceed $25,000, of the shares registered pursuant to the Registration Rights Agreement.
Policies and Procedures for Related Person Transactions
We currently have a written related person transaction policy that sets forth our procedures for the identification, review, consideration, and approval or ratification of related person transactions. For purposes of our policy only, a related person transaction is a transaction, arrangement, or relationship, or any series of similar transactions, arrangements, or relationships, in which we and any related person are, were or will be participants. Transactions involving compensation for services provided to us as an executive officer or director are not considered related person transactions under this policy. A transaction, arrangement, or relationship in which a related person’s participation is solely due to such related person’s position as a director of an entity that is participating in such transaction, arrangement or relationship would not be considered a related party transaction under this policy. A related person is any executive officer, director, nominee for election as a director, or beneficial owner of more than 5% of any class of our voting securities, including any of the immediate family members of the foregoing persons and any entity controlled by such persons.
Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our audit committee for review, consideration and approval or ratification. Under the policy, we will collect information that we deem reasonably necessary from each director, nominee for election as a director, executive officer and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related person transactions and to effectuate the terms of the policy.

OTHER MATTERS
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC reports of changes in ownership of such securities. To our knowledge, based solely on a review of such reports filed with the SEC and written representations that no other reports were required, during the fiscal year ended April 30, 2023, we believe that all required reports were timely filed, except: (1) one Form 4 for Thomas M. Siebel to report shares of our common stock received upon the vesting and settlement of restricted stock units held by Mr. Siebel was inadvertently filed late on November 11, 2022; and (2) one Form 4 for Patricia A. House to report shares of our common stock received by Ms. House in connection with a transfer from an entity affiliated with Ms. House was inadvertently filed late on May 3, 2023.
Matters for Consideration
Neither we nor our board of directors know of any other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with his or her best judgment.
Fiscal Year 2023 Annual Report and SEC Filings
Our financial statements for the fiscal year ended April 30, 2023 are included in our Annual Report on Form 10-K, which we will make available to stockholders at the same time as this proxy statement. This proxy statement and our annual report are posted on our investor relations website at ir.c3.ai and are available from the SEC at its website at www.sec.gov.
A copy of our Annual Report to the SEC on Form 10-K for the fiscal year ended April 30, 2023 is available without charge upon written request to:
C3.ai, Inc.
Attention: Investor Relations
1400 Seaport Blvd
Redwood City, California 94063
Tel: (650) 503-2200
Email: ir@c3.ai
It is important that your shares of our common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

APPENDIX A

C3.AI, INC.
2020 EQUITY INCENTIVE PLAN
ADOPTED BY THE BOARD OF DIRECTORS: NOVEMBER 24 , 2020
APPROVED BY THE STOCKHOLDERS: NOVEMBER 24 , 2020
AMENDED BY THE BOARD OF DIRECTORS: NOVEMBER 27, 2020
APPROVED BY THE STOCKHOLDERS: NOVEMBER 27, 2020
AMENDED BY THE BOARD OF DIRECTORS: AUGUST 21, 2023
APPROVED BY THE STOCKHOLDERS: OCTOBER [], 2023

1.General.
(a)    Successor to and Continuation of Prior Plan. The Plan is the successor to and continuation of the Prior Plan. As of the Effective Date, (i) no additional awards may be granted under the Prior Plan; (ii) the Prior Plan’s Available Reserve (plus any Returning Shares) will become available for issuance pursuant to Awards granted under this Plan (provided, however, that any such shares that are shares of Class B Common Stock shall instead be added to the Share Reserve as shares of Class A Common Stock as described in Section 2(a)); and (iii) all outstanding awards granted under the Prior Plan will remain subject to the terms of the Prior Plan (except to the extent such outstanding awards result in Returning Shares that become available for issuance pursuant to Awards granted under this Plan). All Awards granted under this Plan will be subject to the terms of this Plan.
(b)    Plan Purpose. The Company, by means of the Plan, seeks to secure and retain the services of Employees, Directors and Consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Class A Common Stock through the granting of Awards.
(c)    Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) SARs; (iv) Restricted Stock Awards; (v) RSU Awards; (vi) Performance Awards; and (vii) Other Awards.
(d)    Adoption Date; Effective Date. The Plan will come into existence on the Adoption Date, but no Award may be granted prior to the Effective Date.
2.Shares Subject to the Plan.
(a)    Share Reserve. Subject to adjustment in accordance with Section 2(c) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Class A Common Stock that may be issued pursuant to Awards will not exceed 83,651,939 shares, which number is the sum of: (i) 22,000,000 shares initially reserved for issuance under the Plan, plus (ii) 5,108,355 shares that were added to the Share Reserve pursuant to the automatic annual increase to the Share Reserve on May 1, 2021; plus (iii) 5,311,251 shares that were added to the Share Reserve pursuant to the automatic annual increase to the Share Reserve on May 1, 2022; plus (iv) 5,697,128 shares that were added to the Share Reserve pursuant to the automatic annual increase to the Share Reserve on May 1, 2023, plus (v) a number of shares of Class A Common Stock equal to the Prior Plan’s Available Reserve, plus (vi) a number of shares of Class A Common Stock equal to the number of Returning Shares, if any, as such shares become available from time to time. In addition, subject to any adjustments as necessary to implement any Capitalization Adjustments, such aggregate number of shares of Class A Common Stock will automatically increase on May 1st of each year commencing on May 1, 2024 and ending on (and including) May 1, 2030, in an amount equal to 7% of the total number of shares of Capital Stock outstanding on April 30 of the preceding fiscal year; provided, however, that the Board may act prior to April 30th of the immediately preceding fiscal year to provide that the increase for such year will be a lesser number of shares of Class A Common Stock.
(b)    Aggregate Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of shares of Class A Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 202,605,615 shares.

(c)    Share Reserve Operation.
(i)    Limit Applies to Class A Common Stock Issued Pursuant to Awards. For clarity, the Share Reserve is a limit on the number of shares of Class A Common Stock that may be issued pursuant to Awards and does not limit the granting of Awards, except that the Company will keep available at all times the number of shares of Class A Common Stock reasonably required to satisfy its obligations to issue shares pursuant to such Awards. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.
(ii)    Actions that Do Not Constitute Issuance of Class A Common Stock and Do Not Reduce Share Reserve. The following actions do not result in an issuance of shares under the Plan and accordingly do not reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued, (2) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than Class A Common Stock), (3) the withholding of shares that would otherwise be issued by the Company to satisfy the exercise, strike or purchase price of an Award; or (4) the withholding of shares that would otherwise be issued by the Company to satisfy a tax withholding obligation in connection with an Award.
(iii)    Reversion of Previously Issued Shares of Class A Common Stock to Share Reserve. The following shares of Class A Common Stock previously issued pursuant to an Award and accordingly initially deducted from the Share Reserve will be added back to the Share Reserve and again become available for issuance under the Plan: (1) any shares that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of such shares; (2) any shares that are reacquired by the Company to satisfy the exercise, strike or purchase price of an Award; and (3) any shares that are reacquired by the Company to satisfy a tax withholding obligation in connection with an Award.
3.Eligibility and Limitations.
(a)    Eligible Award Recipients. Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards.
(b)    Specific Award Limitations.
(i)    Limitations on Incentive Stock Option Recipients. Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code).
(ii)    Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Class A Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).
(iii)    Limitations on Incentive Stock Options Granted to Ten Percent Stockholders. A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (i) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option and (ii) the Option is not exercisable after the expiration of five years from the date of grant of such Option.
(iv)    Limitations on Nonstatutory Stock Options and SARs. Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company (as such term is defined in Rule 405) unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A because the Awards are granted pursuant to a corporate transaction (such as a spin off transaction) or unless such Awards otherwise comply with the distribution requirements of Section 409A.
(c)    Aggregate Incentive Stock Option Limit. The aggregate maximum number of shares of Class A Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is the number of shares specified in Section 2(b).

(d)    Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director with respect to any calendar year, including Awards granted and cash fees paid by the Company to such Non-Employee Director, will not exceed (i) $700,000 in total value or (ii) in the event such Non-Employee Director is first appointed or elected to the Board during such calendar year, $900,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes.
4.Options and Stock Appreciation Rights.
Each Option and SAR will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated, then such Option will be a Nonstatutory Stock Option, and the shares purchased upon exercise of each type of Option will be separately accounted for. Each SAR will be denominated in shares of Class A Common Stock equivalents. The terms and conditions of separate Options and SARs need not be identical; provided, however, that each Option Agreement and SAR Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:
(a)    Term. Subject to Section 3(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement.
(b)    Exercise or Strike Price. Subject to Section 3(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will not be less than 100% of the Fair Market Value on the date of grant of such Award. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code.
(c)    Exercise Procedure and Payment of Exercise Price for Options. In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Option Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Option Agreement:
(i)    by cash or check, bank draft or money order payable to the Company;
(ii)    pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Class A Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds;
(iii)    by delivery to the Company (either by actual delivery or attestation) of shares of Class A Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) at the time of exercise the Class A Common Stock is publicly traded, (2) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (3) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Class A Common Stock, (4) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate, and (5) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;
(iv)    if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Class A Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) such shares used to pay the exercise price will not be exercisable thereafter and (2) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment; or

(v)    in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law.
(d)    Exercise Procedure and Payment of Appreciation Distribution for SARs. In order to exercise any SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the SAR Agreement. The appreciation distribution payable to a Participant upon the exercise of a SAR will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of shares of Class A Common Stock equal to the number of Class A Common Stock equivalents that are vested and being exercised under such SAR, over (ii) the strike price of such SAR. Such appreciation distribution may be paid to the Participant in the form of Class A Common Stock or cash (or any combination of Class A Common Stock and cash) or in any other form of payment, as determined by the Board and specified in the SAR Agreement.
(e)    Transferability. Options and SARs may not be transferred to third party financial institutions for value. The Board may impose such additional limitations on the transferability of an Option or SAR as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability of Options and SARs will apply, provided that except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration and provided, further, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer:
(i)    Restrictions on Transfer. An Option or SAR will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may permit transfer of an Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable state law) while such Option or SAR is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.
(ii)    Domestic Relations Orders. Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to a domestic relations order.
(f)    Vesting. The Board may impose such restrictions on or conditions to the vesting and/or exercisability of an Option or SAR as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Options and SARs will cease upon termination of the Participant’s Continuous Service.
(g)    Termination of Continuous Service for Cause. Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options and SARs will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Class A Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award.
(h)    Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause. Subject to Section 4(i), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her Option or SAR to the extent vested, but only within the following period of time or, if applicable, such other period of time provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)):
(i)    three months following the date of such termination if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death);
(ii)    12 months following the date of such termination if such termination is due to the Participant’s Disability;
(iii)    18 months following the date of such termination if such termination is due to the Participant’s death; or
(iv)    18 months following the date of the Participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in (i) or (ii) above).

Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in terminated Award, the shares of Class A Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.
(i)    Restrictions on Exercise; Extension of Exercisability. A Participant may not exercise an Option or SAR at any time that the issuance of shares of Class A Common Stock upon such exercise would violate Applicable Law. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty days of the applicable Post-Termination Exercise Period: (i) the exercise of the Participant’s Option or SAR would be prohibited solely because the issuance of shares of Class A Common Stock upon such exercise would violate Applicable Law, or (ii) the immediate sale of any shares of Class A Common Stock issued upon such exercise would violate the Company’s Trading Policy, then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions); provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)).
(j)    Non-Exempt Employees. No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Class A Common Stock until at least six months following the date of grant of such Award. Notwithstanding the foregoing, in accordance with the provisions of the Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than six months following the date of grant of such Award in the event of (i) such Participant’s death or Disability, (ii) a Corporate Transaction in which such Award is not assumed, continued or substituted, (iii) a Change in Control, or (iv) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). This Section 4(j) is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.
(k)    Whole Shares. Options and SARs may be exercised only with respect to whole shares of Class A Common Stock or their equivalents.
5.Awards Other Than Options and Stock Appreciation Rights.
(a)     Restricted Stock Awards and RSU Awards. Each Restricted Stock Award and RSU Award will have such terms and conditions as determined by the Board; provided, however, that each Restricted Stock Award Agreement and RSU Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:
(i)    Form of Award.
(1)     RSAs: To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Class A Common Stock subject to a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant will have voting and other rights as a stockholder of the Company with respect to any shares subject to a Restricted Stock Award.
(2)     RSUs: A RSU Award represents a Participant’s right to be issued on a future date the number of shares of Class A Common Stock that is equal to the number of restricted stock units subject to the RSU Award. As a holder of a RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company's unfunded obligation, if any, to issue shares of Class A Common Stock in settlement of such Award and nothing contained in the Plan or any RSU Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a stockholder of the Company with respect to any RSU Award (unless and until shares are actually issued in settlement of a vested RSU Award).

(ii)    Consideration.
(1)    RSA: A Restricted Stock Award may be granted in consideration for (A) cash or check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of consideration as the Board may determine and permissible under Applicable Law.
(2)    RSU: Unless otherwise determined by the Board at the time of grant, a RSU Award will be granted in consideration for the Participant’s services to the Company or an Affiliate, such that the Participant will not be required to make any payment to the Company (other than such services) with respect to the grant or vesting of the RSU Award, or the issuance of any shares of Class A Common Stock pursuant to the RSU Award. If, at the time of grant, the Board determines that any consideration must be paid by the Participant (in a form other than the Participant’s services to the Company or an Affiliate) upon the issuance of any shares of Class A Common Stock in settlement of the RSU Award, such consideration may be paid in any form of consideration as the Board may determine and permissible under Applicable Law.
(iii)    Vesting. The Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award or RSU Award as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Restricted Stock Awards and RSU Awards will cease upon termination of the Participant’s Continuous Service.
(iv)    Termination of Continuous Service. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason, (i) the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Class A Common Stock held by the Participant under his or her Restricted Stock Award that have not vested as of the date of such termination as set forth in the Restricted Stock Award Agreement and (ii) any portion of his or her RSU Award that has not vested will be forfeited upon such termination and the Participant will have no further right, title or interest in the RSU Award, the shares of Class A Common Stock issuable pursuant to the RSU Award, or any consideration in respect of the RSU Award.
(v)    Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Class A Common Stock subject to a Restricted Stock Award or RSU Award, as determined by the Board and specified in the Award Agreement).
(vi)    Settlement of RSU Awards. A RSU Award may be settled by the issuance of shares of Class A Common Stock or cash (or any combination thereof) or in any other form of payment, as determined by the Board and specified in the RSU Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award.
(b)    Performance Awards. With respect to any Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board.
(c)    Other Awards. Other Awards may be granted either alone or in addition to Awards provided for under Section 4 and the preceding provisions of this Section 5. Subject to the provisions of the Plan, the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Class A Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards.
6.Adjustments upon Changes in Class A Common Stock; Other Corporate Events.
(a)    Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of Class A Common Stock subject to the Plan and the maximum number of shares by which the Share Reserve may annually increase pursuant to Section 2(a), (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 2(b), and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of Class A Common Stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, no fractional shares or rights for fractional shares of Class A Common Stock shall be created in order to implement any Capitalization Adjustment. The Board shall determine an equivalent benefit for any fractional shares or fractional shares that might be created by the adjustments referred to in the preceding provisions of this Section.

(b)    Dissolution or Liquidation. Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Class A Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Class A Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service, provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.
(c)    Corporate Transaction. The following provisions will apply to Awards in the event of a Corporate Transaction except as set forth in Section 11, and unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award.
(i)    Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Class A Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume or continue the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Board.
(ii)    Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Awards may be exercised) will be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Corporate Transaction), and such Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Corporate Transaction). With respect to the vesting of Performance Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement, the vesting of such Performance Awards will accelerate at 100% of the target level upon the occurrence of the Corporate Transaction. With respect to the vesting of Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the Corporate Transaction.
(iii)    Awards Held by Persons other than Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Awards will terminate if not exercised (if applicable) prior to the occurrence of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.
(iv)    Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), over (2) any exercise price payable by such holder in connection with such exercise.

(d)    Appointment of Stockholder Representative. As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.
(e)    No Restriction on Right to Undertake Transactions. The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Class A Common Stock or the rights thereof or which are convertible into or exchangeable for Class A Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
7.Administration.
(a)    Administration by Board. The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in subsection (c) below.
(b)    Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)    To determine from time to time: (1) which of the persons eligible under the Plan will be granted Awards; (2) when and how each Award will be granted; (3) what type or combination of types of Award will be granted; (4) the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to receive an issuance of Class A Common Stock or other payment pursuant to an Award; (5) the number of shares of Class A Common Stock or cash equivalent with respect to which an Award will be granted to each such person; (6) the Fair Market Value applicable to an Award; and (7) the terms of any Performance Award that is not valued in whole or in part by reference to, or otherwise based on, the Class A Common Stock, including the amount of cash payment or other property that may be earned and the timing of payment.
(ii)    To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Award fully effective.
(iii)    To settle all controversies regarding the Plan and Awards granted under it.
(iv)    To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest.
(v)    To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Class A Common Stock or the share price of the Class A Common Stock including any Corporate Transaction, for reasons of administrative convenience.
(vi)    To suspend or terminate the Plan at any time. Suspension or termination of the Plan will not Materially Impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.
(vii)    To amend the Plan in any respect the Board deems necessary or advisable; provided, however, that stockholder approval will be required for any amendment to the extent required by Applicable Law. Except as provided above, rights under any Award granted before amendment of the Plan will not be Materially Impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.
(viii)    To submit any amendment to the Plan for stockholder approval.

(ix)    To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.
(x)    Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.
(xi)    To adopt such procedures and sub-plans as are necessary or appropriate to permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement to ensure or facilitate compliance with the laws of the relevant foreign jurisdiction).
(xii)    To effect, at any time and from time to time, subject to the consent of any Participant whose Award is Materially Impaired by such action, (1) the reduction of the exercise price (or strike price) of any outstanding Option or SAR; (2) the cancellation of any outstanding Option or SAR and the grant in substitution therefor of (A) a new Option, SAR, Restricted Stock Award, RSU Award or Other Award, under the Plan or another equity plan of the Company, covering the same or a different number of shares of Class A Common Stock, (B) cash and/or (C) other valuable consideration (as determined by the Board); or (3) any other action that is treated as a repricing under generally accepted accounting principles.
(c)    Delegation to Committee.
(i)    General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to another Committee or a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each Committee may retain the authority to concurrently administer the Plan with Committee or subcommittee to which it has delegated its authority hereunder and may, at any time, revest in such Committee some or all of the powers previously delegated. The Board may retain the authority to concurrently administer the Plan with any Committee and may, at any time, revest in the Board some or all of the powers previously delegated.
(ii)    Rule 16b-3 Compliance. To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award will be granted by the Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) of the Exchange Act and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available.
(d)    Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board or any Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
(e)    Delegation to an Officer. The Board or any Committee may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by Applicable Law, other types of Awards) and, to the extent permitted by Applicable Law, the terms thereof, and (ii) determine the number of shares of Class A Common Stock to be subject to such Awards granted to such Employees; provided, however, that the resolutions or charter adopted by the Board or any Committee evidencing such delegation will specify the total number of shares of Class A Common Stock that may be subject to the Awards granted by such Officer and that such Officer may not grant an Award to himself or herself. Any such Awards will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, unless otherwise provided in the resolutions approving the delegation authority. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) the authority to determine the Fair Market Value.

8.Tax Withholding
(a)    Withholding Authorization. As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agree to make adequate provision for (including), any sums required to satisfy any U.S. federal, state, local and/or foreign tax or social insurance contribution withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise, vesting or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue shares of Class A Common Stock subject to an Award, unless and until such obligations are satisfied.
(b)    Satisfaction of Withholding Obligation. To the extent permitted by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any U.S. federal, state, local and/or foreign tax or social insurance withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Class A Common Stock from the shares of Class A Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board, or (vi) by such other method as may be set forth in the Award Agreement.
(c)    No Obligation to Notify or Minimize Taxes; No Liability to Claims. Except as required by Applicable Law the Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or SAR granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Class A Common Stock on the date of grant as determined by the Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR granted under the Plan, each Participant agrees not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Class A Common Stock on the date of grant as subsequently determined by the Internal Revenue Service.
(d)    Withholding Indemnification. As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount.
9.Miscellaneous.
(a)    Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Class A Common Stock, including shares repurchased by the Company on the open market or otherwise.
(b)    Use of Proceeds from Sales of Class A Common Stock. Proceeds from the sale of shares of Class A Common Stock pursuant to Awards will constitute general funds of the Company.
(c)    Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(d)    Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Class A Common Stock subject to such Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Class A Common Stock subject to such Award is reflected in the records of the Company.
(e)    No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state or foreign jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.
(f)    Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law, to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.
(g)    Execution of Additional Documents. As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.
(h)    Electronic Delivery and Participation. Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Class A Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.
(i)    Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law and any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under Applicable Law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Class A Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntary terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.
(j)    Securities Law Compliance. A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act; or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law.

(k)    Transfer or Assignment of Awards; Issued Shares. Except as expressly provided in the Plan or the form of Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of Restricted Stock and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law.
(l)    Effect on Other Employee Benefit Plans. The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company's or any Affiliate's employee benefit plans.
(m)    Deferrals. To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of Class A Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may also establish programs and procedures for deferral elections to be made by Participants. Deferrals by will be made in accordance with the requirements of Section 409A.
(n)    Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Class A Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.
(o)    Choice of Law. This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to conflict of law principles that would result in any application of any law other than the law of the State of Delaware.
10.Covenants of the Company.
(a)    Compliance with Law. The Company will seek to obtain from each regulatory commission or agency, as may be deemed to be necessary, having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Class A Common Stock upon exercise or vesting of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Class A Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Class A Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Class A Common Stock upon exercise or vesting of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Class A Common Stock pursuant to the Award if such grant or issuance would be in violation of any Applicable Law.
11.Additional Rules for Awards Subject to Section 409A.
(a)    Application. Unless the provisions of this Section of the Plan are expressly superseded by the provisions in the form of Award Agreement, the provisions of this Section shall apply and shall supersede anything to the contrary set forth in the Award Agreement for a Non-Exempt Award.
(b)    Non-Exempt Awards Subject to Non-Exempt Severance Arrangements. To the extent a Non-Exempt Award is subject to Section 409A due to application of a Non-Exempt Severance Arrangement, the following provisions of this subsection (b) apply.

(i)    If the Non-Exempt Award vests in the ordinary course during the Participant’s Continuous Service in accordance with the vesting schedule set forth in the Award Agreement, and does not accelerate vesting under the terms of a Non-Exempt Severance Arrangement, in no event will the shares be issued in respect of such Non-Exempt Award any later than the later of: (i) December 31st of the calendar year that includes the applicable vesting date, or (ii) the 60th day that follows the applicable vesting date.
(ii)    If vesting of the Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with the Participant’s Separation from Service, and such vesting acceleration provisions were in effect as of the date of grant of the Non-Exempt Award and, therefore, are part of the terms of such Non-Exempt Award as of the date of grant, then the shares will be earlier issued in settlement of such Non-Exempt Award upon the Participant’s Separation from Service in accordance with the terms of the Non-Exempt Severance Arrangement, but in no event later than the 60th day that follows the date of the Participant’s Separation from Service. However, if at the time the shares would otherwise be issued the Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of such Participant’s Separation from Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.
(iii)    If vesting of a Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with a Participant’s Separation from Service, and such vesting acceleration provisions were not in effect as of the date of grant of the Non-Exempt Award and, therefore, are not a part of the terms of such Non-Exempt Award on the date of grant, then such acceleration of vesting of the Non-Exempt Award shall not accelerate the issuance date of the shares, but the shares shall instead be issued on the same schedule as set forth in the Grant Notice as if they had vested in the ordinary course during the Participant’s Continuous Service, notwithstanding the vesting acceleration of the Non-Exempt Award. Such issuance schedule is intended to satisfy the requirements of payment on a specified date or pursuant to a fixed schedule, as provided under Treasury Regulations Section 1.409A-3(a)(4).
(c)    Treatment of Non-Exempt Awards Upon a Corporate Transaction for Employees and Consultants. The provisions of this subsection (c) shall apply and shall supersede anything to the contrary set forth in the Plan with respect to the permitted treatment of any Non-Exempt Award in connection with a Corporate Transaction if the Participant was either an Employee or Consultant upon the applicable date of grant of the Non-Exempt Award.
(i)    Vested Non-Exempt Awards. The following provisions shall apply to any Vested Non-Exempt Award in connection with a Corporate Transaction:
(1)    If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Vested Non-Exempt Award. Upon the Section 409A Change in Control the settlement of the Vested Non-Exempt Award will automatically be accelerated and the shares will be immediately issued in respect of the Vested Non-Exempt Award. Alternatively, the Company may instead provide that the Participant will receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control.
(2)    If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute each Vested Non-Exempt Award. The shares to be issued in respect of the Vested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of the Fair Market Value of the shares made on the date of the Corporate Transaction.
(ii)    Unvested Non-Exempt Awards. The following provisions shall apply to any Unvested Non-Exempt Award unless otherwise determined by the Board pursuant to subsection (e) of this Section.
(1)    In the event of a Corporate Transaction, the Acquiring Entity shall assume, continue or substitute any Unvested Non-Exempt Award. Unless otherwise determined by the Board, any Unvested Non-Exempt Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of any Unvested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value of the shares made on the date of the Corporate Transaction.

(2)    If the Acquiring Entity will not assume, substitute or continue any Unvested Non-Exempt Award in connection with a Corporate Transaction, then such Award shall automatically terminate and be forfeited upon the Corporate Transaction with no consideration payable to any Participant in respect of such forfeited Unvested Non-Exempt Award. Notwithstanding the foregoing, to the extent permitted and in compliance with the requirements of Section 409A, the Board may in its discretion determine to elect to accelerate the vesting and settlement of the Unvested Non-Exempt Award upon the Corporate Transaction, or instead substitute a cash payment equal to the Fair Market Value of such shares that would otherwise be issued to the Participant, as further provided in subsection (e)(ii) below. In the absence of such discretionary election by the Board, any Unvested Non-Exempt Award shall be forfeited without payment of any consideration to the affected Participants if the Acquiring Entity will not assume, substitute or continue the Unvested Non-Exempt Awards in connection with the Corporate Transaction.
(3)    The foregoing treatment shall apply with respect to all Unvested Non-Exempt Awards upon any Corporate Transaction, and regardless of whether or not such Corporate Transaction is also a Section 409A Change in Control.
(d)    Treatment of Non-Exempt Awards Upon a Corporate Transaction for Non-Employee Directors. The following provisions of this subsection (d) shall apply and shall supersede anything to the contrary that may be set forth in the Plan with respect to the permitted treatment of a Non-Exempt Director Award in connection with a Corporate Transaction.
(i)    If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Non-Exempt Director Award. Upon the Section 409A Change in Control the vesting and settlement of any Non-Exempt Director Award will automatically be accelerated and the shares will be immediately issued to the Participant in respect of the Non-Exempt Director Award. Alternatively, the Company may provide that the Participant will instead receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control pursuant to the preceding provision.
(ii)    If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute the Non-Exempt Director Award. Unless otherwise determined by the Board, the Non-Exempt Director Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of the Non-Exempt Director Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value made on the date of the Corporate Transaction.
(e)    If the RSU Award is a Non-Exempt Award, then the provisions in this Section 11(e) shall apply and supersede anything to the contrary that may be set forth in the Plan or the Award Agreement with respect to the permitted treatment of such Non-Exempt Award:
(i)    Any exercise by the Board of discretion to accelerate the vesting of a Non-Exempt Award shall not result in any acceleration of the scheduled issuance dates for the shares in respect of the Non-Exempt Award unless earlier issuance of the shares upon the applicable vesting dates would be in compliance with the requirements of Section 409A.
(ii)    The Company explicitly reserves the right to earlier settle any Non-Exempt Award to the extent permitted and in compliance with the requirements of Section 409A, including pursuant to any of the exemptions available in Treasury Regulations Section 1.409A-3(j)(4)(ix).
(iii)    To the extent the terms of any Non-Exempt Award provide that it will be settled upon a Change in Control or Corporate Transaction, to the extent it is required for compliance with the requirements of Section 409A, the Change in Control or Corporate Transaction event triggering settlement must also constitute a Section 409A Change in Control. To the extent the terms of a Non-Exempt Award provides that it will be settled upon a termination of employment or termination of Continuous Service, to the extent it is required for compliance with the requirements of Section 409A, the termination event triggering settlement must also constitute a Separation From Service. However, if at the time the shares would otherwise be issued to a Participant in connection with a “separation from service” such Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of the Participant’s Separation From Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.

(iv)    The provisions in this subsection (e) for delivery of the shares in respect of the settlement of a RSU Award that is a Non-Exempt Award are intended to comply with the requirements of Section 409A so that the delivery of the shares to the Participant in respect of such Non-Exempt Award will not trigger the additional tax imposed under Section 409A, and any ambiguities herein will be so interpreted.
12.Severability.
If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
13.Termination of the Plan.
The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of: (i) the Adoption Date, or (ii) the date the Plan is approved by the Company’s stockholders. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
14.Definitions.
As used in the Plan, the following definitions apply to the capitalized terms indicated below:
(a)    “Acquiring Entity” means the surviving or acquiring corporation (or its parent company) in connection with a Corporate Transaction
(b)    “Adoption Date” means the date the Plan is first approved by the Board or Compensation Committee.
(c)    “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
(d)    “Applicable Law” means shall mean any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority).
(e)    “Award” means any right to receive Class A Common Stock, cash or other property granted under the Plan (including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a RSU Award, a SAR, a Performance Award or any Other Award).
(f)    “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and the agreement containing the written summary of the general terms and conditions applicable to the Award and which is provided to a Participant along with the Grant Notice.
(g)    “Board” means the Board of Directors of the Company (or its designee). Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants.
(h)    “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Class A Common Stock subject to the Plan or subject to any Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(i)    “Capital Stock” means the Class A Common Stock and the Class B Common Stock.
(j)    “Cause” has the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (ii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iii)  such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (iv) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board with respect to Participants who are executive officers of the Company and by the Company’s Chief Executive Officer with respect to Participants who are not executive officers of the Company. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.
(k)    “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events; provided, however, to the extent necessary to avoid adverse personal income tax consequences to the Participant in connection with an Award, also constitutes a Section 409A Change in Control:
(i)    any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;
(ii)    there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;
(iii)    the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur, except for a liquidation into a parent corporation;
(iv)    there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or
(v)    individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.
(l)    “Class A Common Stock” means Class A common stock of the Company.
(m)    “Class B Common Stock” means Class B common stock of the Company.
(n)    “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(o)    “Committee” means the Compensation Committee and any other committee of one or more Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan.
(p)     “Company” means C3.ai, Inc., a Delaware corporation.
(q)    “Compensation Committee” means the Compensation Committee of the Board.
(r)    “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.
(s)    “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).
(t)    “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)    a sale or other disposition of all or substantially all, as determined by the Board, of the consolidated assets of the Company and its Subsidiaries;
(ii)    a sale or other disposition of at least 50% of the outstanding securities of the Company;
(iii)    a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)    a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Capital Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
(u)    “Director” means a member of the Board.
(v)    “determine” or “determined” means as determined by the Board or the Committee (or its designee) in its sole discretion.
(w)    “Disability” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.
(x)    “Effective Date” means the IPO Date, provided this Plan is approved by the Company’s stockholders prior to the IPO Date.
(y)    “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
(z)    “Employer” means the Company or the Affiliate of the Company that employs the Participant.
(aa)    “Entity” means a corporation, partnership, limited liability company or other entity.
(bb)    “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(cc)    “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.
(dd)    “Fair Market Value” means, as of any date, unless otherwise determined by the Board, the value of the Class A Common Stock (as determined on a per share or aggregate basis, as applicable) determined as follows:
(i)    If the Class A Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Class A Common Stock) on the date of determination, as reported in a source the Board deems reliable.
(ii)    If there is no closing sales price for the Class A Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.
(iii)    In the absence of such markets for the Class A Common Stock, or if otherwise determined by the Board, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(ee)    “Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any Tax authority) or other body exercising similar powers or authority; or (d) self-regulatory organization (including the Nasdaq Stock Market, New York Stock Exchange, and the Financial Industry Regulatory Authority).
(ff)    “Grant Notice” means the notice provided to a Participant that he or she has been granted an Award under the Plan and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of shares of Class A Common Stock subject to the Award or potential cash payment right, (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.
(gg)    “Incentive Stock Option” means an option granted pursuant to Section 4 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.
(hh)    “IPO Date” means the date of the underwriting agreement between the Company and the underwriter(s) managing the initial public offering of the Class A Common Stock, pursuant to which the Class A Common Stock is priced for the initial public offering.
(ii)    “Materially Impair” means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant's rights under an Award will not be deemed to have been Materially Impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant's rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of shares subject to an Option that may be exercised, (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other Applicable Laws.
(jj)    “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.
(kk)    “Non-Exempt Award” means any Award that is subject to, and not exempt from, Section 409A, including as the result of (i) a deferral of the issuance of the shares subject to the Award which is elected by the Participant or imposed by the Company or (ii) the terms of any Non-Exempt Severance Agreement.
(ll)    “Non-Exempt Director Award” means a Non-Exempt Award granted to a Participant who was a Director but not an Employee on the applicable grant date.
(mm)    “Non-Exempt Severance Arrangement” means a severance arrangement or other agreement between the Participant and the Company that provides for acceleration of vesting of an Award and issuance of the shares in respect of such Award upon the Participant’s termination of employment or separation from service (as such term is defined in Section 409A(a)(2)(A)(i) of the Code (and without regard to any alternative definition thereunder) (“Separation from Service”) and such severance benefit does not satisfy the requirements for an exemption from application of Section 409A provided under Treasury Regulations Section 1.409A-1(b)(4), 1.409A-1(b)(9) or otherwise.
(nn)    “Nonstatutory Stock Option” means any option granted pursuant to Section 4 of the Plan that does not qualify as an Incentive Stock Option.
(oo)    “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(pp)    “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Class A Common Stock granted pursuant to the Plan.
(qq)    “Option Agreement” means a written agreement between the Company and the Optionholder evidencing the terms and conditions of the Option grant. The Option Agreement includes the Grant Notice for the Option and the agreement containing the written summary of the general terms and conditions applicable to the Option and which is provided to a Participant along with the Grant Notice. Each Option Agreement will be subject to the terms and conditions of the Plan.
(rr)    “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
(ss)    “Other Award” means an award valued in whole or in part by reference to, or otherwise based on, Class A Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value at the time of grant) that is not an Incentive Stock Options, Nonstatutory Stock Option, SAR, Restricted Stock Award, RSU Award or Performance Award.
(tt)    “Other Award Agreement” means a written agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement will be subject to the terms and conditions of the Plan.
(uu)    “Own,” “Owned,” “Owner,” “Ownership” means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
(vv)    “Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.
(ww)    “Performance Award” means an Award that may vest or may be exercised or a cash award that may vest or become earned and paid contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 5(b) pursuant to such terms as are approved by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Class A Common Stock.
(xx)    “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: earnings (including earnings per share and net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; total stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholders’ equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; financing; regulatory milestones; stockholder liquidity; corporate governance and compliance; intellectual property; personnel matters; progress of internal research; progress of partnered programs; partner satisfaction; budget management; partner or collaborator achievements; internal controls, including those related to the Sarbanes-Oxley Act of 2002; investor relations, analysts and communication; implementation or completion of projects or processes; employee retention; number of users, including unique users; strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with respect to the marketing, distribution and sale of the Company’s products; supply chain achievements; co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by the Board or Committee.

(yy)    “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of Capital Stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement or the written terms of a Performance Cash Award.
(zz)    “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.
(aaa)    “Plan” means this C3.ai, Inc. 2020 Equity Incentive Plan.
(bbb)    “Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day to day operations of the Plan and the Company’s other equity incentive programs.
(ccc)    “Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified in Section 4(h).
(ddd)    “Prior Plan’s Available Reserve” means the number of shares available for the grant of new awards under the Prior Plan as of immediately prior to the Effective Date.
(eee)    “Prior Plan” means the Amended and Restated 2012 Equity Incentive Plan.
(fff)    “Prospectus” means the document containing the Plan information specified in Section 10(a) of the Securities Act.
(ggg)    “Restricted Stock Award” or “RSA” means an Award of shares of Class A Common Stock which is granted pursuant to the terms and conditions of Section 5(a).
(hhh)    “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. The Restricted Stock Award Agreement includes the Grant Notice for the Restricted Stock Award and the agreement containing the written summary of the general terms and conditions applicable to the Restricted Stock Award and which is provided to a Participant along with the Grant Notice. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(iii)    “Returning Shares” means shares subject to outstanding stock awards granted under the Prior Plan and that following the Effective Date: (A) are not issued because such stock award or any portion thereof expires or otherwise terminates without all of the shares covered by such stock award having been issued; (B)  are not issued because such stock award or any portion thereof is settled in cash; (C)  are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares; (D) are withheld or reacquired to satisfy the exercise, strike or purchase price; or (E) are withheld or reacquired to satisfy a tax withholding obligation; provided, however, that any such shares that are shares of Class B Common Stock shall instead be added to the Share Reserve as shares of Class A Common Stock as described in Section 2(a).
(jjj)    “RSU Award” or “RSU” means an Award of restricted stock units representing the right to receive an issuance of shares of Class A Common Stock which is granted pursuant to the terms and conditions of Section 5(a).
(kkk)    “RSU Award Agreement” means a written agreement between the Company and a holder of a RSU Award evidencing the terms and conditions of a RSU Award. The RSU Award Agreement includes the Grant Notice for the RSU Award and the agreement containing the written summary of the general terms and conditions applicable to the RSU Award and which is provided to a Participant along with the Grant Notice. Each RSU Award Agreement will be subject to the terms and conditions of the Plan.
(lll)    “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
(mmm)    “Rule 405” means Rule 405 promulgated under the Securities Act.
(nnn)    “Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder.
(ooo)    “Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).
(ppp)    “Securities Act” means the Securities Act of 1933, as amended.
(qqq)    “Share Reserve” means the number of shares available for issuance under the Plan as set forth in Section 2(a).
(rrr)    “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Class A Common Stock that is granted pursuant to the terms and conditions of Section 4.
(sss)    “SAR Agreement” means a written agreement between the Company and a holder of a SAR evidencing the terms and conditions of a SAR grant. The SAR Agreement includes the Grant Notice for the SAR and the agreement containing the written summary of the general terms and conditions applicable to the SAR and which is provided to a Participant along with the Grant Notice. Each SAR Agreement will be subject to the terms and conditions of the Plan.
(ttt)    “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding Capital Stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.
(uuu)    “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.
(vvv)    “Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain "window" periods and/or otherwise restricts the ability of certain individuals to transfer or encumber Company shares, as in effect from time to time.
(www)    “Unvested Non-Exempt Award” means the portion of any Non-Exempt Award that had not vested in accordance with its terms upon or prior to the date of any Corporate Transaction.

(xxx)    “Vested Non-Exempt Award” means the portion of any Non-Exempt Award that had vested in accordance with its terms upon or prior to the date of a Corporate Transaction.

C3.ai

C3.AI, INC.
1400 SEAPORT BLVD.
REDWOOD CITY, CA 94063

SCAN TO
VIEW MATERIALS & VOTE

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Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on October 3, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and create an electronic voting instruction form.

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C3.AI, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Class III Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Michael G. McCaffery
02) Condoleezza Rice
03) Jim H. Snabe
04) Stephen M. Ward, Jr.

NOTE: In their discretion, the proxies are authorized to vote on any other business that may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V22017-P96719

C3.ai, Inc.
Annual Meeting of Stockholders
October 4, 2023 10:00 AM Pacific Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Thomas M. Siebel and Juho Parkkinen, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A common stock and Class B common stock of C3.ai, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM Pacific Time on Wednesday, October 4, 2023, via live webcast on the Internet at www.virtualshareholdermeeting.com/AI2023, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

Continued and to be signed on reverse side